[AB FUNDS LOGO]

Prospectus
APRIL 29, 2005
BLENDED FUNDS:

 --    FLEXIBLE INCOME FUND
 --    GROWTH & INCOME FUND
 --    CAPITAL OPPORTUNITIES FUND
 --    GLOBAL EQUITY FUND
 --    FLEXIBLE INCOME FUND I
 --    GROWTH & INCOME FUND I
 --    CAPITAL OPPORTUNITIES FUND I
 --    GLOBAL EQUITY FUND I
SELECT FUNDS:

 --    MONEY MARKET FUND
 --    LOW-DURATION BOND FUND
 --    MEDIUM-DURATION BOND FUND
 --    EXTENDED-DURATION BOND FUND
 --    EQUITY INDEX FUND
 --    VALUE EQUITY FUND
 --    GROWTH EQUITY FUND
 --    SMALL CAP EQUITY FUND
 --    INTERNATIONAL EQUITY FUND
GS2 CLASS
GS4 CLASS
GS6 CLASS
GS8 CLASS

This prospectus contains important information about the Funds, including information on investment policies, risks, and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

 2                                                                AB Funds Trust

TABLE OF CONTENTS

A look at the goals,            RISK & RETURN SUMMARIES
strategies, main risks and
expenses of each Fund.

                                Introduction........................................           4
                                THE BLENDED FUNDS
                                Flexible Income Fund................................           6
                                Growth & Income Fund................................          11
                                Capital Opportunities Fund..........................          16
                                Global Equity Fund..................................          21
                                Flexible Income Fund I..............................          26
                                Growth & Income Fund I..............................          30
                                Capital Opportunities Fund I........................          34
                                Global Equity Fund I................................          38
                                THE SELECT FUNDS
                                Money Market Fund...................................          42
                                Low-Duration Bond Fund..............................          46
                                Medium-Duration Bond Fund...........................          50
                                Extended-Duration Bond Fund.........................          54
                                Equity Index Fund...................................          58
                                Value Equity Fund...................................          62
                                Growth Equity Fund..................................          66
                                Small Cap Equity Fund...............................          70
                                International Equity Fund...........................          74
                                ADDITIONAL INVESTMENT & RISK INFORMATION..... ......          78
Details about the               MANAGEMENT OF THE FUNDS
Funds' management
and service providers.

                                Investment Adviser..................................          79
                                Sub-Advisers........................................          80
                                Service Providers...................................          88
                                SHAREHOLDER INFORMATION
                                Eligible Investors..................................          89
                                Minimum Investments.................................          91
                                Minimum Account Size................................          91
Policies and instructions       TRANSACTIONS WITH THE FUNDS............ ............          92
for opening, maintaining
and closing an account.

                                MORE SHAREHOLDER INFORMATION........... ............          96

                                DISTRIBUTION ARRANGEMENTS............. .............         102

                                FINANCIAL HIGHLIGHTS............... ................         103

                                GLOSSARY..................... ......................         124

                                FOR MORE INFORMATION................................  Back cover

DO YOU HAVE QUESTIONS ABOUT TERMS WE USE IN THIS PROSPECTUS?
For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this prospectus.

Prospectus                                                                     3

RISK & RETURN SUMMARIES

INTRODUCTION
WHAT IS A MUTUAL FUND?
A mutual fund pools shareholders' money and, using professional management, invests in securities like stocks and bonds.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. There is a separate Risk & Return Summary for each Fund and other detailed information in the following pages. Please read each Fund description carefully before you invest. The more you know about your investment choices, the more informed your investment decisions will be. But first, a word about the risks and returns that apply to all the Funds.

The Funds are divided into two groups:

   BLENDED FUNDS -- Each Blended Fund (see pages 6 to 41) invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds' investment adviser believes that blending investment styles and money managers may reduce risk over the long term. The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund and Global Equity Fund invest in the GS4 Class of the Select Funds. The Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I invest in the GS2 Class of the Select Funds.

   -  Flexible Income Fund

   -  Growth & Income Fund

   -  Capital Opportunities Fund

   -  Global Equity Fund

   -  Flexible Income Fund I

   -  Growth & Income Fund I

   -  Capital Opportunities Fund I

   -  Global Equity Fund I

   SELECT FUNDS -- Each Select Fund (see pages 42 to 77) invests directly in different types of fixed income obligations, stocks, or other investments to meet its investment objective.

   -  Money Market Fund

   -  Low-Duration Bond Fund

   -  Medium-Duration Bond Fund

   -  Extended-Duration Bond Fund

   -  Equity Index Fund

   -  Value Equity Fund

   -  Growth Equity Fund

   -  Small Cap Equity Fund

   -  International Equity Fund

WHO IS THE INVESTMENT ADVISER?
SBC Financial Services, Inc. ("SBC Financial" or the "Investment Adviser") serves as the Investment Adviser to the Funds. SBC Financial is an affiliate of the Annuity Board of the Southern Baptist Convention (the "Annuity Board"). Rather than making the day-to-day investment decisions for the Select Funds, it retains the services of other investment management firms to do so. It also allocates each Blended Fund's investments among the Select Funds.

 4                                                                AB Funds Trust

Each Select Fund uses various investment management firms ("Sub-Advisers") to manage its assets. The Investment Adviser reviews the Sub-Advisers' performance, allocates the assets of each Select Fund among them and makes recommendations to the Funds' Board of Trustees regarding changes to the Sub-Advisers selected.

The Funds do not invest in any company that is publicly recognized, as determined by the Annuity Board, as being in the liquor, tobacco, gambling, pornography, or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are not insured or guaranteed by SBC Financial, the Annuity Board, any bank, the Federal Deposit Insurance Corporation, or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.

Prospectus                                                                     5

THE BLENDED FUNDS

THE FLEXIBLE INCOME FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The FLEXIBLE INCOME FUND seeks current income and
Objective              modest capital appreciation.
--------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of fixed income securities
Strategies                 with a smaller percentage of equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among
                           the Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  75%     60-90%
                           U.S. Equity Select Funds           19%     10-30%
                           Non-U.S. Equity Select Fund         6%      2-15%
                           SELECT FUND
                           Equity Index                        1%      0-10%
                           Value Equity                        8%      2-15%
                           Growth Equity                       8%      2-15%
                           Small Cap Equity                    2%      0-10%
                           International Equity                6%      2-15%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  73%     60-90%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment
                           Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.

                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 6                                                                AB Funds Trust

--------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general
                           economic conditions. The yield earned by a Select
                           Fund will also vary with changes in interest rates
                           and other economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay
                           interest or even principal due in a timely manner or
                           at all.
                       -   To the extent the Fund owns Select Funds that buy
                       stocks and other equity securities, the Fund's value will
                           fluctuate due to business developments concerning a
                           particular issuer, industry or country, as well as
                           general market and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.

Prospectus                                                                     7

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         FLEXIBLE INCOME FUND
                                                                         --------------------
2002                                                                             -1.10
2003                                                                              9.33
2004                                                                              4.76

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     4.77%       2/2003
Lowest return/worst quarter                    (3.13%)      3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
FLEXIBLE INCOME FUND
GS4 Class returns before taxes                                  4.76%           4.04%
GS4 Class returns after taxes on distributions(2)               3.81%           2.75%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                3.33%           2.78%
GS6 Class returns before taxes                                  4.52%           3.81%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     4.12%           4.06%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction
  for fees, expenses or taxes)(4)                               0.91%           3.34%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Merrill Lynch 1-3 Yr. Treasury Index, weighted 19%, 6% and 75%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

(4) The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

 8                                                                AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Flexible Income Fund's GS4 Class, GS6 Class and GS8 Class.

                                                                     GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                                     ---------   ---------   ---------
       SHAREHOLDER FEES                                                 None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%       0.10%       0.10%
          Distribution (12b-1) fee(1)                                   None        0.10%       0.30%
          Other expenses(2)                                             0.07%       0.39%       0.63%
                                                                       -----       -----       -----
          Total annual operating expenses                               0.17%       0.59%       1.03%
          Fee waiver and expense reimbursement(3)                      (0.04%)     (0.09%)     (0.23%)
                                                                       -----       -----       -----
          Net expenses                                                  0.13%       0.50%       0.80%

------------------

(1) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(2) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.50% for the GS6 Class and 0.80% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $13             $ 51             $ 92            $  214
                GS6 CLASS                      $51             $180             $321            $  732
                GS8 CLASS                      $82             $305             $548            $1,248

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                     9

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2004. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.70%.

 10                                                               AB Funds Trust

THE GROWTH & INCOME FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GROWTH & INCOME FUND seeks moderate capital
Objective              appreciation with current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines approximately equal percentages of fixed income
Strategies                 securities with equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  50%     35-65%
                           U.S. Equity Select Funds           37%     25-50%
                           Non-U.S. Equity Select Fund        13%      5-20%
                           SELECT FUND
                           Equity Index                        3%      0-10%
                           Value Equity                       15%      5-25%
                           Growth Equity                      15%      5-25%
                           Small Cap Equity                    4%      0-10%
                           International Equity               13%      5-20%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  13%      5-25%
                           Medium-Duration Bond               25%     15-35%
                           Extended-Duration Bond             10%      5-20%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus                                                                    11

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

 12                                                               AB Funds Trust

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2002                                                                             -6.37
2003                                                                             18.79
2004                                                                             10.13

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                                RETURN   QUARTER/YEAR
                                                ------   ------------
Highest return/best quarter                      9.92%      2/2003
Lowest return/worst quarter                     (7.74%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
GROWTH & INCOME FUND
GS4 Class returns before taxes                                  10.13%           6.10%
GS4 Class returns after taxes on distributions(2)                9.21%           4.66%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 6.96%           4.46%
GS6 Class returns before taxes                                   9.66%           5.80%
Composite Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                   9.28%           6.07%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         11.95%           3.62%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Lehman Brothers Aggregate Bond Index, weighted 37%, 13% and 50%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index
    (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's(R), or Fitch, Inc., in that order.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Prospectus                                                                    13

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund's GS4 Class, GS6 Class and GS8 Class.

                                                                     GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                                     ---------   ---------   ---------
       SHAREHOLDER FEES                                                None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                               0.10%       0.10%       0.10%
          Distribution (12b-1) fee(1)                                  None        0.10%       0.30%
          Other expenses(2)                                            0.03%       0.46%       0.73%
                                                                       ----        ----        ----
          Total annual operating expenses                              0.13%       0.66%       1.13%
          Fee waiver and expense reimbursement(3)                      0.00%(4)   (0.06%)     (0.23%)
                                                                       ----        ----        ----
          Net expenses                                                 0.13%       0.60%       0.90%

------------------

(1) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(2) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.60% for the GS6 Class and to 0.90% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may repay the Investment Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(4) Due to the repayment provision referenced in footnote 3 above, the Investment Adviser was repaid a portion of expenses previously reimbursed by the Investment Adviser. The amount of the repayment to the Investment Adviser was less than 0.01%.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $13             $ 42             $ 73            $  166
                GS6 CLASS                      $61             $205             $362            $  818
                GS8 CLASS                      $92             $337             $602            $1,365

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

 14                                                               AB Funds Trust

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2004. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.82%.

Prospectus                                                                    15

THE CAPITAL OPPORTUNITIES FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The CAPITAL OPPORTUNITIES FUND seeks capital
Objective              appreciation with modest current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of equity securities with a
Strategies                 smaller percentage of fixed income securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  25%     15-35%
                           U.S. Equity Select Funds           56%     40-70%
                           Non-U.S. Equity Select Fund        19%     10-30%
                           SELECT FUND
                           Equity Index                        5%      2-15%
                           Value Equity                       23%     15-35%
                           Growth Equity                      23%     15-35%
                           Small Cap Equity                    5%      0-10%
                           International Equity               19%     10-30%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                   5%      0-10%
                           Medium-Duration Bond               13%      5-25%
                           Extended-Duration Bond              5%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 16                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   To the extent the Fund owns Select Funds that buy
                       bonds and other fixed income securities, the Fund's value
                           will fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

Prospectus                                                                    17

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                      CAPITAL OPPORTUNITIES FUND
                                                                      --------------------------
2002                                                                            -13.25
2003                                                                             25.23
2004                                                                              12.8

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIOD REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    13.43%       2/2003
Lowest return/worst quarter                    (13.14%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
CAPITAL OPPORTUNITIES FUND
GS4 Class returns before taxes                                  12.80%           5.72%
GS4 Class returns after taxes on distributions(2)               12.26%           4.90%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 8.63%           4.47%
GS6 Class returns before taxes                                  12.28%           5.40%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     11.71%           5.73%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         11.95%           3.62%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Lehman Brothers Aggregate Bond Index, weighted 56%, 19% and 25%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index
    (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom and Venezuela. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's(R), or Fitch, Inc., in that order.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

 18                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Capital Opportunities Fund's GS4 Class, GS6 Class and GS8 Class.

                                                              GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------
SHAREHOLDER FEES                                                None         None        None
   (Fees paid directly from your investment)
ANNUAL FUND OPERATING EXPENSES
   (Expenses that are deducted from fund assets)
   Management fee                                               0.10%        0.10%       0.10%
   Distribution (12b-1) fee(1)                                  None         0.10%       0.30%
   Other expenses(2)                                            0.03%        0.55%       0.66%
                                                                ----        -----       -----
   Total annual operating expenses                              0.13%        0.75%       1.06%
   Fee waiver and expense reimbursement(3)                      0.00%       (0.05%)     (0.06%)
                                                                ----        -----       -----
   Net expenses                                                 0.13%        0.70%       1.00%

------------------

(1) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(2) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.70% for the GS6 Class and 1.00% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $ 13            $ 42             $ 73            $  166
                GS6 CLASS                      $ 72            $235             $412            $  927
                GS8 CLASS                      $102            $331             $579            $1,291

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you

Prospectus                                                                    19
will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2004. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.90%.

 20                                                               AB Funds Trust

THE GLOBAL EQUITY FUND SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GLOBAL EQUITY FUND seeks capital appreciation.
Objective
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of U.S. equity securities
Strategies                 with a smaller percentage of international equity
                           securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Fund                    2%      0-10%
                           U.S. Equity Select Funds           73%     60-90%
                           Non-U.S. Equity Select Fund        25%     15-35%
                           SELECT FUND
                           Equity Index                        5%      0-10%
                           Value Equity                       30%     15-45%
                           Growth Equity                      30%     15-45%
                           Small Cap Equity                    8%      0-15%
                           International Equity               25%     15-35%
                           Money Market                        2%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

Prospectus                                                                    21

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

 22                                                               AB Funds Trust

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                          GLOBAL EQUITY FUND
                                                                          ------------------
2002                                                                            -20.04
2003                                                                             31.99
2004                                                                             15.47

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIOD REFLECTED IN
                                THE CHART ABOVE)

                                                RETURN   QUARTER/YEAR
                                                ------   ------------
Highest return/best quarter                     16.99%      2/2003
Lowest return/worst quarter                     (18.51%)    3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
GLOBAL EQUITY FUND
GS4 Class returns before taxes                                  15.47%           5.14%
GS4 Class returns after taxes on distributions(2)               15.25%           4.90%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                10.35%           4.29%
GS6 Class returns before taxes                                  15.17%           4.93%
Composite Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                  14.14%           5.18%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         11.95%           3.62%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index and the MSCI All Country World Index (ACWI) Ex-U.S. benchmark, weighted 75% and 25%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market. MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market.

Prospectus                                                                    23

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund's GS4 Class, GS6 Class and GS8 Class.

                                                                     GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                                     ---------   ---------   ---------
       SHAREHOLDER FEES                                                None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                               0.10%       0.10%       0.10%
          Distribution (12b-1) fee(1)                                  None        0.10%       0.30%
          Other expenses(2)                                            0.03%       0.43%       0.64%
                                                                       ----        ----        ----
          Total annual operating expenses                              0.13%       0.63%       1.04%
          Fee waiver and expense reimbursement(3)                      0.00%      (0.06%)     (0.17%)
                                                                       ----        ----        ----
          Net expenses                                                 0.13%       0.57%       0.87%

------------------

(1) The Fund invests in the GS4 Class shares of certain Select Funds, which charge a shareholder service and recordkeeping fee of 0.19%. This fee is in addition to the distribution (12b-1) fee described above.

(2) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(3) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.13% for the GS4 Class, 0.57% for the GS6 Class and 0.87% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS4 CLASS                      $13             $ 42             $ 73            $  166
                GS6 CLASS                      $58             $196             $346            $  782
                GS8 CLASS                      $89             $314             $559            $1,263

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS4 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to

 24                                                               AB Funds Trust
the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of those Select Funds for the fiscal year ended 2004. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.99%.

Prospectus                                                                    25

THE FLEXIBLE INCOME FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The FLEXIBLE INCOME FUND I seeks current income and
Objective              modest capital appreciation.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of fixed income securities
Strategies                 with a smaller percentage of equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  75%     60-90%
                           U.S. Equity Select Funds           19%     10-30%
                           Non-U.S. Equity Select Fund         6%      2-15%
                           SELECT FUND
                           Equity Index                        1%      0-10%
                           Value Equity                        8%      2-15%
                           Growth Equity                       8%      2-15%
                           Small Cap Equity                    2%      0-10%
                           International Equity                6%      2-15%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  73%     60-90%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 26                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   To the extent the Fund owns Select Funds that buy
                       stocks and other equity securities, the Fund's value will
                           fluctuate due to business developments concerning a
                           particular issuer, industry or country, as well as
                           general market and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.

Prospectus                                                                    27

PERFORMANCE

The bar chart below shows the annual total returns of the Fund's GS2 Class shares. The table below shows the Fund's GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                        FLEXIBLE INCOME FUND I
                                                                        ----------------------
2004                                                                             4.77

BEST AND WORST QUARTERLY RETURNS, GS2 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     2.88%       4/2004
Lowest return/worst quarter                    (0.19%)      2/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
FLEXIBLE INCOME FUND I
GS2 Class returns before taxes                                   4.77%           6.16%
GS2 Class returns after taxes on distributions(2)                3.35%           4.92%
GS2 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 3.35%           4.62%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                      4.12%           6.09%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction
  for fees, expenses or taxes)(4)                                0.91%           3.34%

------------------

(1) Inception date of the Fund is July 1, 2003.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Merrill Lynch 1-3 Yr. Treasury Index, weighted 19%, 6% and 75%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

(4) The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

 28                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Flexible Income Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.29%
                                                                       -----
          Total annual operating expenses                               0.39%
          Fee waiver and expense reimbursement(2)                      (0.22%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include blue sky, printing and transfer agency fees.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $103             $197             $475

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2004. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.55%.

Prospectus                                                                    29

THE GROWTH & INCOME FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GROWTH & INCOME FUND I seeks moderate capital
Objective              appreciation with current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines approximately equal percentages of fixed income
Strategies                 securities with equity securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  50%     35-65%
                           U.S. Equity Select Funds           37%     25-50%
                           Non-U.S. Equity Select Fund        13%      5-20%
                           SELECT FUND
                           Equity Index                        3%      0-10%
                           Value Equity                       15%      5-25%
                           Growth Equity                      15%      5-25%
                           Small Cap Equity                    4%      0-10%
                           International Equity               13%      5-20%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                  13%      5-25%
                           Medium-Duration Bond               25%     15-35%
                           Extended-Duration Bond             10%      5-20%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 30                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Because the Fund owns Select Funds that buy bonds and
                       other fixed income securities, the Fund's value will
                           fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

Prospectus                                                                    31

PERFORMANCE

The bar chart below shows the annual total returns of the Fund's GS2 Class shares. The table below shows the Fund's GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                        GROWTH & INCOME FUND I
                                                                        ----------------------
2004                                                                             10.26

BEST AND WORST QUARTERLY RETURNS, GS2 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                                RETURN   QUARTER/YEAR
                                                ------   ------------
Highest return/best quarter                      6.26%      4/2004
Lowest return/worst quarter                     (0.37%)     2/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
GROWTH & INCOME FUND I
GS2 Class returns before taxes                                  10.26%          12.98%
GS2 Class returns after taxes on distributions(2)                9.00%          11.53%
GS2 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 6.99%          10.35%
Composite Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                   9.28%          12.61%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         11.95%           3.62%

------------------

(1) Inception date of the Fund is July 1, 2003.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Lehman Brothers Aggregate Bond Index, weighted 37%, 13% and 50%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index
    (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's(R), or Fitch, Inc., in that order.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

 32                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Growth & Income Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.12%
                                                                       -----
          Total annual operating expenses                               0.22%
          Fee waiver and expense reimbursement(2)                      (0.05%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include blue sky, printing and transfer agency fees.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $66              $119             $276

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class Shares of the Select Fund. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2004. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.69%.

Prospectus                                                                    33

THE CAPITAL OPPORTUNITIES FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The CAPITAL OPPORTUNITIES FUND I seeks capital
Objective              appreciation with modest current income.
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds,
Investment             combines a greater percentage of equity securities with a
Strategies                 smaller percentage of fixed income securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Funds                  25%     15-35%
                           U.S. Equity Select Funds           56%     40-70%
                           Non-U.S. Equity Select Fund        19%     10-30%
                           SELECT FUND
                           Equity Index                        5%      2-15%
                           Value Equity                       23%     15-35%
                           Growth Equity                      23%     15-35%
                           Small Cap Equity                    5%      0-10%
                           International Equity               19%     10-30%
                           Money Market                        2%      0-10%
                           Low-Duration Bond                   5%      0-10%
                           Medium-Duration Bond               13%      5-25%
                           Extended-Duration Bond              5%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 34                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   To the extent the Fund owns Select Funds that buy
                       bonds and other fixed income securities, the Fund's value
                           will fluctuate due to changes in interest rates. When
                           interest rates rise, the prices of fixed income
                           securities fall and vice versa. Other factors may
                           affect fixed income securities, such as financial
                           conditions of a particular issuer and general economic
                           conditions. The yield earned by a Select Fund will
                           also vary with changes in interest rates and other
                           economic factors.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

Prospectus                                                                    35

PERFORMANCE

The bar chart below shows the annual total returns of the Fund's GS2 Class shares. The table below shows the Fund's GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                     CAPITAL OPPORTUNITIES FUND I
                                                                     ----------------------------
2004                                                                             12.88

BEST AND WORST QUARTERLY RETURNS, GS2 CLASS SHARES (FOR THE PERIOD REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     8.77%     4/2004
Lowest return/worst quarter                     0.09%     3/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
CAPITAL OPPORTUNITIES FUND I
GS2 Class returns before taxes                                  12.88%          17.61%
GS2 Class returns after taxes on distributions(2)               12.07%          16.69%
GS2 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 8.72%          14.65%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     11.71%          17.55%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         11.95%           3.62%

------------------

(1) Inception date of the Fund is July 1, 2003.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index, the MSCI All Country World Index (ACWI) Ex-U.S. benchmark and the Lehman Brothers Aggregate Bond Index, weighted 56%, 19% and 25%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. MSCI All Country World Index
    (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom and Venezuela. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's(R), or Fitch, Inc., in that order.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

 36                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Capital Opportunities Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.17%
                                                                       -----
          Total annual operating expenses                               0.27%
          Fee waiver and expense reimbursement(2)                      (0.10%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include blue sky printing and transfer agency fees.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $77              $142             $335

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2004. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.75%.

Prospectus                                                                    37

THE GLOBAL EQUITY FUND I SUMMARY
WHAT ARE THE BLENDED FUNDS?
Each Blended Fund is a "fund of funds." It invests in a different mix of the Select Funds to meet a specified investment strategy. The Investment Adviser believes blending investment styles and money managers may reduce risk over the long term.

PORTFOLIO DESCRIPTION

Investment             -   The GLOBAL EQUITY FUND I seeks capital appreciation.
Objective
---------------------------------------------------------------------------------
Principal              -   The Fund, through investments in the Select Funds
Investment             combines a greater percentage of U.S. equity securities
Strategies                 with a smaller percentage of international equity
                           securities.
                       -   The Investment Adviser uses the following target and
                       potential ranges in allocating the Fund's assets among the
                           Select Funds.

                                    ASSET CLASS             TARGET    RANGE
                           Bond Select Fund                    2%      0-10%
                           U.S. Equity Select Fund            73%     60-90%
                           Non-U.S. Equity Select Fund        25%     15-35%
                           SELECT FUND
                           Equity Index                        5%      0-10%
                           Value Equity                       30%     15-45%
                           Growth Equity                      30%     15-45%
                           Small Cap Equity                    8%      0-15%
                           International Equity               25%     15-35%
                           Money Market                        2%      0-10%

                       - Target allocations represent the Fund's current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Investment Adviser may change these target allocations and ranges from time to time without shareholder approval.
                       - The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying
                           Select Funds.
                       See "Additional Investment & Risk Information" for more about the Fund's investments. This prospectus also includes a summary of each of the Select Funds in which the Fund may invest.

 38                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will go up and down in response to
                       changes in the share prices of the Select Funds that it
                           owns. There is no guarantee that the Select Funds or
                           the underlying investments made by the Select Funds
                           will increase in value. Therefore, it is possible for
                           you to lose money by investing in the Fund.
                       -   Because the Fund owns Select Funds that buy stocks and
                       other equity securities, the Fund's value will fluctuate
                           due to business developments concerning a particular
                           issuer, industry or country, as well as general market
                           and economic conditions.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.

Prospectus                                                                    39

PERFORMANCE

The bar chart below shows the annual total returns of the Fund's GS2 Class shares. The table below shows the Fund's GS2 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         GLOBAL EQUITY FUND I
                                                                         --------------------
2004                                                                             15.48

BEST AND WORST QUARTERLY RETURNS, GS2 CLASS SHARES (FOR THE PERIOD REFLECTED IN
                                THE CHART ABOVE)

                                                RETURN   QUARTER/YEAR
                                                ------   ------------
Highest return/best quarter                     11.18%      4/2004
Lowest return/worst quarter                     (0.90%)     3/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR     SINCE INCEPTION(1)
                                                                ------     ------------------
GLOBAL EQUITY FUND I
GS2 Class returns before taxes                                   15.48%          22.31%
GS2 Class returns after taxes on distributions(2)                15.06%          21.90%
GS2 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 10.41%          19.01%
Composite Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                   14.14%          22.61%
Russell 3000(R) Index (reflects no deduction for fees,
  expenses or taxes)(4)                                          11.95%           3.62%

------------------

(1) Inception date of the Fund is July 1, 2003.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of the Russell 3000(R) Index and the MSCI All Country World Index (ACWI) Ex-U.S. benchmark, weighted 75% and 25%, respectively. The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market. MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela.

(4) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. Equity Market.

 40                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the GS2 Class of the Global Equity Fund I.

       SHAREHOLDER FEES                                                 None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                                0.10%
          Distribution (12b-1) fee                                      None
          Other expenses(1)                                             0.31%
                                                                       -----
          Total annual operating expenses                               0.41%
          Fee waiver and expense reimbursement(2)                      (0.24%)
                                                                       -----
          Net expenses                                                  0.17%

------------------

(1) "Other expenses" include blue sky, printing and transfer agency fees which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.17%. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $17             $108             $207             $498

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

INDIRECT EXPENSES PAID BY THE FUND

The Fund invests in the GS2 Class shares of the Select Funds. The Fund bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. This means that if you invest in the Fund, you will bear, indirectly, some operating expenses of the underlying Select Funds. These expenses are in addition to the expenses of the Fund described above. These expenses will vary over time, depending on which Select Funds the Fund invests in. In order to give you an indication of these expenses, shown below is the average expense ratio for the Select Funds the Fund invests in, based on the Fund's current target allocation among the Select Funds and the actual expenses of the GS2 Class shares of those Select Funds for the fiscal year ended 2004. The expenses shown have been restated to reflect the current level of fee waivers and expense reimbursements for certain Select Funds. Based on these assumptions, the expense ratio of the Select Funds borne indirectly by the Fund would be 0.84%.

Prospectus                                                                    41

THE SELECT FUNDS

THE MONEY MARKET FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The MONEY MARKET FUND seeks to maximize current income
Objective              to the extent consistent with the preservation of capital
                           and liquidity, and the maintenance of a stable per
                           share price of $1.00.
---------------------------------------------------------------------------------
Principal              -   The Fund invests in a broad range of high quality,
Investment             short-term money market instruments denominated
Strategies                 exclusively in U.S. dollars.
                       -   The Fund invests primarily in:
                           -   Short-term obligations issued or guaranteed by:
                               -   The U.S. government, its agencies and
                       instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The Fund may enter into repurchase agreements relating
                       to the above instruments.
                       -   The Fund expects, but does not guarantee, a constant
                       net asset value of $1.00 per share by valuing its
                           portfolio securities at amortized cost.
                       -   The Fund invests primarily in high quality commercial
                       paper and other obligations generally rated as follows:
                           (i) if rated by more than one nationally recognized
                           statistical rating organization ("NRSRO"), the
                           obligation is rated in the highest rating category of
                           any two NRSROs, (ii) if only one NRSRO has rated the
                           obligation, it is rated in that NRSRO's highest rating
                           category, and (iii) if an obligation is not rated by
                           an NRSRO, the Fund's Sub-Adviser must determine it is
                           of equivalent quality to an obligation rated in the
                           highest rating category of an NRSRO.
                       -   The Fund maintains a dollar-weighted average portfolio
                       maturity of 90 days or less.
                       -   The Fund's investments in securities are limited to
                       obligations that mature in 397 days or less from the date
                           of purchase.
                       -   The Fund may invest only in securities that comply
                       with the quality, maturity and diversification
                           requirements of Rule 2a-7 under the Investment Company
                           Act of 1940, as amended, which regulates mutual funds.
                       -   The Fund uses one or more Sub-Advisers to manage its
                       portfolio under the oversight of the Investment Adviser.
                           See "Sub-Advisers" under "Management of the Funds" for
                           a discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 42                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   Although the Fund seeks to preserve its value at $1.00
                       per share, it is possible for you to lose money by
                           investing in the Fund. The Fund is not insured or
                           guaranteed by SBC Financial, the Annuity Board, any
                           bank, the Federal Deposit Insurance Corporation, or
                           any government agency.
                       -   The Fund's return will drop if short-term interest
                           rates drop.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   The Fund's ability to concentrate its investments in
                       domestic banks may increase risks. Banks, and other
                           financial institutions, may be affected by negative
                           economic conditions, since they rely on the
                           availability and cost of funds, as well as the ability
                           of borrowers to repay their loans.
                       -   Obligations of foreign banks and other foreign issuers
                       may be negatively affected by political events, economic
                           conditions, or inefficient, illiquid or unregulated
                           markets in foreign countries. Foreign issuers,
                           including foreign banks, may be subject to inadequate
                           regulatory or accounting standards.

Prospectus                                                                    43

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class, GS2 Class and GS6 Class returns averaged over certain periods of time and the performance of a broad-based index. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                           MONEY MARKET FUND
                                                                           -----------------
2002                                                                             1.60
2003                                                                             0.85
2004                                                                             0.99

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     0.44%       1/2002
Lowest return/worst quarter                     0.17%       2/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
MONEY MARKET FUND
GS4 Class returns before taxes                                   0.99%           1.31%
GS2 Class returns before taxes                                   1.19%           1.40%
GS6 Class returns before taxes                                   0.73%           1.04%
Citigroup 3-Month Treasury Bill Index (reflects no deduction
  for fees, expenses or taxes)(2)                                1.24%           1.50%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) The Citigroup 3-Month (formerly Salomon Brothers 90-Day) Treasury Bill Index is composed of the monthly return equivalents of yield averages that are not marked to market. The 3-Month Treasury Bill Index consists of the last three 3-month Treasury bill issues.

     WHAT IS YIELD?
     Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

 You may call (800) 262-0511 or visit www.absbc.org to obtain the Money Market
                          Fund's current 7-day yield.

 44                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

                                                              GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                          None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                         0.21%       0.21%       0.21%       0.21%
          Distribution (12b-1) fee                               None        None        0.10%       0.30%
          Other expenses(1)                                      0.06%       0.24%       0.75%       0.80%
                                                                -----       -----       -----       -----
          Total annual operating expenses                        0.27%       0.45%       1.06%       1.31%
          Fee waiver and expense reimbursement(2)                0.00%(3)    0.01%(3)   (0.19)%     (0.14)%
                                                                -----       -----       -----       -----
          Net expenses                                           0.27%       0.46%       0.87%       1.17%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.27% for the GS2 Class, 0.46% for the GS4 Class, 0.87% for the GS6 Class and 1.17% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may repay the Investment Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(3) Due to the repayment provision referenced in footnote 2 above, the Investment Adviser was repaid a portion of expenses previously reimbursed by the Investment Adviser.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 28            $ 87             $152            $  343
                GS4 CLASS                      $ 47            $145             $253            $  568
                GS6 CLASS                      $ 89            $319             $568            $1,285
                GS8 CLASS                      $119            $402             $706            $1,574

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    45

THE LOW-DURATION BOND FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The LOW-DURATION BOND FUND seeks current income
Objective              consistent with preservation of capital.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in investment grade fixed
Strategies                 income securities. The Fund's portfolio is diversified
                           among a large number of companies across different
                           industries and economic sectors.
                       -   The Fund invests primarily in:
                           -   Obligations issued or guaranteed by:
                               -   The U.S. government, its agencies and
                        instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The average quality rating for the Fund's portfolio
                       will be greater than or equal to the "Aa" category as
                           rated by Moody's Investors Service, Inc. ("Moody's")
                           or the equivalent by Standard and Poor's(R)
                           ("S&P(R)"). The Fund will not invest in fixed income
                           securities that have a quality rating less than "Baa"
                           as rated by Moody's or the equivalent by S&P(R) (or,
                           if unrated, determined by a Sub-Adviser to be of the
                           same quality). If an investment held by the Fund is
                           downgraded below a "Baa" or equivalent rating, the
                           Sub-Adviser will take action that it believes to be
                           advantageous to the Fund.
                       -   The average dollar-weighted duration of the Fund
                       normally varies between 1 and 3 years.
                       -   The Fund may hold up to 20% of its assets in
                       obligations denominated in currencies other than the U.S.
                           dollar, and may invest beyond this limit when
                           considering U.S.-dollar-denominated securities of
                           foreign issuers. However, such foreign currency
                           exposure will normally be hedged by at least 75% of
                           its value to the U.S. dollar in order to reduce the
                           risk of loss due to fluctuations in currency exchange
                           rates.
                       -   The Fund may invest and reinvest in long or short
                       derivative instruments such as, but not limited to,
                           futures contracts, options, and swap agreements.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers practice different
                           investment styles and make investment decisions for
                           the Fund based on an analysis of differing factors,
                           such as interest rates, yield curve positioning, yield
                           spreads, duration, sectors, credit ratings, or
                           fundamental issuer selection. See "Sub-Advisers" under
                           "Management of the Funds" for a discussion of the
                           Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 46                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will fluctuate in response to
                       interest rates and other economic factors. Bond prices
                           typically drop as interest rates rise, and vice versa.
                           The yield earned by the Fund will also vary with
                           changes in interest rates and other economic factors.
                           It is possible for you to lose money by investing in
                           the Fund.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   Securities rated "Baa" by Moody's or the equivalent by
                       S&P(R) are considered investment grade, but they may have
                           some speculative characteristics. This means that the
                           issuers may have problems making principal and
                           interest payments during difficult economic
                           conditions.
                       -   Obligations of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments that are not hedged to the U.S. dollar.
                       -   The Fund's use of derivative instruments may increase
                       the risk of loss.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS DURATION?
Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes -- the longer a bond's duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Prospectus                                                                    47

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                        LOW-DURATION BOND FUND
                                                                        ----------------------
2002                                                                             5.71
2003                                                                             2.45
2004                                                                             1.38

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFERRED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     2.22%       3/2002
Lowest return/worst quarter                    (0.91%)      2/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
LOW-DURATION BOND FUND
GS4 Class returns before taxes                                   1.38%           3.43%
GS4 Class returns after taxes on distributions(2)                0.62%           2.02%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 0.97%           2.10%
GS2 Class returns before taxes                                   1.47%           3.43%
GS6 Class returns before taxes                                   1.17%           3.16%
Merrill Lynch 1-3 Year Treasury Index (reflects no deduction
  for fees, expenses or taxes)(3)                                0.91%           3.34%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

 48                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.

                                                              GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                          None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                         0.41%       0.41%       0.41%       0.41%
          Distribution (12b-1) fee                               None        None        0.10%       0.30%
          Other expenses(1)                                      0.08%       0.26%       0.51%       0.82%
                                                                -----       -----       -----       -----
          Total annual operating expenses                        0.49%       0.67%       1.02%       1.53%
          Fee waiver and expense reimbursement(2)               (0.04%)     (0.06%)     (0.02%)     (0.23%)
                                                                -----       -----       -----       -----
          Net expenses                                           0.45%       0.61%       1.00%       1.30%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the GS2 Class, 0.61% for the GS4 Class, 1.00% for the GS6 Class and 1.30% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 46            $153             $270            $  613
                GS4 CLASS                      $ 62            $208             $368            $  831
                GS6 CLASS                      $102            $323             $561            $1,247
                GS8 CLASS                      $132            $462             $816            $1,818

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    49

THE MEDIUM-DURATION BOND FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The MEDIUM-DURATION BOND FUND seeks maximum total
Objective              return consistent with preservation of capital.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in investment grade fixed
Strategies                 income securities. The Fund's portfolio is diversified
                           among a large number of companies across different
                           industries and economic sectors.
                       -   The Fund invests primarily in:
                           -   Obligations issued or guaranteed by:
                               -   The U.S. government, its agencies and
                        instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The average quality rating for the Fund's portfolio
                       will be greater than or equal to the "A" category as rated by Moody's Investors Service, Inc. ("Moody's") or the
                           equivalent by Standard and Poor's(R) ("S&P(R)"). The
                           Fund invests primarily in investment grade debt
                           securities, but may hold up to 10% of its assets in
                           high yield securities ("junk bonds") rated "B" or
                           higher by Moody's or the equivalent by S&P(R) (or if
                           unrated, determined by a Sub-Adviser to be of the same
                           quality). If an investment held by the Fund is
                           downgraded below a "B" or equivalent rating, the Sub-
                           Adviser will take action that it believes to be
                           advantageous to the Fund.
                       -   The average dollar-weighted duration of the Fund
                       normally varies between 3 and 7 years.
                       -   The Fund may hold up to 20% of its assets in
                       obligations denominated in currencies other than the U.S.
                           dollar, and may invest beyond this limit when
                           considering U.S.-dollar-denominated securities of
                           foreign issuers. However, such foreign currency
                           exposure will normally be hedged by at least 75% of
                           its value to the U.S. dollar in order to reduce the
                           risk of loss due to fluctuations in currency exchange
                           rates.
                       -   The Fund may invest and reinvest in long or short
                       derivative instruments such as, but not limited to,
                           futures contracts, options, and swap agreements.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers practice different
                           investment styles and make investment decisions for
                           the Fund based on an analysis of differing factors,
                           such as interest rates, yield curve positioning, yield
                           spreads, duration, sectors, credit ratings, or
                           fundamental issuer selection. See "Sub-Advisers" under
                           "Management of the Funds" for a discussion of the
                           Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 50                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will fluctuate in response to
                       interest rates and other economic factors. Bond prices
                           typically drop as interest rates rise, and vice versa.
                           An investor in this Fund should be able to accept some
                           short-term fluctuations in value. The yield earned by
                           the Fund will also vary with changes in interest rates
                           and other economic factors. It is possible for you to
                           lose money by investing in the Fund.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   High yield securities ("junk bonds") involve greater
                       risks of default and are more volatile than bonds rated
                           investment grade. Issuers of these bonds may be more
                           sensitive to economic downturns and may be unable to
                           make timely interest or principal payments. The Fund's
                           value could be hurt by price declines due to actual or
                           perceived changes in an issuer's ability to make such
                           payments.
                       -   Obligations of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments that are not hedged to the U.S. dollar.
                       -   The Fund's use of derivative instruments may increase
                       the risk of loss.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS DURATION?
Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes -- the longer a bond's duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Prospectus                                                                    51

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                       MEDIUM-DURATION BOND FUND
                                                                       -------------------------
2002                                                                             9.15
2003                                                                             6.62
2004                                                                             5.20

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     3.20%       2/2003
Lowest return/worst quarter                    (1.90%)      2/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
MEDIUM-DURATION BOND FUND
GS4 Class returns before taxes                                   5.20%           6.70%
GS4 Class returns after taxes on distributions(2)                3.59%           4.34%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 3.47%           4.33%
GS2 Class returns before taxes                                   5.34%           6.64%
GS6 Class returns before taxes                                   4.88%           6.38%
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(3)                                4.34%           6.09%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service, in that order.

 52                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.

                                                              GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                         None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                        0.43%       0.43%       0.43%       0.43%
          Distribution (12b-1) fee                              None        None        0.10%       0.30%
          Other expenses(1)                                     0.10%       0.29%       0.58%       0.86%
                                                                ----        ----        ----        ----
          Total annual operating expenses                       0.53%       0.72%       1.11%       1.59%
          Fee waiver and expense reimbursement(2)              (0.03%)     (0.10%)     (0.06%)     (0.24%)
                                                                ----        ----        ----        ----
          Net expenses                                          0.50%       0.62%       1.05%       1.35%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the GS2 Class, 0.62% for the GS4 Class, 1.05% for the GS6 Class and 1.35% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 51            $167             $293            $  663
                GS4 CLASS                      $ 63            $220             $391            $  888
                GS6 CLASS                      $107            $347             $606            $1,349
                GS8 CLASS                      $137            $479             $846            $1,884

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    53

THE EXTENDED-DURATION BOND FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The EXTENDED-DURATION BOND FUND seeks maximum total
Objective              return consistent with preservation of capital.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in fixed income securities. The
Strategies                 Fund's portfolio is diversified among a large number
                           of companies across different industries and economic
                           sectors.
                       -   The Fund invests primarily in:
                           -   Obligations issued or guaranteed by:
                               -   The U.S. government its agencies and
                        instrumentalities, banks, and corporations; and
                               -   Foreign governments, banks, and corporations.
                           -   Mortgage-backed and asset-backed securities.
                       -   The average dollar-weighted duration of the Fund
                       normally will be greater than or equal to 7 years.
                       -   The average quality rating for the Fund's portfolio
                       will be greater than or equal to the "Baa" category as
                           rated by Moody's Investors Service, Inc. ("Moody's")
                           or the equivalent by Standard and Poor's(R)
                           ("S&P(R)"). The Fund does not currently expect to
                           invest more than 20% of its assets in fixed income
                           securities rated lower than investment grade. The Fund
                           will not invest in fixed income securities that have a
                           quality rating less than "B" as rated by Moody's or
                           the equivalent by S&P(R) (or, if unrated, determined
                           by a Sub-Adviser to be of the same quality). If an
                           investment held by the Fund is downgraded below a "B"
                           or equivalent rating, the Sub-Adviser will take action
                           that it believes to be advantageous to the Fund.
                       -   The Fund may hold up to 30% of its assets in
                       obligations denominated in currencies other than the U.S.
                           dollar, and may invest beyond this limit when
                           considering U.S.-dollar-denominated securities of
                           foreign issuers.
                       -   The Fund may invest and reinvest in long or short
                       derivative instruments such as, but not limited to,
                           futures contracts, options, and swap agreements.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers practice different
                           investment styles and make investment decisions for
                           the Fund based on an analysis of differing factors,
                           such as interest rates, yield curve positioning, yield
                           spreads, duration, sectors, credit ratings, or
                           fundamental issuer selection. See "Sub-Advisers" under
                           "Management of the Funds" for a discussion of the
                           Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 54                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   The Fund's value will fluctuate in response to
                       interest rates and other economic factors. Bond prices
                           typically drop as interest rates rise, and vice versa.
                           An investor in this Fund should be able to accept some
                           short-term fluctuations in value. Longer-term bonds
                           are generally more volatile, as are lower-rated bonds.
                           The yield earned by the Fund will also vary with
                           changes in interest rates and other economic factors.
                           It is possible for you to lose money by investing in
                           the Fund.
                       -   There is a risk that the issuer of a fixed income
                       investment owned by the Fund may fail to pay interest or
                           even principal due in a timely manner or at all.
                           Mortgage-backed and asset-backed Securities are also
                           subject to the risk of prepayment which may result in
                           a loss of anticipated payments or principal being
                           reinvested at lower rates.
                       -   Not all obligations of U.S. government agencies and
                           instrumentalities are backed by the full faith and
                           credit of the U.S. Treasury; some are backed only by
                           the credit of the issuing agency or instrumentality.
                           For instance, obligations of Fannie Mae and Freddie
                           Mac are not backed by the full faith and credit of the
                           U.S. Treasury but are backed by the credit of the
                           federal agencies or government sponsored entities.
                           Accordingly, there may be some risk of default by the
                           issuer in such cases.
                       -   Bonds rated below investment grade involve greater
                       risks of default and are more volatile than bonds rated
                           investment grade. Issuers of these bonds may be more
                           sensitive to economic downturns and may be unable to
                           make timely interest or principal payments. The Fund's
                           value could be hurt by price declines due to actual or
                           perceived changes in an issuer's ability to make such
                           payments.
                       -   Obligations of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments that are not hedged to the U.S. dollar.
                       -   The Fund's use of derivative instruments may increase
                       the risk of loss.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS DURATION?
Duration is a mathematical calculation of the average life of a bond that takes into account not only the maturity of the bond but also the time when payments are made thereon. It is a useful measure of sensitivity to interest rate changes -- the longer a bond's duration, the more sensitive it is to interest rate changes. Generally, the stated maturity of a bond is longer than its projected duration.

Prospectus                                                                    55

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of broad-based and composite indexes. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
(BAR CHART)

                                                                      EXTENDED-DURATION BOND FUND
                                                                      ---------------------------
2002                                                                             10.03
2003                                                                             11.19
2004                                                                              8.37

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                     7.82%       2/2003
Lowest return/worst quarter                    (5.29%)      2/2004

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
EXTENDED-DURATION BOND FUND
GS4 Class returns before taxes                                   8.37%           9.59%
GS4 Class returns after taxes on distributions(2)                6.15%           6.86%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 5.79%           6.70%
GS2 Class returns before taxes                                   8.49%           9.62%
GS6 Class returns before taxes                                   8.05%           9.21%
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                      8.66%           8.95%
Lehman Brothers Long-Term Credit Index (reflects no
  deduction for fees, expenses or taxes)(4)                      9.38%           9.85%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Composite Index is comprised of The Lehman Brothers Long-Term Government Index and The Lehman Brothers Long-Term Credit Index, each weighted 50%. The Lehman Brothers Long-Term Government Index is composed of securities in the long (more than 10 years) range of the U.S. Government Index. The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

(4) The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

 56                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.

                                                              GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                          None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                         0.49%       0.49%       0.49%       0.49%
          Distribution (12b-1) fee                               None        None        0.10%       0.30%
          Other expenses(1)                                      0.08%       0.26%       0.51%       0.82%
                                                                -----       -----       -----       -----
          Total annual operating expenses                        0.57%       0.75%       1.10%       1.61%
          Fee waiver and expense reimbursement(2)                0.00%(3)   (0.02%)      0.02%(3)   (0.11%)
                                                                -----       -----       -----       -----
          Net expenses                                           0.57%       0.73%       1.12%       1.50%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.65% for the GS2 Class, 0.73% for the GS4 Class, 1.20% for the GS6 Class and 1.50% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" reflects the waiver of a shareholder service fee attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may repay the Investment Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(3) Due to the repayment provision referenced in footnote 2 above, the Investment Adviser was repaid a portion of expenses previously reimbursed by the Investment Adviser.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 58            $183             $318            $  714
                GS4 CLASS                      $ 75            $238             $415            $  929
                GS6 CLASS                      $114            $352             $608            $1,341
                GS8 CLASS                      $153            $498             $867            $1,909

------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

Prospectus                                                                    57

THE EQUITY INDEX FUND SUMMARY
WHAT IS THE S&P 500(R) INDEX?
The Standard and Poor's 500(R) -- Total Return Index (the "S&P 500(R) Index") consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500(R) Index is one of the most widely used benchmarks of U.S. equity performance.

PORTFOLIO DESCRIPTION

Investment             -   The EQUITY INDEX FUND seeks to provide investment
Objective              results approximating the aggregate price and dividend
                           performance of the securities included in the S&P
                           500(R) Index.
---------------------------------------------------------------------------------
                       -   Under normal market conditions, the Fund will invest
Principal              substantially all (at least 80%) of its total assets in
Investment                 the equity securities of the companies that make up
Strategies                 the S&P 500(R) Index, in weightings that approximate
                           the relative composition of the securities contained
                           in the S&P 500(R) Index.
                       -   The Fund may invest to a lesser extent in derivative
                       instruments, including exchange listed options, futures,
                           and swap agreements, that are based on:
                       -   The S&P 500(R) Index;
                       -   Companies included in the S&P 500(R) Index; or
                       -   Stock indexes other than but similar to the S&P 500(R)
                       Index.
                       -   The companies chosen for inclusion in the S&P 500(R)
                       Index tend to be industry leaders within the U.S. economy
                           as determined by Standard & Poor's. However, companies
                           are not selected for inclusion by Standard & Poor's
                           because they are expected to have superior stock price
                           performance relative to the market in general or other
                           stocks in particular.
                       -   The Fund uses one or more Sub-Advisers to manage its
                       portfolio under the oversight of the Investment Adviser.
                           See "Sub-Advisers" under "Management of the Funds" for
                           a discussion of the Fund's Sub-Adviser.
                       -   The Fund is passively managed, which means it tries to
                       duplicate the investment composition and performance of
                           the S&P 500(R) Index using computer programs and
                           statistical procedures. As a result, the
                           Sub-Adviser(s) does not use traditional methods of
                           fund investment management for the Fund, such as
                           selecting securities on the basis of economic,
                           financial, and market analysis. Rather, the
                           Sub-Adviser(s) buys and sells securities in response
                           to changes in the S&P 500(R) Index. Because the Fund
                           has fees and transaction expenses (while the S&P
                           500(R) Index has none), returns are likely to be below
                           those of the S&P 500(R) Index.

 58                                                               AB Funds Trust

                       -   The correlation between the Fund's performance and the
                           S&P 500(R) Index is expected to be greater than 98%.
                           However, it could be lower in certain market
                           environments and due to certain stocks that may be
                           excluded from the Fund's portfolio because of social
                           investment policies and restrictions (100% would
                           indicate perfect correlation).
                       -   S&P(R) does not endorse any stock in the S&P 500(R)
                       Index. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)",
                           "Standard & Poor's 500(R)", and "500" are trademarks
                           of The McGraw-Hill Companies, Inc. and have been
                           licensed for use by AB Funds Trust (the "Trust"). The
                           Equity Index Fund is not sponsored, endorsed, sold or
                           promoted by Standard & Poor's(R) and Standard &
                           Poor's(R) makes no representation regarding the
                           advisability of investing in the Fund. For more
                           information, see the Section "The Equity Index Fund"
                           on pages 26 to 27 of the Trust's Statement of
                           Additional Information.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.
---------------------------------------------------------------------------------
Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An investor in
                           the Fund should be able to accept significant
                           short-term fluctuations in value.
                       -   There is a risk that large capitalization stocks may
                       not perform as well as other asset classes or the U.S.
                           stock market as a whole. In the past, large
                           capitalization stocks have gone through cycles of
                           doing better or worse than the stock market in
                           general.
                       -   There is a risk that the Fund, which is passively
                       managed, may not perform as well as funds with more
                           traditional methods of investment management, such as
                           selecting securities based on economic, financial, and
                           market analysis.
                       -   The Fund's use of derivatives, such as S&P 500(R)
                       Index futures, may reduce the Fund's returns and increase
                           its volatility.
                       -   The Fund must pay various expenses, while the S&P
                       500(R) Index's total return does not reflect any expenses.

WHAT IS MARKET CAPITALIZATION?
Market capitalization is the total dollar value of all of an issuer's outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share.

Prospectus                                                                    59

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                           EQUITY INDEX FUND
                                                                           -----------------
2002                                                                            -22.59
2003                                                                             28.03
2004                                                                             10.60

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    14.92%       2/2003
Lowest return/worst quarter                    (17.47%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
EQUITY INDEX FUND
GS4 Class returns before taxes                                  10.60%           1.99%
GS4 Class returns after taxes on distributions(2)               10.35%           1.63%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 7.21%           1.53%
GS2 Class returns before taxes                                  10.77%           1.90%
GS6 Class returns before taxes                                  10.37%           1.86%
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  10.86%           2.39%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The S&P 500(R) Index includes 500 of the largest stocks (in terms of market value) in the United States.

 60                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

                                                         GS2 CLASS      GS4 CLASS      GS6 CLASS      GS8 CLASS
                                                         ---------      ---------      ---------      ---------
       SHAREHOLDER FEES                                     None           None           None           None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund
            assets)
          Management fee                                    0.17%          0.17%          0.17%          0.17%
          Distribution (12b-1) fee                          None           None           0.10%          0.30%
          Other expenses(1)                                 0.09%          0.24%          0.61%          0.80%
                                                           -----          -----          -----          -----
          Total annual operating expenses                   0.26%          0.41%          0.88%          1.27%
          Fee waiver and expense reimbursement(2)          (0.01%)(3)     (0.01%)        (0.28%)        (0.37%)
                                                           -----          -----          -----          -----
          Net expenses                                      0.25%          0.40%          0.60%          0.90%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 0.25% for the GS2 Class, 0.40% for the GS4 Class, 0.60% for the GS6 Class and 0.90% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may repay the Investment Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made. The information in the table for the GS2 Class shares and GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(3) Due to the repayment provision referenced in footnote 2 above, the Investment Adviser was repaid 0.03% of expenses previously reimbursed by the Investment Adviser. Total annual operating expenses for the GS2 Class shares, prior to the restatement, were 0.23% for fiscal year ended December 31, 2004.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $26             $ 83             $145            $  330
                GS4 CLASS                      $41             $131             $229            $  517
                GS6 CLASS                      $61             $253             $462            $1,069
                GS8 CLASS                      $92             $367             $666            $1,520

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    61

THE VALUE EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The VALUE EQUITY FUND seeks to provide long-term
Objective              capital appreciation.
---------------------------------------------------------------------------------
                       -   The Fund invests mainly (at least 80% of its net
Principal              assets and typically more) in equity securities. The Fund
Investment                 is diversified and focuses on large and medium-sized
Strategies                 U.S. companies whose stocks are considered by the
                           Fund's Sub-Advisers to be value stocks. Value stocks
                           are generally those that are trading at prices that
                           the Sub-Advisers believe are below what the stocks are
                           worth or that may be out of favor with investors.
                       -   These stocks typically have lower price/earnings
                       ratios, lower asset valuations, and/or higher dividend
                           yields relative to the U.S. market as a whole.
                       -   The Fund may invest to a lesser extent in American
                       Depository Receipts, which represent ownership of
                           underlying foreign securities that are denominated in
                           U.S. dollars.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. Each Sub-Adviser uses different investment
                           styles to identify stocks it believes are undervalued
                           or are generally out of favor with investors. See
                           "Sub-Advisers" under "Management of the Funds" for a
                           discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 62                                                               AB Funds Trust

Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An undervalued
                           stock may not increase in price as anticipated by a
                           Sub-Adviser if other investors fail to recognize the
                           company's value or the factors that the Sub-Adviser
                           believed would increase the price do not occur. An
                           investor in the Fund should be able to accept
                           significant short-term fluctuations in value.
                       -   There is a risk that value-oriented investments may
                       not perform as well as the rest of the U.S. stock market
                           as a whole. In the past, value stocks have tended to
                           lag the overall stock market during rising markets,
                           and to outperform it during periods of flat or
                           declining markets.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT ARE VALUE FUNDS?
Value funds generally emphasize stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. These stocks generally have growth prospects regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings and book value. This is in contrast to stocks with above-average growth prospects, in which the Growth Equity Fund primarily invests. Both categories of stocks have produced similar returns in the past, although each category has periods when it outperforms the other.

Prospectus                                                                    63

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                           VALUE EQUITY FUND
                                                                           -----------------
2002                                                                            -17.37
2003                                                                             30.84
2004                                                                             17.71

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    18.04%       2/2003
Lowest return/worst quarter                    (19.39%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
VALUE EQUITY FUND
GS4 Class returns before taxes                                  17.71%           6.23%
GS4 Class returns after taxes on distributions(2)               17.46%           5.85%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                11.80%           5.16%
GS2 Class returns before taxes                                  17.83%           6.68%
GS6 Class returns before taxes                                  17.35%           6.18%
Russell 1000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         16.49%           6.61%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Russell 1000(R) Value Index is a large-cap index consisting of those Russell 1000(R) securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

 64                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

                                                              GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                          None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                         0.67%       0.67%       0.67%       0.67%
          Distribution (12b-1) fee                               None        None        0.10%       0.30%
          Other expenses(1)                                      0.07%       0.25%       0.58%       0.82%
                                                                -----       -----       -----       -----
          Total annual operating expenses                        0.74%       0.92%       1.35%       1.79%
          Fee waiver and expense reimbursement(2)                0.01%(4)   (0.02%)     (0.05%)     (0.19%)
                                                                -----       -----       -----       -----
          Net expenses(3)                                        0.75%       0.90%       1.30%       1.60%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.76% for the GS2 Class, 0.90% for GS4 Class, 1.30% for the GS6 Class and 1.60% for GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may repay the Investment Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(3) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.01% for each class.

(4) Due to the repayment provision referenced in footnote 2 above, the Investment Adviser was repaid a portion of expenses previously reimbursed by the Investment Adviser.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 77            $238             $412            $  919
                GS4 CLASS                      $ 92            $291             $507            $1,130
                GS6 CLASS                      $132            $423             $735            $1,622
                GS8 CLASS                      $163            $546             $955            $2,103

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    65

THE GROWTH EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The GROWTH EQUITY FUND seeks to provide long-term
Objective              capital appreciation. Any income is incidental to this
                           objective.
---------------------------------------------------------------------------------
Principal              -   The Fund invests mainly (at least 80% of its net
Investment             assets and typically more) in equity securities. The Fund
Strategies                 is diversified and focuses on large- and medium-sized
                           U.S. companies whose stocks are considered by the
                           Fund's Sub-Advisers to have above-average growth
                           prospects.
                       -   The Fund focuses on companies believed to have
                       above-average potential for growth in revenue and
                           earnings. Reflecting the market's high expectations
                           for superior growth, the prices of such stocks are
                           typically above-average in relation to such measures
                           as revenue, earnings, and book value when compared to
                           the U.S. market as a whole.
                       -   The Fund may invest to a lesser extent in American
                       Depository Receipts, which represent ownership of
                           underlying foreign securities that are denominated in
                           U.S. dollars.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. Each Sub-Adviser uses both fundamental
                           research and quantitative analysis to select stocks it
                           believes have above-average growth prospects, but may
                           make investment decisions for the Fund based on an
                           analysis of differing factors, such as revenue and
                           earnings growth, or unanticipated positive earnings.
                           See "Sub-Advisers" under "Management of the Funds" for
                           a discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 66                                                               AB Funds Trust

---------------------------------------------------------------------------------
                       The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
Principal Risks        -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An investor in
                           this Fund should be able to accept significant
                           short-term fluctuations in value.
                       -   Although the Fund will not concentrate in any
                       particular industry, it may be heavily invested in a
                           particular economic sector. If the Fund focuses on one
                           or a few sectors, its performance is likely to be
                           disproportionately affected by factors influencing
                           that sector, including market, economic, political or
                           regulatory developments. The Fund's performance may
                           also suffer if a sector does not perform as well as
                           the Sub-Advisers expected. Prices of securities in the
                           same sector often change collectively regardless of
                           the merits of individual companies.
                       -   There is a risk that growth-oriented investments may
                       not perform as well as the rest of the U.S. stock market
                           as a whole. In the past, growth stocks have tended to
                           outperform the overall stock market during rising
                           markets, and to lag during periods of flat or
                           declining markets.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT ARE GROWTH FUNDS?
Growth funds invest in the stock of growth-oriented companies, seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return, if any, in the form of capital appreciation.

Prospectus                                                                    67

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                          GROWTH EQUITY FUND
                                                                          ------------------
2002                                                                            -28.15
2003                                                                             29.56
2004                                                                             12.23

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    14.44%       2/2003
Lowest return/worst quarter                    (17.51%)     2/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
GROWTH EQUITY FUND
GS4 Class returns before taxes                                  12.23%           0.74%
GS4 Class returns after taxes on distributions(2)               12.23%           0.74%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                 7.95%           0.63%
GS2 Class returns before taxes                                  12.34%           0.86%
GS6 Class returns before taxes                                  12.00%           0.50%
Russell 1000(R) Growth Index (reflects no deduction for
  fees, expenses or taxes)(3)                                    6.30%          (0.68%)

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Russell 1000(R) Growth Index is a large-cap index consisting of those Russell 1000(R) securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

 68                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.

                                                                 GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                                 ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                           None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                            0.84%       0.84%       0.84%       0.84%
          Distribution (12b-1) fee                                  None      None          0.10%       0.30%
          Other expenses(1)                                         0.05%       0.24%       0.55%       0.83%
                                                                   -----       -----       -----       -----
          Total annual operating expenses                           0.89%       1.08%       1.49%       1.97%
          Fee waiver and expense reimbursement(2)                  (0.02%)     (0.09%)     (0.10%)     (0.28%)
                                                                   -----       -----       -----       -----
          Net expenses(3)                                           0.87%       0.99%       1.39%       1.69%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.87% for the GS2 Class, 0.99% for the GS4 Class, 1.39% for the GS6 Class and 1.69% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation.

(3) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.02% for the GS8 Class and 0.01% for the GS2, GS4 and GS6 Class.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 89            $282            $  491           $1,095
                GS4 CLASS                      $101            $335            $  588           $1,313
                GS6 CLASS                      $142            $462            $  805           $1,777
                GS8 CLASS                      $172            $592            $1,041           $2,295

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    69

THE SMALL CAP EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The SMALL CAP EQUITY FUND seeks to provide long-term
Objective              capital appreciation. Any income received is incidental to this objective.
---------------------------------------------------------------------------------
                       -   The Fund invests mainly (at least 80% of its net
Principal              assets and typically more) in common stocks of U.S.
Investment                 companies that, at the time of purchase, are in the
Strategies                 small capitalization segment of the U.S. equity
                           market, consistent with the capitalization range of
                           companies comprising the Russell 2000(R) Index. The
                           Fund's portfolio is diversified among a large number
                           of companies across different industries and economic
                           sectors.
                       -   The Fund is generally diversified with respect to
                       stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the
                           Fund invests retain their earnings to finance current
                           and future growth. These companies generally pay
                           little or no dividends.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers, using fundamental research
                           and quantitative analysis, select stocks that they
                           believe have favorable investment characteristics, but
                           may make investment decisions for the Fund based on an
                           analysis of differing factors, such as revenue and
                           earnings growth, relative valuation, business
                           catalysts, or quality of management. See
                           "Sub-Advisers" under "Management of the Funds" for a
                           discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 70                                                               AB Funds Trust

Principal Risks        The Fund is subject to the following principal risks.
                       Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the stock market or the
                       stocks that the Fund buys will increase in value. It is
                           possible for you to lose money by investing in the
                           Fund.
                       -   The Fund invests primarily in small companies. An
                       investment in a smaller company may be more volatile and
                           less liquid than an investment in a larger company.
                           Small companies generally are more sensitive to
                           adverse business and economic conditions than larger,
                           more established companies. Small companies may have
                           limited financial resources, management experience,
                           markets and product diversification.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer or industry, as well as
                           general market and economic conditions. An investor in
                           this Fund should be able to accept significant short-
                           term fluctuations in value.
                       -   The Fund expects to have a high portfolio turnover
                       rate. High turnover creates more transaction costs and
                           negative tax consequences that may have a negative
                           impact on your investment in the Fund.
                       -   The Fund may invest in initial public offerings which
                       entails special risks, including limited operating history of the issuing companies, unseasoned trading and
                           limited liquidity.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

WHAT IS MARKET CAPITALIZATION?
Market capitalization is the total dollar value of all of an issuer's outstanding shares on a market. It is a measure of corporate size. The market capitalization of an issuer is equal to the number of its shares outstanding multiplied by the price per share.

Prospectus                                                                    71

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                         SMALL CAP EQUITY FUND
                                                                         ---------------------
2002                                                                            -22.23
2003                                                                             46.24
2004                                                                             14.89

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    22.83%       2/2003
Lowest return/worst quarter                    (22.35%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
SMALL CAP EQUITY FUND
GS4 Class returns before taxes                                  14.89%           8.59%
GS4 Class returns after taxes on distributions(2)               14.15%           8.38%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                10.67%           7.40%
GS2 Class returns before taxes                                  15.04%           8.78%
GS6 Class returns before taxes                                  14.66%           8.36%
Russell 2000(R) Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         18.33%          10.92%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) The Russell 2000(R) Index is a small-cap index consisting of the smallest 2000 companies in the Russell 3000(R) Index, representing approximately 7% of the Russell 3000(R) Index total market capitalization.

 72                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

                                                              GS2 CLASS   GS4 CLASS   GS6 CLASS   GS8 CLASS
                                                              ---------   ---------   ---------   ---------
       SHAREHOLDER FEES                                          None        None        None        None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                         1.02%       1.02%       1.02%       1.02%
          Distribution (12b-1) fee                               None        None        0.10%       0.30%
          Other expenses(1)                                      0.14%       0.31%       0.69%       0.83%
                                                                -----       -----       -----       -----
          Total annual operating expenses                        1.16%       1.33%       1.81%       2.15%
          Fee waiver and expense reimbursement(2)               (0.02%)     (0.12%)     (0.20%)     (0.24%)
                                                                -----       -----       -----       -----
          Net expenses(3)                                        1.14%       1.21%       1.61%       1.91%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.18% for the GS2 Class, 1.25% for the GS4 Class, 1.65% for the GS6 Class and 1.95% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(3) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.04% for the GS8 Class and 0.03% for the GS2, GS4 and GS6 Classes.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $116            $367            $  637           $1,408
                GS4 CLASS                      $123            $410            $  719           $1,597
                GS6 CLASS                      $164            $551            $  965           $2,124
                GS8 CLASS                      $194            $651            $1,137           $2,484

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    73

THE INTERNATIONAL EQUITY FUND SUMMARY

PORTFOLIO DESCRIPTION

Investment             -   The INTERNATIONAL EQUITY FUND seeks to provide
Objective              long-term capital appreciation. Any income received is
                           incidental to this objective.
---------------------------------------------------------------------------------
                       -   The Fund invests mainly (at least 80% of its net
Principal              assets and typically more) in common stocks of foreign
Investment                 companies in countries having economies and markets
Strategies                 generally considered to be developed. The Fund's
                           portfolio is diversified among a large number of
                           companies across different industries and economic
                           sectors.
                       -   The Fund may also invest to a lesser extent in common
                       stocks of foreign companies located in emerging markets.
                       -   Common stocks of foreign companies are predominantly
                       traded on foreign stock exchanges.
                       -   Although the Fund has the flexibility to invest a
                       significant portion of its assets in one country or
                           region, it generally intends to remain
                           well-diversified across countries and geographical
                           regions. An issuer is considered to be from the
                           country where it is located, where it is headquartered
                           or incorporated, where the majority of its assets are
                           located, or where it generates the majority of its
                           operating income.
                       -   The Fund may invest to a lesser extent in American
                       Depository Receipts and Global Depository Receipts and
                           other similar instruments, each of which represents
                           ownership of underlying foreign securities in
                           currencies other than that of the country of
                           incorporation.
                       -   The Fund may use currency transactions, such as
                       forward contracts, to hedge its
                           non-U.S.-dollar-denominated obligations or for
                           investment purposes.
                       -   The Fund uses a multi-manager approach, using two or
                       more Sub-Advisers that each manage a portion of its
                           portfolio under the oversight of the Investment
                           Adviser. The Sub-Advisers, in managing their
                           respective portions of the Fund's portfolio, practice
                           different investment styles that the Investment
                           Adviser believes complement one another. See
                           "Sub-Advisers" under "Management of the Funds" for a
                           discussion of the Fund's Sub-Advisers.
                       See "Additional Investment & Risk Information" for more
                       about the Fund's investments.

 74                                                               AB Funds Trust

---------------------------------------------------------------------------------
Principal              The Fund is subject to the following principal risks.
Risks                  Other risks are described under "Additional Investment &
                       Risk Information."
                       -   There is no guarantee that the international stock
                       markets or the stocks that the Fund buys will increase in
                           value. It is possible for you to lose money by
                           investing in the Fund.
                       -   The Fund's value will go up and down in response to
                       changes in the market value of its investments. Market
                           value will change due to business developments
                           concerning a particular issuer, industry or country,
                           as well as general market and economic conditions. An
                           investor in the Fund should be able to accept
                           significant short-term fluctuations in value.
                       -   Securities of foreign issuers may be negatively
                       affected by political events, economic conditions, or
                           inefficient, illiquid or unregulated markets in
                           foreign countries. Foreign issuers may be subject to
                           inadequate regulatory or accounting standards.
                       -   Changes in currency exchange rates relative to the
                       U.S. dollar may negatively affect the values of foreign
                           investments held by the Fund. Sub-Advisers may make
                           currency investment decisions independent of their
                           underlying stock selections.
                       -   Investing in emerging markets involves even greater
                       risks than investing in more developed foreign markets
                           because, among other things, emerging markets often
                           have more political and economic instability.
                       -   The performance of the Fund will depend on how
                       successfully its Sub-Advisers pursue its investment
                           strategies.

Prospectus                                                                    75

PERFORMANCE

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the annual total returns of the Fund's GS4 Class shares. Different classes of the same Fund will generally have substantially similar returns because the shares are invested in the same portfolio of securities. Annual returns of different classes of the same Fund will differ from each other only to the extent that the classes have different expenses (including Rule 12b-1 fees). The table below shows the Fund's GS4 Class returns, both before and after taxes, averaged over certain periods of time, and the performance of a broad-based index. The table also shows the Fund's GS2 Class and GS6 Class returns, before taxes, averaged over certain periods of time. The GS8 Class is new and does not yet have a full calendar year of performance. Once it has a full calendar year of performance, the total return will be presented. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
[BAR CHART]

                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2002                                                                            -11.94
2003                                                                             35.81
2004                                                                             18.80

BEST AND WORST QUARTERLY RETURNS, GS4 CLASS SHARES (FOR THE PERIODS REFLECTED IN
                                THE CHART ABOVE)

                                               RETURN    QUARTER/YEAR
                                               ------    ------------
Highest return/best quarter                    19.00%       2/2003
Lowest return/worst quarter                    (18.39%)     3/2002

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                1 YEAR    SINCE INCEPTION(1)
                                                                ------    ------------------
INTERNATIONAL EQUITY FUND
GS4 Class returns before taxes                                  18.80%           9.51%
GS4 Class returns after taxes on distributions(2)               18.81%           9.36%
GS4 Class returns after taxes on distributions and sale of
  Fund shares(2)                                                12.75%           8.22%
GS2 Class returns before taxes                                  18.93%           9.66%
GS6 Class returns before taxes                                  18.52%           8.98%
MSCI All Country World Index Ex-U.S. (reflects no deduction
  for fees, expenses or taxes)(3)                               20.91%           9.80%

------------------

(1) Inception date of the Fund is August 27, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts.

(3) MSCI All Country World Index (ACWI) Ex-U.S. benchmark invests in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China Free, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela.

 76                                                               AB Funds Trust

FEES AND EXPENSES
WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for services, such as professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Operating expenses are deducted from Fund assets, so you pay these expenses indirectly.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

                                                           GS2 CLASS    GS4 CLASS    GS6 CLASS    GS8 CLASS
                                                           ---------    ---------    ---------    ---------
       SHAREHOLDER FEES                                       None         None         None         None
          (Fees paid directly from your investment)
       ANNUAL FUND OPERATING EXPENSES
          (Expenses that are deducted from fund assets)
          Management fee                                      0.98%        0.98%        0.98%        0.98%
          Distribution (12b-1) fee                            None         None         0.10%        0.30%
          Other expenses(1)                                   0.15%        0.33%        0.57%        0.88%
                                                             -----        -----        -----        -----
          Total annual operating expenses                     1.13%        1.31%        1.65%        2.16%
          Fee waiver and expense reimbursement(2)            (0.16%)      (0.16%)      (0.15%)      (0.36%)
                                                             -----        -----        -----        -----
          Net expenses(3)                                     0.97%        1.15%        1.50%        1.80%

------------------

(1) "Other expenses" include blue sky, printing, transfer agency fees and shareholder servicing fees, which are class specific.

(2) The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.97% for the GS2 Class, 1.15% for the GS4 Class, 1.50% for the GS6 Class and 1.80% for the GS8 Class. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. The "Fee waiver and expense reimbursement" also includes the waiver of shareholder service fees attributable to the Fund's cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Investment Adviser has made such a waiver or reimbursement, the Fund may reimburse the Investment Adviser up to an amount not to exceed the expense limitation. The information in the table for the GS6 Class shares has been restated to reflect the current level of fee waiver and expense reimbursement.

(3) The Trust has arrangements with certain broker-dealers who have agreed to pay certain expenses in return for the direction of a portion of the Fund's brokerage business. In the Fund's last fiscal year, these arrangements reduced the Fund's net annual fund operating expenses by 0.02% for each Class.

EXAMPLE

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay if you invested $10,000 over the time periods shown and then redeemed your shares at the end of those periods. The example assumes that:

-   You reinvested all dividends and other distributions.

-   The Fund's average annual return was 5%.

-   The Fund's operating expenses remain the same.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              1 YEAR         3 YEARS*         5 YEARS*         10 YEARS*
                GS2 CLASS                      $ 99            $344            $  608           $1,368
                GS4 CLASS                      $117            $400            $  705           $1,573
                GS6 CLASS                      $153            $506            $  885           $1,952
                GS8 CLASS                      $183            $643            $1,133           $2,495

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.
------------------

* The waiver and reimbursement arrangement agreed to by the Investment Adviser, if not extended, will terminate on April 30, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first year.

Prospectus                                                                    77

ADDITIONAL INVESTMENT & RISK INFORMATION

The following is a list of other investment strategies employed by the Funds and certain risks that may apply to your investments in the Funds. These are in addition to the investment strategies and risks listed in each Fund's Risk & Return Summary. Further information about investment strategies and risks is available in the Funds' Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Money Market Fund, high quality short-term debt obligations, and other money market instruments. During these periods, a Fund may not meet its investment objective.

SECURITIES LENDING: The Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

MORTGAGE-BACKED AND ASSET-BACKED OBLIGATIONS: The Bond Funds may invest in collateralized debt instruments issued or underwritten by U.S. organizations and organizations located in developed markets. The Bond Funds' use of these securities has risks in addition to the risks of conventional debt securities. These obligations may be unsecured, or an issuer may have limited ability to enforce its interest in the underlying assets, which means there may be no collateral for the Fund to seize if the borrower defaults. Because principal is paid back over the life of the security rather than at maturity, these securities are subject to the risk of prepayment. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates. In certain situations, prepayment may result in a loss of anticipated interest and/or principal payments, as well as any premium the Fund may have paid.

DERIVATIVES: The Select Funds may use long or short positions in derivatives such as, but not limited to, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity, or to commit cash pending investment.

The International Equity Fund and Bond Funds may also use currency transactions, such as forward contracts, futures and options on currencies. They may use these currency transactions to hedge their non-U.S.-dollar-denominated obligations and may also use them for investment purposes.

Each Blended Fund may invest up to 10% of its assets directly in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. The Blended Funds may also sell short exchange-listed equity futures contracts, U.S. Treasury Securities and exchange listed U.S. Treasury futures contracts to reduce exposure.

The Funds' use of derivatives may reduce their return and increase volatility. Derivatives also may involve additional expenses, which would reduce any benefit or increase any loss of a Fund using the derivative.

WHAT ARE DERIVATIVES?
Derivatives are investments whose values are based on (or "derived" from) a stock, bond, other asset, or index. These investments include options, futures contracts, and similar investments. Futures and options are popular types of derivatives, because they are easily bought and sold, and have market values that are regularly calculated and published.

 78                                                               AB Funds Trust

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
WHAT IS A MANAGER OF MANAGERS?
The Investment Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Investment Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.

SBC Financial Services, Inc., an affiliate of the Annuity Board, serves as the Investment Adviser to the Funds, under its advisory agreement with the Trust and subject to the supervision of the Trust's Board of Trustees. The Investment Adviser allocates each Blended Fund's investments among all or some of the Select Funds. With respect to the Select Funds, the Investment Adviser is a "manager of managers"; it continually monitors the performance and operations of the Sub-Advisers and allocates the assets of each Select Fund among them. It oversees each Sub-Adviser's adherence to its stated investment style and compliance with the relevant Fund's investment objective, policies and limitations. It recommends to the Board of Trustees the hiring or changing of Sub-Advisers. Changes are made in a Select Fund's Sub-Advisers only when approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow it to change sub-advisers and sub-advisory agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days.

The Annuity Board was established in 1918 and exists to assist churches and other ministry organizations entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ended December 31, 2004, each Fund paid monthly aggregate management fees to the Investment Adviser and the Sub-Advisers at the following annual percentage rate of its average daily net assets:

                      FUND                                                  MANAGEMENT FEE
                      Flexible Income Fund                                   0.10%(1)
                      Growth & Income Fund                                   0.10%(1)
                      Capital Opportunities Fund                             0.10%(1)
                      Global Equity Fund                                     0.10%(1)
                      Flexible Income Fund I                                 0.10%(1)
                      Growth & Income Fund I                                 0.10%(1)
                      Capital Opportunities Fund I                           0.10%(1)
                      Global Equity Fund I                                   0.10%(1)
                      Money Market Fund                                         0.21%
                      Low-Duration Bond Fund                                    0.41%
                      Medium-Duration Bond Fund                                 0.43%
                      Extended-Duration Bond Fund                               0.49%
                      Equity Index Fund                                         0.14%
                      Value Equity Fund                                         0.67%
                      Growth Equity Fund                                        0.84%
                      Small Cap Equity Fund                                     1.09%
                      International Equity Fund                                 0.98%

------------------

(1) In addition, the Blended Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds.

The Investment Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses as disclosed in the Fees and Expenses table in the "Principal Risks" section for each Fund. This waiver and reimbursement, should it be needed, will remain in place until April 30, 2006. Pursuant to this arrangement, the Investment Adviser may be reimbursed for expenses previously waived or reimbursed within three years of such waiver or reimbursement. The amount of the reimbursement may not exceed the expense limitation.

The Annuity Board will, at all times, directly or indirectly control the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board will control the vote on any matter that requires shareholder approval.

Prospectus                                                                    79

SUB-ADVISERS
WHAT IS A SUB-ADVISER?
Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund's assets that it manages, subject to the supervision of the Investment Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of each Select Fund's Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Select Funds' assets. Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in the Funds can be found in the Trust's Statement of Additional Information.

MONEY MARKET FUND:

BlackRock Institutional Management Corporation ("BIMC"), Wilmington,
Delaware: BIMC is a wholly-owned subsidiary of BlackRock, Inc., a premier provider of global investment management and risk management products, with $341.8 billion in assets under management as of December 31, 2004. BIMC's liquidity management team manages the Money Market Fund. A team of portfolio managers, led by Richard K. Hoerner, manages the Money Market Fund. Mr. Hoerner is responsible for the development of the investment strategy and its application to the Fund's portfolio. With BIMC since 1992, Mr. Hoerner, Managing Director and Senior Portfolio Manager of BlackRock Cash Management Group, has 24 years of experience in investment management and corporate funding. Richard Hoerner replaces Thomas H. Nevin in this role. BlackRock is affiliated with PFPC Distributors, Inc., the Funds' Distributor, and PFPC Inc., which provides Transfer Agency and Administration and Accounting services to the Funds. BlackRock, PFPC Inc. and PFPC Distributors, Inc. are all members of The PNC Financial Services Group, Inc.

LOW-DURATION BOND FUND:

BlackRock Advisors, Inc. ("BAI"), Wilmington, Delaware: BAI is a wholly-owned subsidiary of BlackRock, Inc., a premier provider of global investment management and risk management products, with $342 billion in assets under management as of December 31, 2004. A team of portfolio managers, Scott Amero, Keith Anderson and Todd Kopstein, manages BAI's portion of the Low-Duration Bond Fund. BAI's fixed income team consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The fixed income team, using an approach that leverages the individual expertise of the team members, will manage the Fund utilizing BAI's risk management analytics to regularly evaluate the composition of the Fund. Messrs. Amero, Anderson and Kopstein are all Managing Directors and have been with the firm for over five years. Mr. Amero is co-head of global fixed income strategy and the head of Global Credit Research. Mr. Anderson is responsible for global fixed income strategy and asset allocation. As joint heads of fixed income strategy, Messrs. Amero and Anderson coordinate BAI's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. Mr. Kopstein's primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Pacific Investment Management Company LLC: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed its total return strategy on behalf of its clients since the 1970s. PIMCO has assets under management as of December 31, 2004 of approximately $445.7 billion. Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Chris Dialynas implements the investment programs of the Fund's portfolio as set forth in the account's prospectus and stated guidelines. Chris makes investment decisions on behalf of the portfolio in accordance with their investment objectives, policies and restrictions, based on available research and statistical data and supervises the acquisition and disposition of investments. In our effort to achieve the investment objectives of each portfolio, PIMCO makes forecasts regarding domestic and world economies, and decisions with regard to asset allocation which are utilized by each portfolio manager. Mr. Dialynas is responsible for the day-to-day management of the fund.

 80                                                               AB Funds Trust

Payden & Rygel, Los Angeles, California: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $54 billion in assets under management as of December 31, 2004. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee, comprised of managing principals averaging 15-year tenure with the firm, oversees the investment process. The team consists of James P. Sarni, Joyce A. Horn and Colleen M. Ambrose. The team, under the direction of the firm's Global Policy Committee (GPC) has 100% discretion over the day-to-day management of the Fund. Each portfolio manager has managed the assets of the Fund since its inception. Mr. Sarni's primary role, as a member of the GPC and Director of the Short Strategies Group, is to develop a portfolio structure that reflects both the macro mandates of the GPC and the securities that are available in the market. Together with the GPC, Mr. Sarni has discretion over major decisions such as duration or portfolio sector weights. Ms. Ambrose's primary role, along with her team, is to implement the policy approved by the GPC within the context of individual client guidelines. Ms. Ambrose, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Fund. Ms. Ambrose reviews all portfolio holdings on a regular basis. Ms. Horn's primary role focuses on client related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Horn is responsible for identifying and communicating clients' objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between our portfolio managers and portfolio strategists is critical. Ms. Horn reviews all portfolio holdings on a regular basis.

MEDIUM-DURATION BOND FUND:

Goldman Sachs Asset Management, L.P. ("GSAM"), New York, New York: GSAM serves as Sub-Adviser to a portion of the Medium-Duration Bond Fund. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"'), served as the Sub-Adviser for its portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2004, GSAM, along with other units of the Investment Management Division, had approximately $451.3 billion in assets under management. The portfolio management team managing its portion of the Medium-Duration Bond Fund consists of Jonathan Beinner (Chief Investment Officer), Thomas J. Kenny, James B. Clark, Christopher Sullivan, Thomas D. Teles, Andrew F. Wilson, Jim Cielinski, Iain Lindsay, and Philip Moffit. Jonathan Beinner and Thomas J. Kenney are co-heads of the U.S. and Global Fixed Income Team. Mr. Beinner joined Goldman Sachs in 1990. He became a portfolio manager in 1992. Each portfolio manager has managed the assets of the Fund since its inception, except Christopher Sullivan, Thomas D. Teles and Iain Lindsay. Prior to joining GSAM, Mr. Sullivan worked for PIMCO where he had been a senior member of their account management group since 1997, Thomas D. Teles previously worked as a mortgage trader and in the research department at Goldman, Sachs & Co. for three years, and Iain Lindsay previously worked at JP Morgan as a portfolio manager since March 2000. Prior to JP Morgan, Iain Lindsay was a senior fixed income strategist with Credit Lyonnais in Paris from 1994 until 1997 before moving to Bank of Montreal in London for two years to head the capital market strategy team.

Pacific Investment Management Company LLC: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed its total return strategy on behalf of its clients since the 1970s. PIMCO has assets under management as of December 31, 2004 of approximately $445.7 billion. Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Chris Dialynas implements the investment programs of the Fund's portfolio as set forth in the account's prospectus and stated guidelines. Chris makes investment decisions on behalf of the portfolio in accordance with their investment objectives, policies and restrictions, based on available research and statistical data and supervises the acquisition and disposition of investments. In our effort to achieve the investment objectives of each portfolio, PIMCO makes forecasts

Prospectus                                                                    81
regarding domestic and world economies, and decisions with regard to asset allocation which are utilized by each portfolio manager. Mr. Dialynas is responsible for the day-to-day management of the fund.

Western Asset Management Company ("Western"), Pasadena, California: Western has been managing fixed income assets since 1971. As of December 31, 2004, Western currently manages $150.4 billion in assets that span the yield curve and globe. Western utilizes a team-based approach to portfolio management, bringing the expertise of all of its sector specialists, as guidelines allow, to all portfolios. Western's Investment Strategy Group sets policy for its portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. S. Kenneth Leech and Stephen A. Walsh are responsible for day-to-day strategic oversight of the Fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. With respect to the Fund and other client accounts with a similar objective, Edward A. Moody provides specialized expertise and oversight. Mr. Moody is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Mr. Leech, Mr. Walsh and Mr. Moody have each been with Western Asset for over five years.

Western Asset Management Limited ("WAML"), Bishopgate, London, England: WAML manages approximately $46.4 billion in assets, as of December 31, 2004. It utilizes a team based approach to portfolio management to manage a portion of the Medium-Duration Bond Fund's investments in obligations denominated in currencies other than the U.S. dollar, in which the Medium-Duration Bond Fund may invest up to 20% of its assets. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. With respect to the Fund and other client accounts with a similar objective, Edward A. Moody provides specialized expertise and oversight. Mr. Moody is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Mr. Leech, Mr. Walsh and Mr. Moody have each been with Western Asset for over five years.

EXTENDED-DURATION BOND FUND:

Loomis, Sayles & Company, L.P., Boston, Massachusetts: Established in 1926, Loomis, Sayles & Company, L.P. manages approximately $63.1 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2004. Daniel J. Fuss serves as portfolio manager to its portion of the Extended-Duration Bond Fund. With 42 years in the investment industry, Daniel J. Fuss has been with Loomis, Sayles & Company, L.P. since 1976. He holds the positions of Executive Vice President and Vice Chairman of Loomis, Sayles & Company, L.P.

STW Fixed Income Management Ltd., Carpinteria, California: STW has been a specialty bond manager since 1977. For the first eight years the firm operated as the autonomous fixed income division of Starbuck, Tisdale and Williams, doing business as STW Fixed Income Management. In 1985, it became a separate company. Investment-grade fixed income management is its only business, and assets under management as of December 31, 2004 are approximately $10.7 billion. Investment decisions for STW's portion of the Extended-Duration Bond Fund are made by its investment team. The team consists of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., John Barclay Rodgers and David J. Mulholland. Messrs. Williams, Jewett and Mulholland have been portfolio managers of the Fund since its inception. Mr. Rezek, Jr. has been with STW for two years. Before joining STW in 2002, Mr. Rezek, Jr. was Vice President and Portfolio Manager at Loomis

 82                                                               AB Funds Trust

Sayles for seven years. Mr. Rodgers has been with STW for three years. Mr. Rodgers joined STW in 2002 after seven years as Vice President, Quantitative Research Department at Zurich Scudder Investments. Portfolio management, research and trading are performed by the same team as an integrated function. All portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

EQUITY INDEX FUND:

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management as of December 31, 2004 of approximately $572 billion. It uses a "quantitative management" team approach to manage the Equity Index Fund. All decisions are made in a systematic manner and are not dependent on a specific individual. The team consists of Alexander Matturri, Kai Yee Wong, Brent Reeder, Lucy Johnston and Chad Rakvin. Each portfolio manager has managed the assets of the Fund for over five years, except Mr. Rakvin. Mr. Rakvin has been with Northern Investments for one year. Prior to joining the firm, Mr. Rakvin was a Principal and Head of Index Research for Barclays Global Investors in San Francisco, California where he oversaw strategies for International and U.S. Equities. Each member of the team is responsible for the day-to-day management of the Fund.

VALUE EQUITY FUND:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), Dallas, Texas: BHMS was founded in 1979 to manage large capitalization equities for a limited number of institutional clients. Assets under management total $42.4 billion as of December 31, 2004 in large, mid and small cap value equities, as well as fixed income securities. Its strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The equity portfolio managers and analysts' team assist in research and making recommendations, however, Ray Nixon, the lead portfolio manager, has final discretion and authority on the Fund's portfolio. With 28 years of investment experience, Ray Nixon, Jr., Principal, is the lead portfolio manager of its portion of the Value Equity Fund.

Equinox Capital Management, LLC, New York, New York: Founded in 1989, Equinox Capital Management manages $6.2 billion in assets as of December 31, 2004. Wendy
D. Lee, Chief Executive Officer, serves as portfolio manager for its portion of the Value Equity Fund. Ms. Lee joined Equinox Capital Management in 1992 as Director of Research. Ms. Lee has over 20 years of investment management experience and has had significant experience within the value-investing arena. She is a CFA Charterholder.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management as of December 31, 2004 of approximately $572 billion. It uses a team approach to manage its portion of the Value Equity Fund. The team consists of Alexander Matturri, Kai Yee Wong, Brent Reeder, Lucy Johnston and Chad Rakvin. Each portfolio manager has managed the assets of the Fund for over five years, except Mr. Rakvin. Mr. Rakvin has been with Northern Investments for one year. Prior to joining the firm, Mr. Rakvin was a Principal and Head of Index Research for Barclays Global Investors in San Francisco, California where he oversaw strategies for International and U.S. Equities. Each member of the team is responsible for the day-to-day management of the Fund.

Numeric Investors LLC ("Numeric"), Cambridge, Massachusetts: Founded in 1989, Numeric (formerly Numeric Investors L.P.) is an investment manager of U.S., Japanese and European equity portfolios using quantitative stock selection and risk control techniques. It has approximately $9.5 billion in assets under management as of December 31, 2004. Arup K. Datta, CFA and Joseph J. Schirripa, CFA are the portfolio managers for Numeric's portion of the Value Equity Fund. Mr. Datta joined Numeric in 1993 and Mr. Schirripa joined Numeric in 2003. Prior to joining Numeric, Mr. Schirripa was employed by Standish Mellon Asset Management. Mr. Datta is Group Head of the U.S. Core Product Group and is the co-manager of the Fund. Mr. Schirripa is a Portfolio Manager in the U.S. Core Product Group and is the co-manager of the Fund. Mr. Datta and Mr. Schirripa each have 100% discretion over the day-to-day management of the Fund.

Prospectus                                                                    83

GROWTH EQUITY FUND:

Marsico Capital Management, LLC ("Marsico"), Denver, Colorado: Marsico has been a registered investment adviser since September 1997. The firm currently manages assets in excess of $44 billion as of December 31, 2004. Thomas F. Marsico is the Chief Investment Officer of Marsico (or MCM) and is responsible for the management of a portion of the Growth Equity Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the fund's inception date) through August 11, 1997.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments has been managing assets since it was founded in 1889. Northern Investments and its subsidiaries have assets under management as of December 31, 2004 of approximately $572 billion. It uses a team approach to manage its portion of the Growth Equity Fund. The team consists of Alexander Matturri, Kai Yee Wong, Brent Reeder, Lucy Johnston and Chad Rakvin. Each portfolio manager has managed the assets of the Fund for over five years, except Mr. Rakvin. Mr. Rakvin has been with Northern Investments for one year. Prior to joining the firm, Mr. Rakvin was a Principal and Head of Index Research for Barclays Global Investors in San Francisco, California where he oversaw strategies for International and U.S. Equities. Each member of the team is responsible for the day-to-day management of the Fund.

RCM Capital Management LLC ("RCM"), San Francisco, California: RCM (formerly Dresdner RCM Global Investors LLC) was founded as a Large Cap Growth equity manager in 1970. As of December 31, 2004, RCM had approximately $22.7 billion under management and advice. M. Brad Branson, CFA, Senior Portfolio Manager is the Portfolio Manager for its portion of the Growth Equity Fund. He joined in 1993 as a member of the Equity Portfolio Management Team. He has 13 years experience in the industry and is a member of the Large Cap Portfolio Management Team. Mr. Branson shares responsibility for the management of the Fund with Ray Edelman. Before joining RCM, Mr. Edelman had 20 years experience at Alliance Capital, 8 years as a consumer sector Analyst and 12 years as a high quality growth stock Portfolio Manager. Mr. Branson is the Large Cap Portfolio Management Team liaison to RCM's Consumer Sector Research Team. Mr. Edelman is the Large Cap Portfolio Management Team liaison to RCM's Technology Sector Research Team. As members of RCM's Portfolio Management Team, Messrs. Branson and Edelman have 100% discretion over the day-to-day management of the Fund.

Sands Capital Management, Inc. ("Sands"), Arlington, Virginia: Sands has been managing assets since it was founded in 1992. Sands has over $11.4 billion in assets under management as of December 31, 2004. The firm manages assets utilizing a large capitalization growth equity strategy. The nine member investment team is lead by Frank M. Sands, Sr., CFA, and CIO and includes David
E. Levanson, CFA, Frank M. Sands, Jr. CFA, and A. Michael Sramek, CFA. Messrs. Sands, Sr. and Sands, Jr. have managed the assets of the Fund for over five years. Mr. Levanson has been with Sands for three years. Before re-joining Sands in 2002, Mr. Levanson was a research analyst for MFS Investment Management. Mr. Sramek has been with Sands for four years. Prior to joining Sands in 2001, Mr. Sramek was a research analyst with Mastrapasqua & Associates. Mr. Sands, Sr. is responsible for the ultimate decisions made on the Fund's portfolio. Mr. Levanson is responsible for day-to-day management of the Fund's portfolio and investment of daily cash flows. Mr. Sands, Jr. and Mr. Sramek are responsible for the day-to-day management of the Fund's portfolio in Mr. Levanson's absence.

TCW Investment Management Company ("TIMCO"), Los Angeles,
California: Established in 1971, TCW's primary business is the provision of investment management services. It specializes in the management of taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations as well as foreign investors. It also provides investment management services to individuals and manages a full line of no-load mutual funds. As of December 31, 2004, it had approximately $110 billion in assets under management. Craig Blum and Steve Burlingame serve as Co-Portfolio Managers for the portion of the Growth Equity Fund managed by TCW. Mr. Blum joined TCW in 1999. Prior to joining TCW, Mr. Blum was a senior analyst with FMAC Capital Markets. Prior to joining TCW in 2000, Mr. Burlingame was an analyst with Brandywine Asset

 84                                                               AB Funds Trust

Management. Mr. Blum & Mr. Burlingame are jointly responsible for the Fund's portfolio by managing the Concentrated Core strategy.

SMALL CAP EQUITY FUND:

Aronson+Johnson+Ortiz L.P. ("AJO"), Philadelphia, Pennsylvania: AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. It currently manages $19.3 billion for 76 clients as of December 31, 2004. A team of portfolio managers, includes Theodore R. Aronson, Kevin M. Johnson, Gina Marie
N. Moore, and Martha E. Ortiz manages its portion of the Small Cap Equity Fund. The team has managed the assets of the Fund since its inception, and has been employed by AJO for the past five years. Mr. Aronson, Mr. Johnson, Ms. Moore and Ms. Ortiz are jointly and primarily responsible for the day-to-day operations of the Fund. Each team member has 100% discretion over the Fund.

Lord, Abbett & Co. LLC ("Lord Abbett"), Jersey City, NJ: Lord Abbett is a private, independent money management company founded in 1929, with assets under management of $93.5 billion as of December 31, 2004. The day-to-day management of the portion of the Fund's portfolio assigned to Lord Abbett is conducted solely by Michael Smith, Partner and Portfolio Manager. Mr. Smith has been employed with the firm since 1997.

Lotsoff Capital Management ("LCM"), Chicago, Illinois: LCM has been in business since 1981. It is an Illinois general partnership with 17 partners among its 52 employees. As of December 31, 2004, LCM manages approximately $4.1 billion in assets for 250 clients. Joseph N. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Donald W. Reid Ph.D., Senior Portfolio Manager and Director of Equity Research conduct the day-to-day management of the Fund's portfolio. Joseph Pappo is primarily involved with the ongoing evaluations of individual securities. Donald Reid has overall responsibility for quantitative stock analysis, portfolio construction, and strategy improvements. Messrs. Pappo and Reid have been employed by LCM as portfolio managers since October 1997.

Provident Investment Counsel, Inc. ("PIC"), Pasadena, California: PIC has been in the investment management industry since 1951. It is a growth equity manager with approximately $6.0 billion in assets as of December 31, 2004. Mr. Andrew Pearl, CFA, and Mr. Ned Brines, CFA are the co-lead managers of its portion of the Small Cap Equity Fund. Mr. Pearl, CFA, has been in the investment industry since 1988, and has been with PIC since 1992 where he currently serves as a Managing Director. Mr. Brines, CFA, has been in the investment industry since 1986, and joined PIC in 2001, where he currently serves as a Senior Vice President. Prior to joining PIC in 2001, Mr. Brines was a portfolio manager at Roger Engemann & Associates. Assisting Messrs. Brines and Pearl are Barry B. Burch and Anne E. Westreich. Mr. Burch has been with PIC for four years. Prior to 2001, Mr. Burch was an analyst/assistant portfolio manager at Dresdner RCM Global Investors. Ms. Westreich has been a portfolio manager/equity analyst with PIC for the last five years. Each team member is responsible for researching, selecting and managing approximately 30-35 stocks within the Fund's portfolio. Mr. Brines and Mr. Pearl have the ultimate responsibility for the Fund's portfolio.

TimesSquare Capital Management, LLC ("TSCM"), New York, New York: TSCM is a registered investment adviser with a focus on institutional clients. The firm was formed in 2000 and currently manages $5.5 billion in assets. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Yvette Bockstein and Grant Babyak serve as portfolio managers for the portion of the Small Cap Equity Fund that employs a small cap growth strategy. They are both Managing Directors of the firm and have over 38 and 16 years investment experience, respectively. Assisting Ms. Bockstein and Mr. Babyak are Ian Anthony Rosenthal, Kenneth Duca, and Andrew Galligan. Ms. Bockstein and Mr. Babyak have been with TSCM for four years. Prior to joining TSCM in 2000, both were Senior Portfolio Managers at Fiduciary Trust Company International. Messrs. Rosenthal, Duca and Galligan have been with TSCM for four years. Prior to joining TSCM in 2000, all were growth equity analysts at Fiduciary Trust Company International. Ms. Brockstein and Mr. Babyak are responsible for small cap growth investments. Mr. Rosenthal is responsible for investments in media and financial services sectors. Mr. Duca is responsible for investments in consumer, business services, transportation and energy sectors. Mr. Galligan is responsible for investments in semiconductor software, internet, data networking and industrial sectors.

Prospectus                                                                    85

INTERNATIONAL EQUITY FUND:

Alliance Capital Management L.P. ("Alliance Capital"), New York, New
York: Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2004, Alliance Capital had assets of approximately $538 billion under management. The Alliance Emerging Markets Growth Investment Team, which is responsible for management of all Alliance Capital's Emerging Markets Growth accounts, manages the Fund's portfolio. The Emerging Markets Growth Investment Team relies heavily on the fundamental analysis and research of Alliance Capital's large internal research staff. The four members of the Team with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Ed Baker, Gaiti Ali, Manish Singhai and Jean Van de Walle. Each of the portfolio managers has been with the firm for over five years.

Capital Guardian Trust Company ("CGTC"), Los Angeles, California: CGTC has been providing investment management services since 1968 and had approximately $169.2 billion in assets under management as of December 31, 2004. CGTC's approach to investing is fundamental and research-driven. CGTC uses a multiple portfolio management system under which several portfolio managers each have investment discretion over its portion of the International Equity Fund. In addition, CGTC's investment analysts may make investment decisions with respect to a portion of the portfolio. The portfolio manager team consists of David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John Mant, Christopher Reed, Lionel Sauvage, Nilly Sikorsky and Rudolf Staehelin. Each portfolio manager is responsible for selecting international equities with respect to the portion of the portfolio he or she manages. However, two of the portfolio managers, Seung Kwak and John Mant, are limited to managing their portion of the portfolio to only the regions of Japan and Europe, respectively. Each portfolio manager has been with the firm for over five years, except Mr. Kwak who has been with the firm for three years. Prior to joining CGTC, Mr. Kwak was an investment professional at Zurich Scudder Investments for 17 years.

Genesis Asset Managers, LLP ("Genesis"), a Delaware LLP: Genesis (formerly Genesis Asset Managers Limited) was formed in 1990, operates out of Guernsey, Channel Islands and is part of the Genesis Group which specializes in the investment management of institutional funds in Emerging Markets. As of December 31, 2004, the Genesis Group had assets of some $10.8 billion under management. A team of country, sector and industry specialists within the Genesis Group makes investment decisions for its portion of the International Equity Fund. The Portfolio Coordination Team, responsible for optimizing client portfolios in terms of return and risk, consists of Karen Yerburgh, Paul Ballantyne, and Andrew Elder. The lead portfolio manager of the Fund is Karen Yerburgh and, in her absence, Paul Ballantyne assumes her position as the lead portfolio manager. Each of these portfolio managers has been involved in the management of the assets of the International Equity Fund since inception, except Mr. Elder who has been a portfolio manager with Genesis for two years. Prior to joining Genesis, Mr. Elder was Head of Europe, Middle East and Africa equities at Aberdeen Asset Management. Ms. Yerburgh is responsible for investments in India. Mr. Ballantyne is responsible for investments in Chile, Indonesia, Taiwan, South Africa and Russia as well as in the energy and materials sectors. Mr. Elder is responsible for investments in Brazil, Chile, Malaysia, South Africa, Turkey as well as in the insurance and media sectors.

Mondrian Investment Partners Ltd. ("Mondrian"), London, England: Mondrian (formerly Delaware International Advisers Limited) was founded in 1990. In September 2004 a senior management team, together with a private equity fund, Hellman & Friedman LLC, conducted a management buy-out of Delaware International Advisers Ltd. Upon completion of the transaction, the firm changed its name to Mondrian Investment Partners Limited. The London based firm is a value-oriented, international equity and fixed income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage a portion of the International Equity Fund's investments. With over $36.3 billion in assets under management as of December 31, 2004, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. The team consists of Russell Mackie and Clive A. Gillmore. Each portfolio manager has been with the firm over five years. Mr. Mackie is responsible for European stock investments and daily monitoring of portfolio transactions and cash positions. Mr. Gillmore is responsible for portfolio oversight and reporting. Each has 100% discretion over the Fund.

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Oechsle International Advisors, LLC, Boston, Massachusetts: Oechsle International Advisors, LLC was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2004, the firm managed approximately $16.3 billion in assets. Oechsle uses a team approach to manage its portion of the International Equity Fund. All of Oechsle's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. The portfolio managers primarily responsible for overseeing Oechsle's management of its portion of the International Equity Fund are Tina Oechsle Vasconcelles and Peter Sanborn. Ms. Vasconcelles and Mr. Sanborn are Principals and Portfolio Managers/Research Analysts. Prior to joining the firm in 1990, Ms. Vasconcelles worked as a Financial Analyst for Coldwell Banker Real Estate Service. Mr. Sanborn worked as a Senior Security Analyst for Jardine Fleming Securities in Tokyo, Japan before joining the firm in 1993. Mr. Sanborn's research focus, as a member of Oechsle International's Investment Team, is for investments in Japan, Korea, Scandinavia and Taiwan as well as the technology and telecom sectors. Ms. Vasconcelles' research focus, as a member of Oechsle International's Investment Team, is for investments in France, Germany, Italy, Portugal and Spain, as well as the consumer and utilities sectors. Mr. Sanborn and Ms. Vasconcelles both have final discretion over the day-to-day management of the Fund.

Philadelphia International Advisors, L.P., Philadelphia,
Pennsylvania: Philadelphia International Advisors, L.P. ("PIA") is a limited partnership with The Glenmede Trust Company as a limited partner. PIA is the investment manager to the international equity portfolios of The Glenmede Fund, Inc. As of December 31, 2004, PIA had approximately $5.4 billion in assets under management entirely in the international equity product. PIA manages its portion of the International Equity Fund using a team approach, which is led by Andrew
B. Williams. The team consists of Mr. Williams, Robert Benthem de Grave, Frederick Herman, and Peter O'Hara. Each portfolio manager has been with PIA/Glenmede over five years. Mr. Williams is responsible for investments in the UK, Australia, New Zealand and the Far East. Mr. Benthem de Grave is responsible for investments in Northern Europe. Mr. Herman is responsible for investments in Japan and Asia. Mr. O'Hara is responsible for investment in Southern Europe.

Walter Scott & Partners Limited, Edinburgh, Scotland: Established in 1983, Walter Scott & Partners specializes in global equity investment management. As of December 31, 2004 the firm has some $14.8 billion in assets under management. Dr. Walter Scott & Dr. Ken Lyall are the investment directors with joint responsibility for the Fund's portfolio, including reporting to the trustees/investment committee. Assisting Dr. Scott and Lyall are James Smith, Pamela Maxton and Tony McDonnell. Each portfolio manager has been with Walter Scott for five years. Dr. Scott and Dr. Lyall are responsible for portfolio management of the Fund. Mr. Smith is responsible for portfolio trading for the Fund. Ms. Maxton is responsible for portfolio accounting for the Fund. Mr. McDonnell is responsible for portfolio control for the Fund.

ALL FUNDS -- CASH OVERLAY PROGRAM:

Northern Trust Investments, Inc.: In addition, the Investment Adviser and the Trust have entered into a Sub-Advisory Agreement with Northern Investments whereby Northern Investments is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Northern Investments may from time to time invest in long and/or short positions in Treasury securities and derivative instruments such as futures contracts within the Blended Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, Northern Investments may also from time to time invest in long and/or short positions in derivative instruments such as futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, it may use short positions in derivative instruments such as futures contracts within the International Equity Fund and the Bond Funds for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows Northern Investments to short Treasury securities within the Bond Funds to reduce market exposure. Northern Investments has been managing assets since it was founded in 1889. Along with its subsidiaries, it has assets under management of approximately $572 billion as of December 31, 2004. It uses a team approach to manage its portions of these Funds.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Select Funds.

Prospectus                                                                    87

SERVICE PROVIDERS

The following chart provides information on the Funds' primary service providers.

                                  [FLOWCHART]

 88                                                               AB Funds Trust

SHAREHOLDER INFORMATION

ELIGIBLE INVESTORS

Shares of the Funds are not offered to the general public. The Funds reserve the right to refuse to accept investments at any time. The Annuity Board may invest for its own account, including reserves and endowment, in any class of the Funds.

GS2 CLASS SHARES of the Funds are sold only to: (a) accounts administered by the Annuity Board for cooperating Southern Baptist foundations and other Southern Baptist organizations in states where no affiliated Southern Baptist foundation is situated; (b) accounts for the Prior Plans and the Standard Plans in accordance with their respective Eligibility Schedules; (c) other accounts of organizations the Annuity Board is authorized to serve; and (d) Outside Service Plan organizations with total retirement plan assets invested in the Trust in excess of $50 million upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS4 CLASS SHARES of the Funds are sold only to accounts, including Personal Investment Accounts and IRAs, for: (a) individuals who participate or are eligible to participate in the Plans and other individuals who serve organizations that the Annuity Board is authorized to serve; (b) spouses of such individuals; (c) Prior Plans and Standard Plans in accordance with their respective Eligibility Schedules shown below; and (d) Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS6 CLASS SHARES of the Funds are sold only to accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below and to accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

GS8 CLASS SHARES of the Funds are sold only to accounts for Standard Plans in accordance with the Standard Plan Eligibility Schedule shown below and to accounts for Outside Service Plans upon selection of this class by a fiduciary for the plan other than the Annuity Board.

PRIOR PLAN ELIGIBILITY SCHEDULE

ELIGIBILITY SCHEDULE ASSETS                                   BLENDED FUNDS   SELECT FUNDS
Less than $80 million                                              GS4            GS4
$80 -- $250 million                                                GS2            GS4
Over $250 million                                                  GS2            GS2
No Participant Directed Accounts                                   GS2            GS2

STANDARD PLAN ELIGIBILITY SCHEDULE

ELIGIBILITY SCHEDULE ASSETS                                   BLENDED FUNDS   SELECT FUNDS
Less than $1 million                                               GS8            GS8
$1 -- $3 million                                                   GS6            GS8
$3 -- $5 million                                                   GS6            GS6
$5 -- $15 million                                                  GS4            GS6
$15 -- $80 million                                                 GS4            GS4
$80 -- $250 million                                                GS2            GS4
Over $250 million                                                  GS2            GS2
No Participant Directed Accounts                                   GS2            GS2

"Plans" refers to employee benefit plans and programs of organizations and persons that the Annuity Board of the Southern Baptist Convention ("Annuity Board") is authorized to serve.

Prospectus                                                                    89

"Outside Service Plans" refers to Plans for which a service provider other than the Annuity Board provides plan recordkeeping services for participants.

"Prior Plans" refers to Plans other than Outside Service Plans that the Annuity Board was authorized to serve prior to June 1, 2004.

"Standard Plans" refers to Plans other than Prior Plans or Outside Service
Plans.

"Eligibility Schedule Assets" refers to assets taken into account for purposes of the applicable Eligibility Schedule and includes both assets of the Plan and other retirement plan assets of the organization sponsoring the Plan invested in AB Funds Trust and/or serviced by the Annuity Board as recordkeeper (but shall not include assets of any third-party organization serving as Plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Plan that share a central administrative unit with the organization sponsoring the Plan. Eligibility Schedule Assets shall be computed periodically as follows.

Periodic Re-Evaluation. For any Plan with an initial purchase date after June 1, 2004, Eligibility Schedule Assets will be re-evaluated within thirty (30) days of the second anniversary following the initial purchase date. Subsequent re-evaluations will occur in alternate years within thirty (30) days of the anniversary of the initial purchase date in such years. For any Plan with an initial purchase date on or before June 1, 2004, Eligibility Schedule Assets will be re-evaluated as of November 8, 2004 and thereafter in alternate years within thirty (30) days of November 8 in such years. For purposes of re-evaluation, average monthly Eligibility Schedule Assets over the 12-month period immediately prior to the re-evaluation date will be calculated and applied to the respective Eligibility Schedules. If the re-evaluation indicates that a Plan is ineligible under the applicable Eligibility Schedule for the class of shares of a Fund in which it is currently invested, then the Plan's shares will automatically be exchanged for shares of the appropriate class of that Fund pursuant to the Eligibility Schedule as soon as administratively possible following the re-evaluation date but in no event later than 90 days following the re-evaluation date.

Initial Purchases. Any assets that fall within the description of Eligibility Schedule Assets and that are held as of the initial purchase of shares for a Plan or received within ninety (90) days thereafter pursuant to a written commitment will be deemed to constitute Eligibility Schedule Assets for purposes of determining eligibility according to the applicable Eligibility Schedule.

OPEN AN IRA, PERSONAL INVESTMENT ACCOUNT OR AN ACCOUNT FOR A MINOR: GS4 Class shares of the Funds are available to eligible investors for purchase through individual retirement accounts ("IRAs"), Roth IRAs and Personal Investment Accounts. SBC Trust Services, Inc., an affiliate of the Annuity Board, and an affiliate of the Investment Adviser will serve as non-bank custodian of the IRAs. Eligible investors may also establish a GS4 Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call AB Funds Trust at (800) 262-0511.

PARTICIPANTS IN THE PLANS: If you participate in a Plan offered by your employer, contact your employer, your plan administrator or the Annuity Board at
(800) 262-0511. The policies and procedures of your Plan, including minimum investments, may be different than those described herein. Your Plan may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law. If you are eligible to participate in one of the Plans, you may be eligible to invest directly in the GS4 Class shares of the Funds.

CUSTOMER IDENTIFICATION

The Funds (or a shareholder service provider acting on the Funds' behalf) seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If

 90                                                               AB Funds Trust
the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

MINIMUM INVESTMENTS

GS2 CLASS: The minimum initial purchase for GS2 Class shares is $100,000. There is no minimum for subsequent investments in GS2 Class shares or for initial purchases of GS2 Class shares of additional Funds. If you invest in GS2 Class shares through a Plan, your minimum investment requirement will be lower, if any, and you should contact your employer, your plan administrator or the Annuity Board at (800) 262-0511.

GS4 CLASS: If you invest in GS4 Class shares of a Fund other than through a Plan, you must initially invest a minimum of $1,000 in each of your Fund accounts holding GS4 Class shares. The $1,000 minimum applies separately to each Fund that you own. In addition, the following minimums apply to subsequent purchases of GS4 Class shares of the same Fund:

                                                               SUBSEQUENT PURCHASES'
                                                                      MINIMUM
Automatic Monthly Investment Plans                                     $100
Exchanges from another Fund                                            $250
IRAs                                                                   $100
Personal Investment Accounts and Uniform Gifts/Transfers to            $100
  Minors Accounts

MINIMUM ACCOUNT SIZE

Each Fund reserves the right to close any account if the balance falls below $1,000 due to redemptions, not market fluctuation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. If you invest through a Plan, your minimum account size may be lower, if any, and you should contact your employer, your plan administrator or the Annuity Board at (800) 262-0511.

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TRANSACTIONS WITH THE FUNDS

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or the Annuity Board at (800) 262-0511 for proper instructions.

            METHOD                     OPEN AN ACCOUNT                ADD TO AN ACCOUNT
------------------------------  ------------------------------  ------------------------------
BY MAIL                         Complete and sign the           Send in a check for the
                                application. Mail it with your  appropriate minimum amount (or
AB Funds Trust                  check made payable to AB FUNDS  more). Make your check payable
P.O. Box 9834                   TRUST. Your initial investment  to AB FUNDS TRUST. Always show
Providence, RI 02940-9886       must meet the minimum amount.   your account name and number
                                                                or include the detachable slip
                                                                from your confirmation
                                                                statement.

BY TELEPHONE                    If you already have an account  You may make investments by
                                with us and you have            telephone ($100 per
(800) 262-0511                  authorized telephone            established Fund) if you have
Your account will               transactions, you may call to   previously authorized it. Once
automatically have certain      open an account in another      you call, we will deduct the
telephone privileges unless     Fund. You may direct us to      dollar amount you designate
you designate otherwise on      deduct an amount from your      from your previously
your initial application or on  previously authorized checking  authorized checking account.
a form available upon request   account or to exchange shares
by calling (800) 262-0511.      from your existing account in
When you call, we may request   another Fund, or you may send
personal identification and     us a wire. (For exchanges, the
record your call.               names and addresses on the
                                accounts must be identical).
                                Your initial investment in the
                                new Fund must meet the minimum
                                amount.

BY WIRE                         Call your bank with the wire    Call (800) 262-0511 to notify
                                instructions shown to the       us of the wire. Call your bank
PNC Bank, NA                    left. The wire must be          with the wire instructions
ABA#: 031000053                 received by 4:00 p.m. Eastern   shown to the left. The wire
(Designate the Fund)            time for same day processing.   must be received by 4:00 p.m.
DDA#: 86-1497-2484                                              Eastern time for same day
FBO: Shareholder Name           Please call (800) 262-0511 for  processing.
and Account Number              the account number to include
(PNC Bank is located in         on the wire.
Philadelphia, PA)

Note: Your bank may charge you  You must send a completed
a fee for handling a wire       application by overnight
transaction.                    delivery in advance of the
                                wire to:
                                 AB Funds Trust
                                 (Designate the Fund)
                                 101 Sabin Street
                                 Pawtucket, RI 02860-1427

ONLINE*                         If you do not have an existing  You may make additional
                                account, you may download an    investments online if you have
www.absbc.org                   application from our Web site   previously authorized it. Once
Register through our Web site.  and forward your signed         you place your order through
You can then establish a        application to:                 our Web site, we will deduct
personal identification number   AB Funds Trust                 the dollar amount you
("PIN") on our Web site that     P.O. Box 9834                  designate from your previously
will enable you to make          Providence, RI 02940-9886      authorized checking account.
transactions with the Funds     Existing shareholders may open
online.                         an account in another Fund
                                through

 92                                                               AB Funds Trust

            METHOD                     OPEN AN ACCOUNT                ADD TO AN ACCOUNT
------------------------------  ------------------------------  ------------------------------
                                our Web site. You may instruct
                                us to deduct an amount from
                                your previously authorized
                                checking account or to
                                exchange shares from your
                                existing account in another
                                Fund. (For exchanges, the
                                names and addresses on the
                                accounts must be identical).
                                Your initial investment in the
                                new Fund must meet the minimum
                                amount.

AUTOMATIC TRANSACTION PLANS*    Not applicable.                 Automatic Investment Plan: You
                                                                may authorize automatic
For each type of automatic                                      monthly or quarterly
transaction plan, you must                                      investments in a constant
complete the appropriate                                        dollar amount ($100 per
section on your initial                                         established Fund). We will
application or complete an                                      withdraw the designated dollar
authorization form, available                                   amount from your checking
upon request by calling (800)                                   account on the 5th or 20th day
262-0511.                                                       (whichever you designate) of
                                                                the month beginning on the
                                                                month you designate. We will
                                                                invest it into the Fund that
                                                                you have designated. If the
                                                                5th or the 20th of the month
                                                                do not fall on a business day,
                                                                we will withdraw the
                                                                designated dollar amount on
                                                                the following business day.

------------------
* Online transactions and automatic transaction plans apply only to accounts holding GS2 Class shares and GS4 Class shares of the Funds.

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The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or the Annuity Board at (800) 262-0511 for proper instructions.

            METHOD                      REDEEM SHARES                  EXCHANGE SHARES
------------------------------  ------------------------------  ------------------------------
BY MAIL                         Send a letter of instruction    Send a letter of instruction
                                that includes:                  that includes:
AB Funds Trust                  - The Fund name, your account   - Your account number, the
P.O. Box 9834                     number, the name of each      name of each owner (exactly as
Providence, RI 02940-9886         owner (exactly as they          they appear on the account),
                                  appear on the account) and      the dollar amount you wish
                                  the dollar amount you wish      to exchange ($250 per
                                  to redeem.                      established Fund) and the
                                                                  new Fund into which the
                                - Include all genuine             amount is being invested.
                                signatures (exactly as they
                                  appear on the account) and    - Include all genuine
                                  any documents that may be     signatures (exactly as they
                                  required (and a medallion       appear on the account) and
                                  signature guarantee, if         any documents that may be
                                  required). See "Medallion       required.
                                  Signature Guarantees" below.

BY TELEPHONE                    You will receive your           The names and addresses on the
                                redemption payment in the form  accounts must be identical.
(800) 262-0511                  you previously authorized:      Shares will be exchanged into
Your account will               check, deposit to your bank     the same class.
automatically have certain      account, or wire transfer (for
telephone privileges unless     wire transfers, a $10 fee may   If you have previously
you designate otherwise on      be charged).                    authorized it, you may
your initial application or on                                  exchange shares for shares of
a form available upon request   If you have previously          another Fund ($250 per
by calling (800) 262-0511.      authorized telephone            established Fund) over the
When you call, we may request   redemptions, you may redeem     telephone. The names and
personal identification and     shares by calling us ($25,000   addresses on the accounts must
record your call.               limit). (IRAs only: You must    be identical. Shares will be
                                make all requests for           exchanged into the same class.
                                redemptions in writing. Please
                                call (800) 262-0511 to request
                                a form.)
                                You will receive your
                                redemption payment in the form
                                you previously authorized:
                                check, deposit to your bank
                                account, or wire transfer (for
                                wire transfers, a $10 fee may
                                be charged).
                                If you have changed your
                                address, there is a 10 day
                                waiting period before a
                                withdrawal can be made by
                                check. If you have previously
                                authorized ACH or wire
                                redemptions, you may still
                                redeem shares during the
                                waiting period.

BY WIRE                         You may redeem shares by        Not applicable.
                                contacting us by mail or by
Note: Your bank may charge you  telephone and instructing us
a fee for handling a wire       to wire your proceeds to your
transaction.                    bank ($10,000 minimum).
Note: The Funds and their       (Follow the instructions in
transfer agent are not          this table for how to Redeem
responsible for the efficiency  Shares: By Mail, By Telephone
of the federal wire system or   or Online.) Wire redemptions
your bank.                      can be made only if you have
                                previously authorized it on an
                                authorization form, available

 94                                                               AB Funds Trust

            METHOD                      REDEEM SHARES                  EXCHANGE SHARES
------------------------------  ------------------------------  ------------------------------
                                upon request by calling (800)
                                262-0511 (including attaching
                                a voided check from the
                                account where proceeds are to
                                be wired). A $10 fee may be
                                charged for wire transfers.

ONLINE*                         You may redeem shares through   You may exchange shares for
                                our Web site. You will receive  shares of another Fund ($250
www.absbc.org                   your redemption payment in the  per established Fund) through
Register through our Web site.  form you previously             our Web site. The names and
You can then establish a        authorized: check or deposit    addresses on the accounts must
personal identification number  to your bank account.           be identical. Shares will be
("PIN") on our Web site that                                    exchanged into the same class.
will enable you to make         If you have changed your
transactions with the Funds     address, there is a 10 day
online.                         waiting period before a
                                withdrawal can be made by
                                check. If you have previously
                                authorized ACH or wire
                                redemptions, you may still
                                redeem shares during the
                                waiting period.

AUTOMATIC TRANSACTION PLANS*    Systematic Withdrawal Plan:     Not Applicable.
                                You may specify a percent of
You must complete the           your account or a dollar
appropriate section on your     amount ($250 per established
initial application or          Fund) to be withdrawn monthly,
complete an authorization       quarterly or annually on the
form, available upon request    25th of the month beginning on
by calling (800) 262-0511.      the month you designate. (If
                                the 25th does not fall on a
                                business day, we process
                                withdrawals on the next
                                business day.) We reserve the
                                right to charge you for each
                                withdrawal. At the time you
                                authorize the withdrawal plan,
                                you must have a minimum
                                account balance of $5,000. You
                                must have all dividends and
                                other distributions
                                reinvested. We will continue
                                the withdrawals until your
                                shares are gone or you cancel
                                the plan. You may cancel or
                                change your plan or redeem all
                                your shares at any time.
                                You will receive your
                                redemption payment in the form
                                you previously authorized:
                                check or deposit to your bank
                                account.

------------------
* Online transactions and automatic transaction plans apply only to accounts holding GS2 Class shares and GS4 Class shares of the Funds.

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MORE SHAREHOLDER INFORMATION

HOW SHARE PRICE IS CALCULATED

PFPC determines the net asset value ("NAV") per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day that the Exchange is open (except the Friday after Thanksgiving, when the Funds are closed). The NAV for a class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund's investments, cash and other assets attributable to that class, deducting the pro rata portion of the Fund's liabilities attributable to that class and the liabilities directly attributable to that class, and then dividing that value by the total number of shares of the class outstanding. Since NAV for each Fund is calculated separately by class, and since each class has its own expenses, the per share NAV of each Fund will vary by class.

WHAT IS THE NET ASSET VALUE OR "NAV"?

                                                    Assets - Liabilities
                                             NAV =  --------------------
                                                    Outstanding Shares

Because each Blended Fund invests in shares of various Select Funds, the price of a Blended Fund's shares is based upon the net asset value of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Blended Fund's share will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

Each Fund, except the Money Market Fund, values its assets based on market quotations or official closing prices when such values are readily available. These prices normally are supplied by a pricing service. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security's true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

PFPC prices at amortized cost all instruments held by the Money Market Fund and those fixed-income securities held by the other Funds that have maturities of 60 days or less. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

To the extent the International Equity Fund or the Bond Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of their shares and the shares of the Blended Funds investing in them may change on days when you will not be able to purchase or redeem your shares.

PURCHASE OF SHARES

Fund shares are sold at NAV without a front-end sales load or a back-end sales load (see "Distribution Arrangements" on page 95 for further information about sales loads. Orders for the purchase of shares will be executed at the NAV per share next determined after an order has been received in good order. Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not

 96                                                               AB Funds Trust
issued. If your purchase order fails to designate a Fund, we will invest it in the Money Market Fund. If you invest through a Plan and your contribution order fails to designate a Fund, we will invest it in the Growth and Income Fund.

The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds' management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.

REDEMPTION OF SHARES

You may redeem some or all of your shares on any business day that the New York Stock Exchange is open (except the Friday after Thanksgiving when the Funds are closed). Shares will be redeemed at the NAV next determined after your redemption request is received in good order. A redemption is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

We will ordinarily send redemption proceeds on the next business day, but we may take up to seven days to make payment. The Funds may stop selling their shares and postpone redemption payments at times when the New York Stock Exchange is closed or has restricted trading or the SEC has determined an emergency condition exists. We will send redemption proceeds only in the form that you previously authorized. If you have authorized payment by check, we will send the check to the shareholder and address of record.

CHECKWRITING OPTION

If you own GS4 Class shares of the Money Market Fund in a Personal Investment Account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling (800) 262-0511. Because the amount in your Money Market Fund account is likely to change frequently, you should verify this amount before writing a check. You may not write a check to close your account. We will impose charges for stop payment orders and returned checks. We will redeem an appropriate amount of shares from your Money Market Fund account to pay for these charges.

Checkwriting privileges are not available for GS2 Class, GS6 Class or GS8 Class accounts, IRAs, Plan accounts or other tax-deferred accounts. Checkwriting privileges would result in significant, negative tax consequences to a shareholder in an IRA, Plan account or other tax-deferred account.

REQUEST IN GOOD ORDER

All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(2) any required medallion signature guarantees (see "Medallion Signature Guarantees" below); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call us at (800) 262-0511 for their details.

Written redemption requests also must include the Fund name, your account number, and the dollar amount of the transaction. Purchase orders are not in good order until the Funds' transfer agent has received payment in federal funds.

If you are investing through a Plan, your employer, plan administrator or the Annuity Board have their own procedures for transmitting transaction orders and payments to the Funds' transfer agent on a timely basis and in

Prospectus                                                                    97
good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

MEDALLION SIGNATURE GUARANTEES

To protect shareholder accounts, the Funds, and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables us to verify the identity of the person who has authorized a redemption from an account. We will require a medallion signature guarantee for any of the following:

-   Any written redemption request for $50,000 or more.

- Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and at the registered address.

- Transfers into an account with a different registration (including a different name, address, taxpayer identification number, or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call us at (800) 262-0511 for further details.

REDEEMING RECENTLY PURCHASED SHARES

If you are redeeming shares that you recently purchased by check, we may delay sending your redemption proceeds until your check has cleared. This may take up to fifteen calendar days after we received your check. To avoid this delay, pay for your shares by federal funds wire transfer.

RIGHT TO REDEEM IN KIND

The Funds reserve the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

ACCOUNT STATEMENTS

Each shareholder's transactions in Fund shares will be reflected in a quarterly statement. If your Fund shares are held by a nominee or Plan, the nominee or Plan decides whether the statement will be sent to you.

EXCHANGING SHARES
WHAT IS AN EXCHANGE?
An exchange between Funds is really two transactions -- a sale of shares of one class of a Fund and the purchase of shares of the same class of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.

An exchange is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

 98                                                               AB Funds Trust

If you are invested through a Plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the Plan. Contact your employer, plan administrator or the Annuity Board at
(800) 262-8511 for more information.

FREQUENT TRADING AND MARKET TIMING

Frequent purchases, exchanges and redemptions in Fund shares may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage excessive trading, short-term market timing and other abusive trading practices ("frequent trading") by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies.

These procedures reflect criteria that have been developed to identify frequent trading and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be frequent trading, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund's shares. The Funds may modify their procedures for implementing their frequent trading policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust's policies will eliminate all frequent trading activity in the Funds.

In an effort to reduce frequent trading, the Trust has adopted certain specific limits on exchanges ("exchange limits"). Exchanges are limited to no more than six exchanges per Fund out of each of the Funds (other than the Money Market
Fund) in the first six months and no or more than six exchanges per Fund out of a Fund (other than the Money Market Fund) in the second six months of each calendar year. Exchanges restricted by this policy are fund-to-fund exchanges out of one of the Funds and into another one of the Funds or, in the case of retirement accounts, into the Capital Preservation Fund, another investment vehicle advised by the Adviser. Only exchanges out of a Fund are counted as exchanges subject to the exchange limits for that Fund. Exchanges out of the Money Market Fund are not restricted. Purchases of any Fund shares by exchange or otherwise are not restricted. Exchanges do not include redemptions from a Fund made as cash withdrawals by shareholders.

No further exchanges out of a Fund will be permitted in a shareholder account when the sixth transaction is identified, and the restriction will remain in place until the next reset date, either July 1 or January 1. The exchange limits will be applied on an individual account basis except for the retirement plan accounts (retirement and deferred compensation programs with participant investment direction) maintained by the Annuity Board, which will be aggregated by social security number. Each of the Annuity Board Directed Asset Accounts (Endowment, FASB 106, Fixed Benefit Plan, Insurance Plan, Operating Reserves, Protection Benefit and Variable Benefit) will be treated as a distinct account for the purpose of the exchange limits. The exchange limits do not apply to trading in the Funds by investment vehicles that operate as "fund of funds," such as the Blended Funds and the Capital Preservation Fund. The Investment Adviser may modify or make exceptions to the exchange limits, provided that any exceptions are applied uniformly to all shareholders.

The exchange limits are effective as of May 1, 2005. The limit for exchanges will be three per Fund for the transition period of May through June 2005.

In addition to the exchange limits specified above, the Funds further reserve the right to reject any exchange or investment order or change, suspend or revoke the exchange privilege at any time, including with respect to any individual or group who is believed to be "timing the market" or is otherwise making exchanges judged to be excessive.

Although the Funds make efforts to monitor for frequent trading, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. However, each recordkeeper maintaining an omnibus account must either (1) agree to impose the Funds' exchange limits on the underlying shareholder accounts or

Prospectus                                                                    99

(2) certify that it does not have the technical capability to impose the exchange limits. The Annuity Board has agreed to impose the exchange limits on all underlying shareholder accounts for which it serves as recordkeeper.

TELEPHONE AND ONLINE TRANSACTION

The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or tax identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a Plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or Personal Investment Account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a Plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator, or the Annuity Board at (800) 262-0511 for information about how to redeem your shares.

The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our Web site, during periods of unusual market activity, contact us by regular or express mail.

DUPLICATE MAILING TO SAME HOUSEHOLD

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a Plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

DISTRIBUTIONS
WHAT IS NET INVESTMENT INCOME?
Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

Each of the Low-Duration Bond Fund, Medium-Duration Bond Fund, and Extended-Duration Bond Fund declares and pays dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Equity Index Fund, Value Equity Fund, and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Small Cap Equity Fund, and the International Equity Fund declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions of the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Plan account or IRA since cash distributions would result in significant, negative tax consequences to a shareholder in a Plan account.

 100                                                              AB Funds Trust

TAXES

This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you are investing through a tax-deferred account, such as an IRA or a Plan account ("Tax-Deferred Account"), special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

FEDERAL INCOME TAX: As long as a Fund meets the requirements for being treated as a "regulated investment company," which each Fund intends to continue to do, it pays no Federal income tax on the earnings and gains it distributes to its shareholders. The Funds will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

Dividends from net investment income and distributions from net short-term capital gains that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash. A Fund's distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the purchase and redemption prices of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local tax laws, which may produce different consequences from those under the Federal income tax law.

Prospectus                                                                   101

DISTRIBUTION ARRANGEMENTS

Shares of the Funds are sold without a front-end sales load or a back-end sales load on a continuous basis by PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA 19406 (the "Distributor"). The Trust's Board of Trustees, has adopted a separate Plan of Distribution for the GS6 Class and GS8 Class ("12b-1 Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("12b-1 Plan"). The Trust's Board of Trustees also adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund, the GS6 Class of each Fund and the GS8 Class of each Fund ("Service Plan").

Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay service and recordkeeping fees of 0.19% of average daily net assets. Under its Service Plan, the GS6 Class of each Select Fund is authorized to pay 0.30% of average daily net assets and the GS6 Class of each Blended Fund is authorized to pay service and recordkeeping fees of 0.11% of average daily net assets. Under its Service Plan, the GS8 Class of each Select Fund is authorized to pay service and recordkeeping fees of 0.40% of average daily net assets and the GS8 Class of each Blended Fund is authorized to pay service and recordkeeping fees of 0.21% of average daily net assets. Service and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Under its 12b-1 Plan, the GS6 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.10% of average daily net assets. Under its 12b-1 Plan, the GS8 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.30% of average daily net assets. Distribution (12b-1) fees will be used to reimburse persons who provide, or make payments for, distribution assistance for the Funds, including paying for the preparation of advertising and sales literature, the printing and distribution of such materials to prospective investors and related advertising and promotional expenses. Payments under the 12b-1 Plan are not based on expenses actually incurred, and the payments may exceed distribution expenses actually incurred.

Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

WHAT ARE 12B-1 FEES?
12b-1 fees, charged by some mutual funds, are deducted from fund assets to pay for marketing and advertising expenses or to compensate sales professionals for selling shares of the mutual funds.

WHAT ARE SERVICE FEES?
Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

 102                                                              AB Funds Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the GS2 Class, GS4 Class, GS6 Class and GS8 Class of each Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the Fiscal Years ended December 31, 2001, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                        FLEXIBLE INCOME FUND
                                    --------------------------------------------------------------------------------------------
                                                          GS4 CLASS                                      GS6 CLASS
                                    -----------------------------------------------------   ------------------------------------
                                     FOR THE      FOR THE      FOR THE     FOR THE PERIOD    FOR THE      FOR THE      FOR THE
                                    YEAR ENDED   YEAR ENDED   YEAR ENDED    08/27/01* TO    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                     12/31/04     12/31/03     12/31/02       12/31/01       12/31/04     12/31/03     12/31/02
                                    ----------   ----------   ----------   --------------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  13.00     $  12.40     $  13.15       $  13.29       $  9.41      $  9.12      $  9.83
                                     --------     --------     --------       --------       -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)              0.21#        0.31         0.38           0.17          0.11#        0.21         0.23
  Capital gain distributions
    received from affiliated funds       0.04         0.02         0.10           0.06          0.04         0.02         0.10
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                  0.37         0.82        (0.62)         (0.12)         0.27         0.59        (0.45)
                                     --------     --------     --------       --------       -------      -------      -------
    Total from investment
      operations                         0.62         1.15        (0.14)          0.11          0.42         0.82        (0.12)
                                     --------     --------     --------       --------       -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                          (0.31)       (0.22)       (0.44)         (0.22)        (0.28)       (0.20)       (0.42)
  Distributions from capital gains      (0.13)       (0.33)       (0.17)         (0.03)        (0.13)       (0.33)       (0.17)
                                     --------     --------     --------       --------       -------      -------      -------
    Total dividends and
      distributions                     (0.44)       (0.55)       (0.61)         (0.25)        (0.41)       (0.53)       (0.59)
                                     --------     --------     --------       --------       -------      -------      -------
NET ASSET VALUE -- END OF PERIOD     $  13.18     $  13.00     $  12.40       $  13.15       $  9.42      $  9.41      $  9.12
                                     ========     ========     ========       ========       =======      =======      =======
TOTAL RETURN (2)                         4.76%        9.33%       (1.10%)         0.79%         4.52%        9.06%       (1.27%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                 0.13%        0.13%        0.13%          0.13%         0.36%        0.35%        0.32%
  Expenses -- including expense
    reduction (3)(4)                     0.13%        0.13%        0.13%          0.13%         0.36%        0.35%        0.32%
  Expenses -- before waivers and
    expense reductions (3)(4)            0.17%        0.20%        0.17%          0.18%         0.45%        0.46%        0.43%
  Investment income -- net (1)(3)        1.60%        2.01%        2.86%          3.67%         1.14%        1.90%        2.82%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)             1.56%        1.94%        2.82%          3.62%         1.05%        1.79%        2.71%
  Portfolio turnover rate(2)            10.98%       13.44%       13.56%          4.02%        10.98%       13.44%       13.56%
Net Assets -- end of the period
  (000's)                            $270,913     $253,828     $263,646       $286,628       $11,815      $19,674      $16,234
                                     ========     ========     ========       ========       =======      =======      =======

                                          FLEXIBLE INCOME FUND
                                     -------------------------------
                                       GS6 CLASS        GS8 CLASS
                                     --------------   --------------
                                     FOR THE PERIOD   FOR THE PERIOD
                                      08/27/01* TO     11/08/04* TO
                                        12/31/01         12/31/04
                                     --------------   --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                $ 10.00           $ 9.53
                                        -------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                0.10             0.06#
  Capital gain distributions
    received from affiliated funds         0.06             0.04
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                   (0.08)            0.05
                                        -------           ------
    Total from investment
      operations                           0.08             0.15
                                        -------           ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                            (0.22)           (0.13)
  Distributions from capital gains        (0.03)           (0.13)
                                        -------           ------
    Total dividends and
      distributions                       (0.25)           (0.26)
                                        -------           ------
NET ASSET VALUE -- END OF PERIOD        $  9.83           $ 9.42
                                        =======           ======
TOTAL RETURN (2)                           0.72%            1.56%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                   0.48%            0.45%
  Expenses -- including expense
    reduction (3)(4)                       0.48%            0.45%
  Expenses -- before waivers and
    expense reductions (3)(4)             66.47%            1.03%
  Investment income -- net (1)(3)          6.69%            4.43%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)             (59.30%)           3.85%
  Portfolio turnover rate(2)               4.02%           10.98%
Net Assets -- end of the period
  (000's)                               $   325           $5,080
                                        =======           ======

---------------

 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

Prospectus                                                                   103

                                                                      GROWTH & INCOME FUND
                                      ------------------------------------------------------------------------------------
                                                           GS4 CLASS                                  GS6 CLASS
                                      ---------------------------------------------------   ------------------------------
                                       FOR THE       FOR THE      FOR THE       FOR THE     FOR THE    FOR THE    FOR THE
                                         YEAR         YEAR          YEAR        PERIOD        YEAR       YEAR       YEAR
                                        ENDED         ENDED        ENDED       08/27/01*     ENDED      ENDED      ENDED
                                       12/31/04     12/31/03      12/31/02    TO 12/31/01   12/31/04   12/31/03   12/31/02
                                      ----------   -----------   ----------   -----------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $    13.41   $    11.82    $    13.44   $    13.74    $  9.28    $  8.34    $  9.72
                                      ----------   ----------    ----------   ----------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                 0.26#        0.29          0.36         0.14       0.12#      0.16       0.21
  Capital gain distributions
    received from affiliated funds          0.11         0.15          0.12         0.06       0.11       0.15       0.12
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                     0.99         1.78         (1.33)       (0.27)      0.66       1.23      (0.96)
                                      ----------   ----------    ----------   ----------    -------    -------    -------
    Total from investment
      operations                            1.36         2.22         (0.85)       (0.07)      0.89       1.54      (0.63)
                                      ----------   ----------    ----------   ----------    -------    -------    -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                             (0.30)       (0.36)        (0.42)       (0.19)     (0.26)     (0.33)     (0.40)
  Distributions from capital gains         (0.20)       (0.27)        (0.35)       (0.04)     (0.20)     (0.27)     (0.35)
                                      ----------   ----------    ----------   ----------    -------    -------    -------
    Total dividends and
      distributions                        (0.50)       (0.63)        (0.77)       (0.23)     (0.46)     (0.60)     (0.75)
                                      ----------   ----------    ----------   ----------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD      $    14.27   $    13.41    $    11.82   $    13.44    $  9.71    $  9.28    $  8.34
                                      ==========   ==========    ==========   ==========    =======    =======    =======
TOTAL RETURN (2)                           10.13%       18.79%        (6.37%)      (0.47%)     9.66%     18.52%     (6.59%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                    0.13%        0.13%         0.13%        0.13%      0.46%      0.45%      0.37%
  Expenses -- including expense
    reduction (3)(4)                        0.13%        0.13%         0.13%        0.13%      0.46%      0.45%      0.37%
  Expenses -- before waivers and
    expense reductions (3)(4)               0.13%        0.13%         0.13%        0.17%      0.52%      0.54%      0.45%
  Investment income -- net (1)(3)           1.90%        2.22%         2.68%        2.87%      1.28%      2.00%      2.64%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)                1.90%        2.22%         2.68%        2.83%      1.22%      1.91%      2.56%
  Portfolio turnover rate (2)               6.12%       10.38%        12.04%        4.27%      6.12%     10.38%     12.04%
Net Assets -- end of the period
  (000's)                             $1,283,982   $1,120,080    $1,019,700   $1,156,044    $13,118    $22,650    $17,009
                                      ==========   ==========    ==========   ==========    =======    =======    =======

                                        GROWTH & INCOME FUND
                                     --------------------------
                                      GS6 CLASS     GS8 CLASS
                                     -----------   ------------
                                       FOR THE       FOR THE
                                       PERIOD         PERIOD
                                      08/27/01*    11/08/04* TO
                                     TO 12/31/01     12/31/04
                                     -----------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $10.00         $ 9.74
                                       ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)              0.07           0.07#
  Capital gain distributions
    received from affiliated funds       0.06           0.11
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                 (0.18)          0.16
                                       ------         ------
    Total from investment
      operations                        (0.05)          0.34
                                       ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                          (0.19)         (0.16)
  Distributions from capital gains      (0.04)         (0.20)
                                       ------         ------
    Total dividends and
      distributions                     (0.23)         (0.36)
                                       ------         ------
NET ASSET VALUE -- END OF PERIOD       $ 9.72         $ 9.72
                                       ======         ======
TOTAL RETURN (2)                        (0.52%)         3.50%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                 0.48%          0.61%
  Expenses -- including expense
    reduction (3)(4)                     0.48%          0.61%
  Expenses -- before waivers and
    expense reductions (3)(4)            6.53%          1.13%
  Investment income -- net (1)(3)        4.44%          4.84%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)            (1.61%)         4.32%
  Portfolio turnover rate (2)            4.27%          6.12%
Net Assets -- end of the period
  (000's)                              $1,334         $5,174
                                       ======         ======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

 104                                                              AB Funds Trust

                                                                 CAPITAL OPPORTUNITIES FUND
                                      --------------------------------------------------------------------------------
                                                         GS4 CLASS                                GS6 CLASS
                                      -----------------------------------------------   ------------------------------
                                       FOR THE     FOR THE    FOR THE      FOR THE      FOR THE    FOR THE    FOR THE
                                         YEAR        YEAR       YEAR        PERIOD        YEAR       YEAR       YEAR
                                        ENDED       ENDED      ENDED     08/27/01* TO    ENDED      ENDED      ENDED
                                       12/31/04    12/31/03   12/31/02     12/31/01     12/31/04   12/31/03   12/31/02
                                      ----------   --------   --------   ------------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $    13.62   $  11.17   $  13.37     $  13.71      $ 9.67    $  8.01    $  9.73
                                      ----------   --------   --------     --------      ------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                 0.19#      0.19       0.22         0.08        0.07#      0.11       0.12
  Capital gain distributions
    received from affiliated funds          0.08       0.07       0.06         0.03        0.08       0.07       0.06
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                     1.47       2.56      (2.05)       (0.34)       1.03       1.82      (1.50)
                                      ----------   --------   --------     --------      ------    -------    -------
    Total from investment
      operations                            1.74       2.82      (1.77)       (0.23)       1.18       2.00      (1.32)
                                      ----------   --------   --------     --------      ------    -------    -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                             (0.21)     (0.23)     (0.24)       (0.11)      (0.16)     (0.20)     (0.21)
  Distributions from capital gains         (0.12)     (0.14)     (0.19)          --++     (0.12)     (0.14)     (0.19)
                                      ----------   --------   --------     --------      ------    -------    -------
    Total dividends and
      distributions                        (0.33)     (0.37)     (0.43)       (0.11)      (0.28)     (0.34)     (0.40)
                                      ----------   --------   --------     --------      ------    -------    -------
NET ASSET VALUE -- END OF PERIOD      $    15.03   $  13.62   $  11.17     $  13.37      $10.57    $  9.67    $  8.01
                                      ==========   ========   ========     ========      ======    =======    =======
TOTAL RETURN (2)                           12.80%     25.23%    (13.25%)      (1.68%)     12.28%     24.93%    (13.56%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                    0.13%      0.13%      0.13%        0.13%       0.56%      0.52%      0.42%
  Expenses -- including expense
    reduction (3)(4)                        0.13%      0.13%      0.13%        0.13%       0.56%      0.52%      0.42%
  Expenses -- before waivers and
    expense reductions (3)(4)               0.13%      0.14%      0.14%        0.17%       0.61%      0.62%      0.55%
  Investment income -- net (1)(3)           1.33%      1.54%      1.72%        1.76%       0.66%      1.20%      1.54%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)                1.33%      1.53%      1.71%        1.72%       0.61%      1.10%      1.41%
  Portfolio turnover rate (2)               3.47%      7.75%     10.33%        3.42%       3.47%      7.75%     10.33%
Net Assets -- end of the period
  (000's)                             $1,043,625   $900,021   $745,968     $883,648      $7,042    $13,585    $ 9,859
                                      ==========   ========   ========     ========      ======    =======    =======

                                     CAPITAL OPPORTUNITIES FUND
                                     ---------------------------
                                      GS6 CLASS      GS8 CLASS
                                     ------------   ------------
                                       FOR THE        FOR THE
                                        PERIOD         PERIOD
                                     08/27/01* TO   11/08/04* TO
                                       12/31/01       12/31/04
                                     ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 10.00         $10.31
                                       -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)               0.03           0.04#
  Capital gain distributions
    received from affiliated funds        0.03           0.08
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                  (0.22)          0.35
                                       -------         ------
    Total from investment
      operations                         (0.16)          0.47
                                       -------         ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                           (0.11)         (0.10)
  Distributions from capital gains          --++        (0.12)
                                       -------         ------
    Total dividends and
      distributions                      (0.11)         (0.22)
                                       -------         ------
NET ASSET VALUE -- END OF PERIOD       $  9.73         $10.56
                                       =======         ======
TOTAL RETURN (2)                         (1.64%)         4.63%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                  0.48%          1.00%
  Expenses -- including expense
    reduction (3)(4)                      0.48%          1.00%
  Expenses -- before waivers and
    expense reductions (3)(4)            43.03%          1.06%
  Investment income -- net (1)(3)         3.87%          2.93%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)            (38.68%)         2.87%
  Portfolio turnover rate (2)             3.42%          3.47%
Net Assets -- end of the period
  (000's)                              $   331         $5,234
                                       =======         ======

---------------

 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
++  Amount represents less than $0.01 per share.

Prospectus                                                                   105

                                                                     GLOBAL EQUITY FUND
                                      --------------------------------------------------------------------------------
                                                        GS4 CLASS                                GS6 CLASS
                                      ---------------------------------------------   --------------------------------
                                      FOR THE    FOR THE    FOR THE      FOR THE      FOR THE    FOR THE     FOR THE
                                        YEAR       YEAR       YEAR        PERIOD        YEAR       YEAR        YEAR
                                       ENDED      ENDED      ENDED     08/27/01* TO    ENDED      ENDED       ENDED
                                      12/31/04   12/31/03   12/31/02     12/31/01     12/31/04   12/31/03    12/31/02
                                      --------   --------   --------   ------------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  13.64   $  10.40   $  13.14     $  13.57     $ 10.00    $  7.65     $  9.70
                                      --------   --------   --------     --------     -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)               0.11#      0.10       0.08         0.03        0.04#      0.05        0.04
  Capital gain distributions
    received from affiliated funds        0.04         --         --++         --        0.04         --          --++
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                   1.96       3.23      (2.71)       (0.43)       1.43       2.36       (2.00)
                                      --------   --------   --------     --------     -------    -------     -------
    Total from investment
      operations                          2.11       3.33      (2.63)       (0.40)       1.51       2.41       (1.96)
                                      --------   --------   --------     --------     -------    -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                           (0.12)     (0.09)     (0.08)       (0.03)      (0.08)     (0.06)      (0.06)
  Distributions from capital gains       (0.08)        --      (0.03)          --++     (0.08)        --       (0.03)
                                      --------   --------   --------     --------     -------    -------     -------
    Total dividends and
      distributions                      (0.20)     (0.09)     (0.11)       (0.03)      (0.16)     (0.06)      (0.09)
                                      --------   --------   --------     --------     -------    -------     -------
NET ASSET VALUE -- END OF PERIOD      $  15.55   $  13.64   $  10.40     $  13.14     $ 11.35    $ 10.00     $  7.65
                                      ========   ========   ========     ========     =======    =======     =======
TOTAL RETURN (2)                         15.47%     31.99%    (20.04%)      (2.96%)     15.17%     31.53%     (20.25%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                  0.13%      0.13%      0.13%        0.13%       0.44%      0.43%       0.35%
  Expenses -- including expense
    reduction (3)(4)                      0.13%      0.13%      0.13%        0.13%       0.44%      0.43%       0.35%
  Expenses -- before waivers and
    expense reductions (3)(4)             0.13%      0.14%      0.14%        0.17%       0.50%      0.48%       0.44%
  Investment income -- net (1)(3)         0.77%      0.82%      0.68%        0.61%       0.37%      0.53%       0.53%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)              0.77%      0.81%      0.67%        0.57%       0.31%      0.48%       0.44%
  Portfolio turnover rate (2)             2.37%      4.17%      6.33%        2.70%       2.37%      4.17%       6.33%
Net Assets -- end of the period
  (000's)                             $936,734   $801,407   $616,043     $810,507     $13,202    $17,973     $12,805
                                      ========   ========   ========     ========     =======    =======     =======

                                         GLOBAL EQUITY FUND
                                     ---------------------------
                                      GS6 CLASS      GS8 CLASS
                                     ------------   ------------
                                       FOR THE        FOR THE
                                        PERIOD         PERIOD
                                     08/27/01* TO   11/08/04* TO
                                       12/31/01       12/31/04
                                     ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 10.00         $10.83
                                       -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)               0.02           0.03#
  Capital gain distributions
    received from affiliated funds          --           0.04
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                  (0.29)          0.57
                                       -------         ------
    Total from investment
      operations                         (0.27)          0.64
                                       -------         ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                           (0.03)         (0.04)
  Distributions from capital gains          --++        (0.08)
                                       -------         ------
    Total dividends and
      distributions                      (0.03)         (0.12)
                                       -------         ------
NET ASSET VALUE -- END OF PERIOD       $  9.70         $11.35
                                       =======         ======
TOTAL RETURN (2)                         (2.75%)         5.94%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                  0.48%          0.87%
  Expenses -- including expense
    reduction (3)(4)                      0.48%          0.87%
  Expenses -- before waivers and
    expense reductions (3)(4)            66.34%          1.04%
  Investment income -- net (1)(3)         1.57%          1.64%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (1)(3)            (64.29%)         1.47%
  Portfolio turnover rate (2)             2.70%          2.37%
Net Assets -- end of the period
  (000's)                              $   207         $5,296
                                       =======         ======

---------------

 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
++  Amount represents less than $0.01 per share.

 106                                                              AB Funds Trust

                                                                    FLEXIBLE INCOME FUND I        GROWTH & INCOME FUND I
                                                                  --------------------------    --------------------------
                                                                                         GS2 CLASS
                                                                  --------------------------------------------------------
                                                                  FOR THE        FOR THE        FOR THE        FOR THE
                                                                    YEAR          PERIOD          YEAR          PERIOD
                                                                   ENDED       07/01/03* TO      ENDED       07/01/03* TO
                                                                  12/31/04       12/31/03       12/31/04       12/31/03
                                                                  --------    --------------    --------    --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                            $ 10.31        $ 10.00        $  10.62       $ 10.00
                                                                  -------        -------        --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                                          0.25           0.18            0.34#         0.21
  Capital gain distributions received from affiliated funds          0.05           0.10            0.14          0.17
  Realized and unrealized gain (loss) on investments
    securities and futures transactions -- net                       0.19           0.16            0.60          0.51
                                                                  -------        -------        --------       -------
    Total from investment operations                                 0.49           0.44            1.08          0.89
                                                                  -------        -------        --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income (5)                          (0.36)         (0.12)          (0.36)        (0.26)
  Distributions from capital gains                                  (0.13)         (0.01)          (0.11)        (0.01)
                                                                  -------        -------        --------       -------
    Total dividends and distributions                               (0.49)         (0.13)          (0.47)        (0.27)
                                                                  -------        -------        --------       -------
NET ASSET VALUE -- END OF PERIOD                                  $ 10.31        $ 10.31        $  11.23       $ 10.62
                                                                  =======        =======        ========       =======
Total Return (2)                                                     4.77%          4.40%          10.26%         8.94%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                                             0.17%          0.17%           0.17%         0.17%
  Expenses -- including expense reduction (3)(4)                     0.17%          0.17%           0.17%         0.17%
  Expenses -- before waivers and expense reductions (3)(4)           0.39%          0.51%           0.22%         0.28%
  Investment income -- net (1)(3)                                    2.42%          4.16%           3.07%         4.76%
  Investment income -- excluding waivers and expense
    reduction (1)(3)                                                 2.20%          3.82%           3.02%         4.65%
  Portfolio turnover rate (2)                                       22.67%          8.01%          10.47%         4.51%
Net Assets -- end of the period (000's)                           $31,447        $28,636        $122,166       $71,982
                                                                  =======        =======        ========       =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

Prospectus                                                                   107

                                                                  CAPITAL OPPORTUNITIES FUND I       GLOBAL EQUITY FUND I
                                                                  ----------------------------    --------------------------
                                                                                          GS2 CLASS
                                                                  ----------------------------------------------------------
                                                                   FOR THE         FOR THE        FOR THE        FOR THE
                                                                    YEAR           PERIOD           YEAR          PERIOD
                                                                    ENDED       07/01/03* TO       ENDED       07/01/03* TO
                                                                  12/31/04        12/31/03        12/31/04       12/31/03
                                                                  ---------    ---------------    --------    --------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                             $ 11.11         $ 10.00        $ 11.62        $ 10.00
                                                                   -------         -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                                           0.24            0.15           0.15           0.09
  Capital gain distributions received from affiliated funds           0.09            0.09           0.05             --
  Realized and unrealized gain (loss) on investments
    securities and futures transactions -- net                        1.09            1.07           1.60           1.63
                                                                   -------         -------        -------        -------
    Total from investment operations                                  1.42            1.31           1.80           1.72
                                                                   -------         -------        -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income (5)                           (0.26)          (0.18)         (0.15)         (0.09)
  Distributions from capital gains                                   (0.10)          (0.02)         (0.11)         (0.01)
                                                                   -------         -------        -------        -------
    Total dividends and distributions                                (0.36)          (0.20)         (0.26)         (0.10)
                                                                   -------         -------        -------        -------
NET ASSET VALUE -- END OF PERIOD                                   $ 12.17         $ 11.11        $ 13.16        $ 11.62
                                                                   =======         =======        =======        =======
Total Return (2)                                                     12.88%          13.02%         15.48%         17.16%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                                              0.17%           0.17%          0.17%          0.17%
  Expenses -- including expense reduction (3)(4)                      0.17%           0.17%          0.17%          0.17%
  Expenses -- before waivers and expense reductions (3)(4)            0.27%           0.31%          0.41%          0.50%
  Investment income -- net (1)(3)                                     2.13%           3.24%          1.29%          1.69%
  Investment income -- excluding waivers and expense
    reduction (1)(3)                                                  2.03%           3.10%          1.05%          1.36%
  Portfolio turnover rate (2)                                         7.45%           2.95%          6.93%          0.89%
Net Assets -- end of the period (000's)                            $70,608         $57,489        $33,543        $25,678
                                                                   =======         =======        =======        =======

---------------
 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

 108                                                              AB Funds Trust

                                                                         MONEY MARKET FUND
                                         ----------------------------------------------------------------------------------
                                                               GS2 CLASS                                  GS4 CLASS
                                         ------------------------------------------------------    ------------------------
                                          FOR THE       FOR THE       FOR THE        FOR THE        FOR THE       FOR THE
                                            YEAR          YEAR          YEAR          PERIOD          YEAR          YEAR
                                           ENDED         ENDED         ENDED       08/27/01* TO      ENDED         ENDED
                                          12/31/04      12/31/03      12/31/02       12/31/01       12/31/04      12/31/03
                                         ----------    ----------    ----------    ------------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                  $  1.00       $  1.00        $ 1.00        $  1.00        $   1.00      $   1.00
                                          -------       -------        ------        -------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.01          0.01          0.02           0.01            0.01          0.01
  Realized and unrealized gain
    (loss) on investments -- net               --++          --++          --             --              --++          --++
                                          -------       -------        ------        -------        --------      --------
    Total from investment
      operations                             0.01          0.01          0.02           0.01            0.01          0.01
                                          -------       -------        ------        -------        --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.01)        (0.01)        (0.02)         (0.01)          (0.01)        (0.01)
  Distributions from capital gains             --            --++          --++           --              --            --++
                                          -------       -------        ------        -------        --------      --------
    Total dividends and
      distributions                         (0.01)        (0.01)        (0.02)         (0.01)          (0.01)        (0.01)
                                          -------       -------        ------        -------        --------      --------
NET ASSET VALUE -- END OF THE
  PERIOD                                  $  1.00       $  1.00        $ 1.00        $  1.00        $   1.00      $   1.00
                                          =======       =======        ======        =======        ========      ========
Total Return (1)                             1.19%         1.04%         1.80%          0.66%           0.99%         0.85%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                        0.27%         0.27%         0.25%          0.25%           0.46%         0.45%
  Expenses -- including expense
    reduction (2)                            0.27%         0.27%         0.25%          0.25%           0.46%         0.45%
  Expenses -- before waivers and
    expense reduction (2)                    0.27%         0.28%         0.55%         90.37%           0.45%         0.45%
  Investment income -- net (2)               1.17%         0.91%         1.75%          2.60%           0.98%         0.84%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                    1.17%         0.90%         1.45%        (87.52%)          0.99%         0.84%
  Portfolio turnover rate (1)                 N/A           N/A           N/A            N/A             N/A           N/A
Net Assets -- end of the period
  (000's)                                 $61,374       $63,373        $5,493        $    25        $838,087      $853,062
                                          =======       =======        ======        =======        ========      ========

                                         MONEY MARKET FUND
                                     --------------------------
                                             GS4 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $   1.00       $   1.00
                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.02           0.01
  Realized and unrealized gain
    (loss) on investments -- net            --             --
                                      --------       --------
    Total from investment
      operations                          0.02           0.01
                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.02)         (0.01)
  Distributions from capital gains          --++           --
                                      --------       --------
    Total dividends and
      distributions                      (0.02)         (0.01)
                                      --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                              $   1.00       $   1.00
                                      ========       ========
Total Return (1)                          1.60%          0.94%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     0.45%          0.44%
  Expenses -- including expense
    reduction (2)                         0.44%          0.44%
  Expenses -- before waivers and
    expense reduction (2)                 0.50%          0.49%
  Investment income -- net (2)            1.58%          2.72%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 1.52%          2.67%
  Portfolio turnover rate (1)              N/A            N/A
Net Assets -- end of the period
  (000's)                             $906,302       $996,380
                                      ========       ========

---------------
 *  Commencement of operations.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

Prospectus                                                                   109

                                                                           MONEY MARKET FUND
                                                 ----------------------------------------------------------------------
                                                                       GS6 CLASS                            GS8 CLASS
                                                 ------------------------------------------------------    ------------
                                                  FOR THE       FOR THE       FOR THE        FOR THE         FOR THE
                                                    YEAR          YEAR          YEAR          PERIOD          PERIOD
                                                   ENDED         ENDED         ENDED       08/27/01* TO    11/08/04* TO
                                                  12/31/04      12/31/03      12/31/02       12/31/01        12/31/04
                                                 ----------    ----------    ----------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD            $  1.00       $  1.00       $  1.00        $  1.00         $  1.00
                                                  -------       -------       -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.01          0.01          0.01           0.01              --++
  Realized and unrealized gain (loss) on
    investments -- net                                 --++          --++          --             --              --++
                                                  -------       -------       -------        -------         -------
    Total from investment operations                 0.01          0.01          0.01           0.01              --
                                                  -------       -------       -------        -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income              (0.01)        (0.01)        (0.01)         (0.01)             --++
  Distributions from capital gains                     --            --++          --++           --              --
                                                  -------       -------       -------        -------         -------
    Total dividends and distributions               (0.01)        (0.01)        (0.01)         (0.01)             --
                                                  -------       -------       -------        -------         -------
NET ASSET VALUE -- END OF THE PERIOD              $  1.00       $  1.00       $  1.00        $  1.00         $  1.00
                                                  =======       =======       =======        =======         =======
Total Return (1)                                     0.73%         0.57%         1.38%          0.81%           0.14%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                0.72%         0.73%         0.65%          0.75%           1.17%
  Expenses -- including expense reduction
    (2)                                              0.72%         0.73%         0.65%          0.75%           1.17%
  Expenses -- before waivers and expense
    reduction (2)                                    1.09%         0.91%         0.77%         16.37%           1.31%
  Investment income -- net (2)                       0.68%         0.61%         1.35%          1.98%           0.94%
  Investment income (loss) -- excluding
    waivers and expense reduction (2)                0.31%         0.43%         1.23%        (13.64%)          0.80%
  Portfolio turnover rate (1)                         N/A           N/A           N/A            N/A             N/A
Net Assets -- end of the period (000's)           $ 4,476       $ 8,035       $16,538        $   788         $ 5,007
                                                  =======       =======       =======        =======         =======

                                                             LOW-DURATION BOND FUND
                                             ------------------------------------------------------
                                                                   GS2 CLASS
                                             ------------------------------------------------------
                                              FOR THE       FOR THE       FOR THE        FOR THE
                                                YEAR          YEAR          YEAR          PERIOD
                                               ENDED         ENDED         ENDED       08/27/01* TO
                                              12/31/04      12/31/03      12/31/02       12/31/01
                                             ----------    ----------    ----------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD        $  9.51       $  9.76       $  9.85        $ 10.00
                                              -------       -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.21#         0.22#         0.37#          0.15
  Realized and unrealized gain (loss) on
    investments -- net                          (0.07)         0.03          0.19             --
                                              -------       -------       -------        -------
    Total from investment operations             0.14          0.25          0.56           0.15
                                              -------       -------       -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income          (0.28)        (0.37)        (0.50)         (0.22)
  Distributions from capital gains              (0.05)        (0.13)        (0.15)         (0.08)
                                              -------       -------       -------        -------
    Total dividends and distributions           (0.33)        (0.50)        (0.65)         (0.30)
                                              -------       -------       -------        -------
NET ASSET VALUE -- END OF THE PERIOD          $  9.32       $  9.51       $  9.76        $  9.85
                                              =======       =======       =======        =======
Total Return (1)                                 1.47%         2.61%         5.89%          1.54%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                            0.45%         0.45%         0.46%          0.45%
  Expenses -- including expense reduction
    (2)                                          0.45%         0.45%         0.45%          0.45%
  Expenses -- before waivers and expense
    reduction (2)                                0.49%         0.50%         0.78%         57.60%
  Investment income -- net (2)                   2.22%         2.30%         3.71%          4.73%
  Investment income (loss) -- excluding
    waivers and expense reduction (2)            2.18%         2.25%         3.38%        (52.42%)
  Portfolio turnover rate (1)                  288.76%       178.67%       181.96%         79.53%
Net Assets -- end of the period (000's)       $59,777       $53,726       $ 6,320        $    25
                                              =======       =======       =======        =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

As a result of recent changes in generally accepted accounting principles, the Low-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending December 31, 2004 by 0.02% for the GS2, GS4 and GS6 Class and .01% for the GS8 Class. Net investment income per share was unaffected. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01% in the fiscal year ending December 31, 2003, with no change to net investment income per share. Reporting periods prior to December 31, 2003 were not impacted by these reclassifications.

 110                                                              AB Funds Trust

                                                                              LOW-DURATION BOND FUND
                                               ------------------------------------------------------------------------------------
                                                                     GS4 CLASS                                   GS6 CLASS
                                               ------------------------------------------------------    --------------------------
                                                FOR THE       FOR THE       FOR THE        FOR THE         FOR THE        FOR THE
                                                  YEAR          YEAR          YEAR          PERIOD           YEAR           YEAR
                                                 ENDED         ENDED         ENDED       08/27/01* TO       ENDED          ENDED
                                                12/31/04      12/31/03      12/31/02       12/31/01        12/31/04       12/31/03
                                               ----------    ----------    ----------    ------------    ------------    ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD          $  13.00      $  13.16      $  13.06       $  13.10        $   9.54       $  9.79
                                                --------      --------      --------       --------        --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.27#         0.32#         0.46#          0.21            0.17#         0.21#
  Realized and unrealized gain (loss) on
    investments -- net                             (0.09)           --          0.27           0.05           (0.06)           --
                                                --------      --------      --------       --------        --------       -------
    Total from investment operations                0.18          0.32          0.73           0.26            0.11          0.21
                                                --------      --------      --------       --------        --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income             (0.26)        (0.35)        (0.48)         (0.22)          (0.24)        (0.33)
  Distributions from capital gains                 (0.05)        (0.13)        (0.15)         (0.08)          (0.05)        (0.13)
                                                --------      --------      --------       --------        --------       -------
    Total dividends and distributions              (0.31)        (0.48)        (0.63)         (0.30)          (0.29)        (0.46)
                                                --------      --------      --------       --------        --------       -------
NET ASSET VALUE -- END OF THE PERIOD            $  12.87      $  13.00      $  13.16       $  13.06        $   9.36       $  9.54
                                                ========      ========      ========       ========        ========       =======
Total Return (1)                                    1.38%         2.45%         5.71%          1.96%           1.17%         2.20%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                               0.61%         0.61%         0.62%          0.61%           0.85%         0.85%
  Expenses -- including expense reduction
    (2)                                             0.61%         0.61%         0.61%          0.61%           0.85%         0.84%
  Expenses -- before waivers and expense
    reduction (2)                                   0.67%         0.67%         0.72%          0.72%           0.90%         0.87%
  Investment income -- net (2)                      2.06%         2.43%         3.50%          4.47%           1.82%         2.18%
  Investment income (loss) -- excluding
    waivers and expense reduction (2)               2.00%         2.37%         3.39%          4.36%           1.77%         2.15%
  Portfolio turnover rate (1)                     288.76%       178.67%       181.96%         79.53%         288.76%       178.67%
Net Assets -- end of the period (000's)         $789,866      $727,265      $763,987       $812,387        $ 16,087       $22,452
                                                ========      ========      ========       ========        ========       =======

                                                     LOW-DURATION BOND FUND
                                           ------------------------------------------
                                                   GS6 CLASS              GS8 CLASS
                                           --------------------------    ------------
                                            FOR THE        FOR THE         FOR THE
                                              YEAR          PERIOD          PERIOD
                                             ENDED       08/27/01* TO    11/08/04* TO
                                            12/31/02       12/31/01        12/31/04
                                           ----------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD      $  9.86        $ 10.00         $  9.50
                                            -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.33#          0.22            0.02#
  Realized and unrealized gain (loss) on
    investments -- net                         0.22          (0.06)          (0.01)
                                            -------        -------         -------
    Total from investment operations           0.55           0.16            0.01
                                            -------        -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income        (0.47)         (0.22)          (0.10)
  Distributions from capital gains            (0.15)         (0.08)          (0.05)
                                            -------        -------         -------
    Total dividends and distributions         (0.62)         (0.30)          (0.15)
                                            -------        -------         -------
NET ASSET VALUE -- END OF THE PERIOD        $  9.79        $  9.86         $  9.36
                                            =======        =======         =======
Total Return (1)                               5.70%          1.54%           0.05%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                          0.79%          0.85%           1.30%
  Expenses -- including expense reduction
    (2)                                        0.79%          0.85%           1.30%
  Expenses -- before waivers and expense
    reduction (2)                              0.93%         74.57%           1.53%
  Investment income -- net (2)                 3.35%          4.18%           1.35%
  Investment income (loss) -- excluding
    waivers and expense reduction (2)          3.21%        (69.54%)          1.12%
  Portfolio turnover rate (1)                181.96%         79.53%         288.76%
Net Assets -- end of the period (000's)     $20,985        $ 3,458         $ 5,004
                                            =======        =======         =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

As a result of recent changes in generally accepted accounting principles, the Low-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending December 31, 2004 by 0.02% for the GS2, GS4 and GS6 Class and .01% for the GS8 Class. Net investment income per share was unaffected. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01% in the fiscal year ending December 31, 2003, with no change to net investment income per share. Reporting periods prior to December 31, 2003 were not impacted by these reclassifications.

Prospectus                                                                   111

                                                                     MEDIUM-DURATION BOND FUND
                                         ----------------------------------------------------------------------------------
                                                               GS2 CLASS                                  GS4 CLASS
                                         ------------------------------------------------------    ------------------------
                                          FOR THE       FOR THE       FOR THE        FOR THE        FOR THE       FOR THE
                                            YEAR          YEAR          YEAR          PERIOD          YEAR          YEAR
                                           ENDED         ENDED         ENDED       08/27/01* TO      ENDED         ENDED
                                          12/31/04      12/31/03      12/31/02       12/31/01       12/31/04      12/31/03
                                         ----------    ----------    ----------    ------------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                  $  9.24       $  9.47       $  9.65        $ 10.00        $  13.58      $  13.54
                                          -------       -------       -------        -------        --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.28#         0.28#         0.46#          0.16            0.39#         0.46#
  Realized and unrealized gain
    (loss) on investments -- net             0.21          0.36          0.40          (0.08)           0.31          0.43
                                          -------       -------       -------        -------        --------      --------
    Total from investment
      operations                             0.49          0.64          0.86           0.08            0.70          0.89
                                          -------       -------       -------        -------        --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.45)        (0.58)        (0.67)         (0.23)          (0.43)        (0.56)
  Distributions from capital gains          (0.22)        (0.29)        (0.37)         (0.20)          (0.22)        (0.29)
  Return of capital                            --            --            --             --++            --            --
                                          -------       -------       -------        -------        --------      --------
    Total dividends and
      distributions                         (0.67)        (0.87)        (1.04)         (0.43)          (0.65)        (0.85)
                                          -------       -------       -------        -------        --------      --------
NET ASSET VALUE -- END OF THE
  PERIOD                                  $  9.06       $  9.24       $  9.47        $  9.65        $  13.63      $  13.58
                                          =======       =======       =======        =======        ========      ========
Total Return (1)                             5.34%         6.80%         9.25%          0.89%           5.20%         6.62%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                        0.50%         0.50%         0.51%          0.52%           0.62%         0.62%
  Expenses -- including expense
    reduction (2)                            0.50%         0.50%         0.50%          0.50%           0.62%         0.62%
  Expenses -- before waivers and
    expense reduction (2)                    0.53%         0.55%         0.82%         92.28%           0.72%         0.71%
  Investment income -- net (2)               2.97%         2.96%         4.77%          4.99%           2.85%         3.37%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                    2.94%         2.91%         4.45%        (86.79%)          2.75%         3.28%
  Portfolio turnover rate (1)              372.25%       457.74%       542.94%        247.20%         372.25%       457.74%
Net Assets -- end of the period
  (000's)                                 $52,865       $46,521       $ 7,218        $    25        $853,377      $741,743
                                          =======       =======       =======        =======        ========      ========

                                     MEDIUM-DURATION BOND FUND
                                     --------------------------
                                             GS4 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  13.37       $  13.60
                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.62#          0.22
  Realized and unrealized gain
    (loss) on investments -- net          0.57          (0.02)
                                      --------       --------
    Total from investment
      operations                          1.19           0.20
                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.65)         (0.23)
  Distributions from capital gains       (0.37)         (0.20)
  Return of capital                         --             --++
                                      --------       --------
    Total dividends and
      distributions                      (1.02)         (0.43)
                                      --------       --------
NET ASSET VALUE -- END OF THE
  PERIOD                              $  13.54       $  13.37
                                      ========       ========
Total Return (1)                          9.15%          1.49%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     0.63%          0.64%
  Expenses -- including expense
    reduction (2)                         0.62%          0.62%
  Expenses -- before waivers and
    expense reduction (2)                 0.77%          0.77%
  Investment income -- net (2)            4.62%          4.62%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 4.47%          4.47%
  Portfolio turnover rate (1)           542.94%        247.20%
Net Assets -- end of the period
  (000's)                             $767,926       $827,774
                                      ========       ========

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

As a result of recent changes in generally accepted accounting principles, the Medium-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending December 31, 2004 by 0.15% for the GS2, GS4 and GS6 Class and .23% for the GS8 Class. Net investment income per share was reduced by $0.02, $0.02, $0.01 and $0.00 for the GS2, GS4, GS6 and GS8 Class, respectively. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01%, 0.04% and 0.01% in the fiscal years ending December 31, 2003, 2002 and 2001, respectively, with no change to net investment income per share.

 112                                                              AB Funds Trust

                                                                          MEDIUM-DURATION BOND FUND
                                                       ----------------------------------------------------------------
                                                                          GS6 CLASS                         GS8 CLASS
                                                       ------------------------------------------------    ------------
                                                       FOR THE     FOR THE     FOR THE       FOR THE         FOR THE
                                                         YEAR        YEAR        YEAR         PERIOD          PERIOD
                                                        ENDED       ENDED       ENDED      08/27/01* TO    11/08/04* TO
                                                       12/31/04    12/31/03    12/31/02      12/31/01        12/31/04
                                                       --------    --------    --------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                 $  9.30     $  9.53     $  9.70       $ 10.00         $  9.46
                                                       -------     -------     -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.24#       0.29#       0.42#         0.17            0.02#
  Realized and unrealized gain (loss) on
    investments -- net                                    0.21        0.31        0.41         (0.04)           0.07
                                                       -------     -------     -------       -------         -------
    Total from investment operations                      0.45        0.60        0.83          0.13            0.09
                                                       -------     -------     -------       -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (0.41)      (0.54)      (0.63)        (0.23)          (0.20)
  Distributions from capital gains                       (0.22)      (0.29)      (0.37)        (0.20)          (0.22)
  Return of capital                                         --          --          --            --++            --
                                                       -------     -------     -------       -------         -------
    Total dividends and distributions                    (0.63)      (0.83)      (1.00)        (0.43)          (0.42)
                                                       -------     -------     -------       -------         -------
NET ASSET VALUE -- END OF THE PERIOD                   $  9.12     $  9.30     $  9.53       $  9.70         $  9.13
                                                       =======     =======     =======       =======         =======
Total Return (1)                                          4.88%       6.33%       8.90%         1.30%           0.87%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                     0.90%       0.90%       0.90%         0.92%           1.35%
  Expenses -- including expense reduction (2)             0.90%       0.90%       0.90%         0.90%           1.35%
  Expenses -- before waivers and expense
    reduction (2)                                         0.95%       0.96%       1.03%        58.64%           1.59%
  Investment income -- net (2)                            2.61%       3.03%       4.37%         4.49%           1.41%
  Investment income (loss) -- excluding waivers
    and expense reduction (2)                             2.56%       2.97%       4.24%       (53.25%)          1.17%
  Portfolio turnover rate (1)                           372.25%     457.74%     542.94%       247.20%         372.25%
Net Assets -- end of the period (000's)                $16,524     $22,640     $19,289       $   123         $ 5,043
                                                       =======     =======     =======       =======         =======

                                                             EXTENDED-DURATION BOND FUND
                                                   ------------------------------------------------
                                                                      GS2 CLASS
                                                   ------------------------------------------------
                                                   FOR THE     FOR THE     FOR THE       FOR THE
                                                     YEAR        YEAR        YEAR         PERIOD
                                                    ENDED       ENDED       ENDED      08/27/01* TO
                                                   12/31/04    12/31/03    12/31/02      12/31/01
                                                   --------    --------    --------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD             $  9.23     $  9.64     $  9.84       $ 10.00
                                                   -------     -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                               0.47#       0.54#       0.65          0.24
  Realized and unrealized gain (loss) on
    investments -- net                                0.27        0.51        0.29         (0.03)
                                                   -------     -------     -------       -------
    Total from investment operations                  0.74        1.05        0.94          0.21
                                                   -------     -------     -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income               (0.76)      (0.79)      (0.90)        (0.33)
  Distributions from capital gains                   (0.31)      (0.67)      (0.24)        (0.04)
  Return of capital                                     --          --          --            --
                                                   -------     -------     -------       -------
    Total dividends and distributions                (1.07)      (1.46)      (1.14)        (0.37)
                                                   -------     -------     -------       -------
NET ASSET VALUE -- END OF THE PERIOD               $  8.90     $  9.23     $  9.64       $  9.84
                                                   =======     =======     =======       =======
Total Return (1)                                      8.49%      11.32%      10.27%         2.13%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                 0.57%       0.59%       0.64%         0.66%
  Expenses -- including expense reduction (2)         0.57%       0.59%       0.64%         0.65%
  Expenses -- before waivers and expense
    reduction (2)                                     0.57%       0.60%       0.88%        90.75%
  Investment income -- net (2)                        5.17%       5.49%       6.47%         6.62%
  Investment income (loss) -- excluding waivers
    and expense reduction (2)                         5.17%       5.48%       6.23%       (83.48%)
  Portfolio turnover rate (1)                        65.87%     121.20%      45.17%        21.95%
Net Assets -- end of the period (000's)            $32,309     $29,004     $ 6,506       $    26
                                                   =======     =======     =======       =======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

As a result of recent changes in generally accepted accounting principles, the Medium-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the year ending December 31, 2004 by 0.15% for the GS2, GS4 and GS6 Class and .23% for the GS8 Class. Net investment income per share was reduced by $0.02, $0.02, $0.01 and $0.00 for the GS2, GS4, GS6 and GS8 Class, respectively. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01%, 0.04% and 0.01% in the fiscal years ending December 31, 2003, 2002 and 2001, respectively, with no change to net investment income per share.

Prospectus                                                                   113

                                                                     EXTENDED-DURATION BOND FUND
                                         ------------------------------------------------------------------------------------
                                                            GS4 CLASS                                   GS6 CLASS
                                         ------------------------------------------------    --------------------------------
                                         FOR THE     FOR THE     FOR THE       FOR THE       FOR THE     FOR THE     FOR THE
                                           YEAR        YEAR        YEAR         PERIOD         YEAR        YEAR        YEAR
                                          ENDED       ENDED       ENDED      08/27/01* TO     ENDED       ENDED       ENDED
                                         12/31/04    12/31/03    12/31/02      12/31/01      12/31/04    12/31/03    12/31/02
                                         --------    --------    --------    ------------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                 $  14.78    $  14.62    $  14.37      $  14.38      $  9.22     $  9.63     $  9.83
                                         --------    --------    --------      --------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.75#       0.83#       0.90          0.32         0.44#       0.52#       0.62
  Realized and unrealized gain
    (loss) on investments -- net             0.45        0.77        0.47          0.03         0.27        0.50        0.29
                                         --------    --------    --------      --------      -------     -------     -------
    Total from investment
      operations                             1.20        1.60        1.37          0.35         0.71        1.02        0.91
                                         --------    --------    --------      --------      -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.74)      (0.77)      (0.88)        (0.32)       (0.73)      (0.76)      (0.87)
  Distributions from capital gains          (0.31)      (0.67)      (0.24)        (0.04)       (0.31)      (0.67)      (0.24)
                                         --------    --------    --------      --------      -------     -------     -------
    Total dividends and
      distributions                         (1.05)      (1.44)      (1.12)        (0.36)       (1.04)      (1.43)      (1.11)
                                         --------    --------    --------      --------      -------     -------     -------
NET ASSET VALUE -- END OF THE
  PERIOD                                 $  14.93    $  14.78    $  14.62      $  14.37      $  8.89     $  9.22     $  9.63
                                         ========    ========    ========      ========      =======     =======     =======
Total Return (1)                             8.37%      11.19%      10.03%         2.48%        8.05%      10.95%       9.93%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                        0.73%       0.73%       0.73%         0.74%        0.98%       0.93%       0.91%
  Expenses -- including expense
    reduction (2)                            0.73%       0.73%       0.73%         0.73%        0.98%       0.93%       0.91%
  Expenses -- before waivers and
    expense reduction (2)                    0.75%       0.75%       0.82%         0.84%        0.96%       0.94%       1.03%
  Investment income -- net (2)               5.01%       5.46%       6.29%         6.32%        4.76%       5.25%       6.18%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                    4.99%       5.44%       6.20%         6.21%        4.78%       5.24%       6.06%
  Portfolio turnover rate (1)               65.87%     121.20%      45.17%        21.95%       65.87%     121.20%      45.17%
Net Assets -- end of the period
  (000's)                                $399,459    $385,110    $401,198      $404,278      $24,043     $27,978     $24,812
                                         ========    ========    ========      ========      =======     =======     =======

                                     EXTENDED-DURATION BOND FUND
                                     ----------------------------
                                      GS6 CLASS       GS8 CLASS
                                     ------------    ------------
                                       FOR THE         FOR THE
                                        PERIOD          PERIOD
                                     08/27/01* TO    11/08/04* TO
                                       12/31/01        12/31/04
                                     ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 10.00          $ 9.23
                                       -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.32            0.06#
  Realized and unrealized gain
    (loss) on investments -- net         (0.13)           0.11
                                       -------          ------
    Total from investment
      operations                          0.19            0.17
                                       -------          ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.32)          (0.20)
  Distributions from capital gains       (0.04)          (0.31)
                                       -------          ------
    Total dividends and
      distributions                      (0.36)          (0.51)
                                       -------          ------
NET ASSET VALUE -- END OF THE
  PERIOD                               $  9.83          $ 8.89
                                       =======          ======
Total Return (1)                          1.91%           1.91%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     1.06%           1.50%
  Expenses -- including expense
    reduction (2)                         1.05%           1.50%
  Expenses -- before waivers and
    expense reduction (2)                28.96%           1.61%
  Investment income -- net (2)            6.14%           4.31%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)               (21.77%)          4.20%
  Portfolio turnover rate (1)            21.95%          65.87%
Net Assets -- end of the period
  (000's)                              $ 8,553          $5,096
                                       =======          ======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 114                                                              AB Funds Trust

                                                                    EQUITY INDEX FUND
                                         ------------------------------------------------------------------------
                                                            GS2 CLASS                             GS4 CLASS
                                         ------------------------------------------------    --------------------
                                         FOR THE     FOR THE     FOR THE       FOR THE       FOR THE     FOR THE
                                           YEAR        YEAR        YEAR         PERIOD         YEAR        YEAR
                                          ENDED       ENDED       ENDED      08/27/01* TO     ENDED       ENDED
                                         12/31/04    12/31/03    12/31/02      12/31/01      12/31/04    12/31/03
                                         --------    --------    --------    ------------    --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                 $  9.08     $  7.22     $  9.58       $ 10.00       $  15.12    $  11.93
                                         -------     -------     -------       -------       --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                     0.16#       0.12#       0.14          0.03           0.25#       0.18#
  Realized and unrealized gain
    (loss)
    on investments -- net                   0.81        1.91       (2.29)        (0.34)          1.35        3.16
                                         -------     -------     -------       -------       --------    --------
    Total from investment
      operations                            0.97        2.03       (2.15)        (0.31)          1.60        3.34
                                         -------     -------     -------       -------       --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.27)      (0.17)      (0.18)        (0.06)         (0.25)      (0.15)
  Distributions from capital gains            --          --       (0.03)        (0.05)            --          --
  Excess Distribution                         --+         --          --            --             --          --
                                         -------     -------     -------       -------       --------    --------
    Total dividends and
      distributions                        (0.27)      (0.17)      (0.21)        (0.11)         (0.25)      (0.15)
                                         -------     -------     -------       -------       --------    --------
NET ASSET VALUE -- END OF THE
  PERIOD                                 $  9.78     $  9.08     $  7.22       $  9.58       $  16.47    $  15.12
                                         =======     =======     =======       =======       ========    ========
Total Return (1)                           10.77%      28.19%     (22.57%)       (3.14%)        10.60%      28.03%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                       0.25%       0.25%       0.25%         0.25%          0.40%       0.40%
  Expenses -- including expense
    reduction (2)                           0.25%       0.25%       0.25%         0.25%          0.40%       0.40%
  Expenses -- before waivers and
    expense reduction (2)                   0.23%       0.28%       0.60%        86.25%          0.41%       0.44%
  Investment income -- net (2)              1.75%       1.46%       1.40%         1.19%          1.60%       1.33%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                   1.77%       1.43%       1.05%       (84.81%)         1.59%       1.29%
  Portfolio turnover rate (1)               2.48%       1.87%       3.17%         2.81%          2.48%       1.87%
Net Assets -- end of the period
  (000's)                                $36,148     $33,009     $ 4,737       $    28       $417,962    $382,067
                                         =======     =======     =======       =======       ========    ========

                                        EQUITY INDEX FUND
                                     ------------------------
                                            GS4 CLASS
                                     ------------------------
                                     FOR THE       FOR THE
                                       YEAR         PERIOD
                                      ENDED      08/27/01* TO
                                     12/31/02      12/31/01
                                     --------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  15.64      $  16.15
                                     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                  0.17          0.05
  Realized and unrealized gain
    (loss)
    on investments -- net               (3.69)        (0.46)
                                     --------      --------
    Total from investment
      operations                        (3.52)        (0.41)
                                     --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                              (0.16)        (0.05)
  Distributions from capital gains      (0.03)        (0.05)
  Excess Distribution                      --            --
                                     --------      --------
    Total dividends and
      distributions                     (0.19)        (0.10)
                                     --------      --------
NET ASSET VALUE -- END OF THE
  PERIOD                             $  11.93      $  15.64
                                     ========      ========
Total Return (1)                       (22.59%)       (2.55%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                    0.40%         0.40%
  Expenses -- including expense
    reduction (2)                        0.40%         0.40%
  Expenses -- before waivers and
    expense reduction (2)                0.51%         0.53%
  Investment income -- net (2)           1.21%         0.98%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                1.10%         0.85%
  Portfolio turnover rate (1)            3.17%         2.81%
Net Assets -- end of the period
  (000's)                            $295,261      $401,471
                                     ========      ========

---------------
 *  Commencement of operations.
 +  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   115

                                                                                        EQUITY INDEX FUND
                                                                 ----------------------------------------------------------------
                                                                                    GS6 CLASS                         GS8 CLASS
                                                                 ------------------------------------------------    ------------
                                                                 FOR THE     FOR THE     FOR THE       FOR THE         FOR THE
                                                                   YEAR        YEAR        YEAR         PERIOD          PERIOD
                                                                  ENDED       ENDED       ENDED      08/27/01* TO    11/08/04* TO
                                                                 12/31/04    12/31/03    12/31/02      12/31/01        12/31/04
                                                                 --------    --------    --------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                           $  9.14     $  7.26     $  9.63       $ 10.00          $ 9.55
                                                                 -------     -------     -------       -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.13#       0.10#       0.13          0.02            0.04#
  Realized and unrealized gain (loss) on investments -- net         0.81        1.93       (2.31)        (0.28)           0.35
                                                                 -------     -------     -------       -------          ------
    Total from investment operations                                0.94        2.03       (2.18)        (0.26)           0.39
                                                                 -------     -------     -------       -------          ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                             (0.25)      (0.15)      (0.16)        (0.06)          (0.10)
  Distributions from capital gains                                    --          --       (0.03)        (0.05)             --
  Excess distributions                                                --          --          --            --              --
                                                                 -------     -------     -------       -------          ------
    Total dividends and distributions                              (0.25)      (0.15)      (0.19)        (0.11)          (0.10)
                                                                 -------     -------     -------       -------          ------
NET ASSET VALUE -- END OF THE PERIOD                             $  9.83     $  9.14     $  7.26       $  9.63          $ 9.84
                                                                 =======     =======     =======       =======          ======
Total Return (1)                                                   10.37%      28.09%     (22.71%)       (2.65%)          4.11%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                               0.45%       0.45%       0.45%         0.45%           0.90%
  Expenses -- including expense reduction (2)                       0.45%       0.45%       0.45%         0.45%           0.90%
  Expenses -- before waivers and expense reduction (2)              0.72%       0.73%       0.81%        28.52%           1.27%
  Investment income -- net (2)                                      1.41%       1.28%       1.21%         0.95%           3.18%
  Investment income (loss) -- excluding waivers and expense
    reduction (2)                                                   1.14%       1.00%       0.85%       (27.12%)          2.81%
  Portfolio turnover rate (1)                                       2.48%       1.87%       3.17%         2.81%           2.48%
Net Assets -- end of the period (000's)                          $11,502     $17,395     $12,890       $   367          $5,205
                                                                 =======     =======     =======       =======          ======

---------------
 *  Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 116                                                              AB Funds Trust

                                                                     VALUE EQUITY FUND
                                       ------------------------------------------------------------------------------
                                                          GS2 CLASS                                 GS4 CLASS
                                       ------------------------------------------------      ------------------------
                                       FOR THE     FOR THE     FOR THE       FOR THE          FOR THE       FOR THE
                                         YEAR        YEAR        YEAR         PERIOD            YEAR          YEAR
                                        ENDED       ENDED       ENDED      08/27/01* TO        ENDED         ENDED
                                       12/31/04    12/31/03    12/31/02      12/31/01         12/31/04      12/31/03
                                       --------    --------    --------    ------------      ----------    ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $  9.94     $  7.77     $  9.64       $ 10.00         $    15.28    $    11.85
                                       -------     -------     -------       -------         ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.17#       0.14#       0.16          0.06               0.24#         0.21#
  Realized and unrealized gain
    (loss) on investments -- net          1.59        2.26       (1.80)        (0.35)              2.45          3.43
                                       -------     -------     -------       -------         ----------    ----------
  Total from investment operations        1.76        2.40       (1.64)        (0.29)              2.69          3.64
                                       -------     -------     -------       -------         ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                               (0.26)      (0.23)      (0.23)        (0.07)             (0.23)        (0.21)
  Distributions from capital gains          --++        --          --            --                 --            --
  Return of capital                         --          --          --++          --                 --            --
                                       -------     -------     -------       -------         ----------    ----------
    Total dividends and
      distributions                      (0.26)      (0.23)      (0.23)        (0.07)             (0.23)        (0.21)
                                       -------     -------     -------       -------         ----------    ----------
NET ASSET VALUE -- END OF THE
  PERIOD                               $ 11.44     $  9.94     $  7.77       $  9.64         $    17.74    $    15.28
                                       =======     =======     =======       =======         ==========    ==========
Total Return (1)                         17.83%      31.09%     (17.22%)       (2.88%)            17.71%        30.84%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                     0.75%       0.76%       0.76%         0.76%              0.90%         0.90%
  Expenses -- including expense
    reduction (2)                         0.74%       0.75%       0.72%         0.76%              0.89%         0.88%
  Expenses -- before waivers and
    expense reduction (2)                 0.74%       0.78%       1.06%        81.37%              0.92%         0.94%
  Investment income -- net (2)            1.64%       1.62%       1.77%         1.60%              1.49%         1.59%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 1.00%       1.59%       1.43%       (79.01%)             1.46%         1.53%
  Portfolio turnover rate (1)            55.50%      53.74%      70.42%        21.09%             55.50%        53.74%
Net Assets -- end of the period
  (000's)                              $75,123     $69,991     $ 5,265       $    77         $1,305,669    $1,152,116
                                       =======     =======     =======       =======         ==========    ==========

                                          VALUE EQUITY FUND
                                     ----------------------------
                                              GS4 CLASS
                                     ----------------------------
                                                       FOR THE
                                     FOR THE YEAR       PERIOD
                                        ENDED        08/27/01* TO
                                       12/31/02        12/31/01
                                     ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $  14.57       $    15.21
                                       --------       ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)             0.21             0.06
  Realized and unrealized gain
    (loss) on investments -- net          (2.73)           (0.64)
                                       --------       ----------
  Total from investment operations        (2.52)           (0.58)
                                       --------       ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                (0.20)           (0.06)
  Distributions from capital gains           --               --
  Return of capital                          --++             --
                                       --------       ----------
    Total dividends and
      distributions                       (0.20)           (0.06)
                                       --------       ----------
NET ASSET VALUE -- END OF THE
  PERIOD                               $  11.85       $    14.57
                                       ========       ==========
Total Return (1)                         (17.37%)          (3.79%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                      0.90%            0.90%
  Expenses -- including expense
    reduction (2)                          0.87%            0.90%
  Expenses -- before waivers and
    expense reduction (2)                  0.98%            1.00%
  Investment income -- net (2)             1.57%            1.29%
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                  1.46%            1.19%
  Portfolio turnover rate (1)             70.42%           21.09%
Net Assets -- end of the period
  (000's)                              $938,583       $1,159,209
                                       ========       ==========

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   117

                                                                                       VALUE EQUITY FUND
                                                                ----------------------------------------------------------------
                                                                                   GS6 CLASS                         GS8 CLASS
                                                                ------------------------------------------------    ------------
                                                                FOR THE     FOR THE     FOR THE       FOR THE         FOR THE
                                                                  YEAR        YEAR        YEAR         PERIOD          PERIOD
                                                                 ENDED       ENDED       ENDED      08/27/01* TO    11/08/04* TO
                                                                12/31/04    12/31/03    12/31/02      12/31/01        12/31/04
                                                                --------    --------    --------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                          $  9.90     $  7.75     $  9.61       $ 10.00          $10.89
                                                                -------     -------     -------       -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     0.12#       0.11#       0.15          0.03            0.03#
  Realized and unrealized gain (loss) on investments -- net        1.59        2.23       (1.82)        (0.35)           0.54
                                                                -------     -------     -------       -------          ------
  Total from investment operations                                 1.71        2.34       (1.67)        (0.32)           0.57
                                                                -------     -------     -------       -------          ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            (0.22)      (0.19)      (0.19)        (0.07)          (0.07)
  Distributions from capital gains                                   --          --          --            --              --
  Return of capital                                                  --          --          --++          --              --
                                                                -------     -------     -------       -------          ------
    Total dividends and distributions                             (0.22)      (0.19)      (0.19)        (0.07)          (0.07)
                                                                -------     -------     -------       -------          ------
NET ASSET VALUE -- END OF THE PERIOD                            $ 11.39     $  9.90     $  7.75       $  9.61          $11.39
                                                                =======     =======     =======       =======          ======
Total Return (1)                                                  17.35%      30.46%     (17.48%)       (3.23%)          5.28%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                              1.15%       1.15%       1.15%         1.15%           1.60%
  Expenses -- including expense reduction (2)                      1.14%       1.13%       1.11%         1.15%           1.59%
  Expenses -- before waivers and expense reduction (2)             1.22%       1.20%       1.29%        65.50%           1.79%
  Investment income -- net (2)                                     1.20%       1.33%       1.38%         1.12%           1.71%
  Investment income (loss) -- excluding waivers and expense
    reduction (2)                                                  1.12%       1.26%       1.20%       (63.23%)          1.51%
  Portfolio turnover rate (1)                                     55.50%      53.74%      70.42%        21.09%          55.50%
Net Assets -- end of the period (000's)                         $17,968     $19,680     $13,987       $   168          $5,262
                                                                =======     =======     =======       =======          ======

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 118                                                              AB Funds Trust

                                                                      GROWTH EQUITY FUND
                                         ----------------------------------------------------------------------------
                                                            GS2 CLASS                               GS4 CLASS
                                         ------------------------------------------------    ------------------------
                                         FOR THE     FOR THE     FOR THE       FOR THE        FOR THE       FOR THE
                                           YEAR        YEAR        YEAR         PERIOD          YEAR          YEAR
                                          ENDED       ENDED       ENDED      08/27/01* TO      ENDED         ENDED
                                         12/31/04    12/31/03    12/31/02      12/31/01       12/31/04      12/31/03
                                         --------    --------    --------    ------------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                 $  9.16     $  7.07      $ 9.83       $ 10.00       $    14.55    $    11.23
                                         -------     -------      ------       -------       ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                --       (0.01)       0.01            --++          (0.02)        (0.01)
  Realized and unrealized gain
    (loss) on investments -- net            1.13        2.10       (2.77)        (0.17)            1.80          3.33
  Net increase from payments by
    affiliates and net gains
    (losses) realized on the
    disposal of investments in
    violation of restrictions                 --          --          --            --               --            --
                                         -------     -------      ------       -------       ----------    ----------
    Total from investment
      operations                            1.13        2.09       (2.76)        (0.17)            1.78          3.32
                                         -------     -------      ------       -------       ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                    --          --          --            --               --            --
  Distributions from capital gains            --          --          --            --               --            --
                                         -------     -------      ------       -------       ----------    ----------
    Total dividends and
      distributions                           --          --          --            --               --            --
                                         -------     -------      ------       -------       ----------    ----------
NET ASSET VALUE -- END OF THE
  PERIOD                                 $ 10.29     $  9.16      $ 7.07       $  9.83       $    16.33    $    14.55
                                         =======     =======      ======       =======       ==========    ==========
Total Return (1)(3)                        12.34%      29.56%     (28.08%)       (1.70%)          12.23%        29.56%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                       0.87%       0.81%       0.78%         0.78%            0.99%         0.92%
  Expenses -- including expense
    reduction (2)                           0.86%       0.79%       0.75%         0.78%            0.98%         0.90%
  Expenses -- before waivers and
    expense reduction (2)                   0.89%       0.85%       1.14%        83.19%            1.08%         1.01%
  Investment income (loss) -- net
    (2)                                     0.01%      (0.03%)      0.09%         0.02%           (0.11%)       (0.07%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                  (0.02%)     (0.09%)     (0.30%)      (82.39%)          (0.21%)       (0.18%)
  Portfolio turnover rate (1)              55.65%      77.02%      41.41%         8.71%           55.65%        77.02%
Net Assets -- end of the period
  (000's)                                $84,177     $79,547      $4,553       $    29       $1,405,754    $1,285,223
                                         =======     =======      ======       =======       ==========    ==========

                                         GROWTH EQUITY FUND
                                     --------------------------
                                             GS4 CLASS
                                     --------------------------
                                      FOR THE        FOR THE
                                        YEAR          PERIOD
                                       ENDED       08/27/01* TO
                                      12/31/02       12/31/01
                                     ----------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $    15.63     $    15.93
                                     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            (0.01)         (0.01)
  Realized and unrealized gain
    (loss) on investments -- net          (4.39)         (0.29)
  Net increase from payments by
    affiliates and net gains
    (losses) realized on the
    disposal of investments in
    violation of restrictions                --             --
                                     ----------     ----------
    Total from investment
      operations                          (4.40)         (0.30)
                                     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                   --             --
  Distributions from capital gains           --             --
                                     ----------     ----------
    Total dividends and
      distributions                          --             --
                                     ----------     ----------
NET ASSET VALUE -- END OF THE
  PERIOD                             $    11.23     $    15.63
                                     ==========     ==========
Total Return (1)(3)                      (28.15%)        (1.88%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                      0.90%          0.90%
  Expenses -- including expense
    reduction (2)                          0.88%          0.90%
  Expenses -- before waivers and
    expense reduction (2)                  1.02%          1.05%
  Investment income (loss) -- net
    (2)                                   (0.05%)        (0.11%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                 (0.19%)        (0.26%)
  Portfolio turnover rate (1)             41.41%          8.71%
Net Assets -- end of the period
  (000's)                            $1,049,709     $1,354,301
                                     ==========     ==========

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.
(3) In 2004, one of the Growth Equity Fund's sub-advisers fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.04% for each class of shares.

Prospectus                                                                   119

                                                 GROWTH EQUITY FUND
                          ----------------------------------------------------------------
                                             GS6 CLASS                         GS8 CLASS
                          ------------------------------------------------    ------------
                          FOR THE     FOR THE     FOR THE       FOR THE         FOR THE
                            YEAR        YEAR        YEAR         PERIOD          PERIOD
                           ENDED       ENDED       ENDED      08/27/01* TO    11/08/04* TO
                          12/31/04    12/31/03    12/31/02      12/31/01        12/31/04
                          --------    --------    --------    ------------    ------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET
  VALUE -- BEGINNING
  OF PERIOD               $  9.08     $  7.03     $  9.81       $ 10.00         $  9.59
                          --------    --------    --------    ------------    ------------
INCOME FROM
  INVESTMENT
  OPERATIONS
  Net investment
    income (loss)           (0.07)      (0.02)      (0.02)           --++            --++
  Realized and
    unrealized gain
    (loss) on
  investments -- net         1.16        2.07       (2.76)        (0.19)           0.57
  Net increase from
    payments by
    affiliates and
    net gains
    (losses)
    realized on the
    disposal of
    investments in
    violation of
    restrictions               --          --          --            --              --
                          --------    --------    --------    ------------    ------------
    Total from
      investment
      operations             1.09        2.05       (2.78)        (0.19)           0.57
                          --------    --------    --------    ------------    ------------
LESS DIVIDENDS AND
  DISTRIBUTIONS
  Dividends from net
    investment
    income                     --          --          --            --              --
  Distributions from
    capital gains              --          --          --            --              --
                          --------    --------    --------    ------------    ------------
    Total dividends
      and
      distributions            --          --          --            --              --
                          --------    --------    --------    ------------    ------------
NET ASSET
  VALUE -- END OF
  THE PERIOD              $ 10.17     $  9.08     $  7.03       $  9.81         $ 10.16
                          ========    ========    ========    ============    ============
Total Return (1)(3)         12.00%      29.16%     (28.34%)       (1.90%)          5.94%
RATIOS/SUPPLEMENTAL
  DATA:
Ratios to average
  net assets:
  Expenses -- net
    (2)                      1.24%       1.17%       1.15%         1.15%           1.69%
  Expenses -- including
    expense reduction
    (2)                      1.23%       1.15%       1.12%         1.15%           1.67%
  Expenses -- before
    waivers and
    expense
    reduction (2)            1.44%       1.33%       1.36%        47.77%           1.97%
  Investment income
    (loss) -- net
    (2)                     (0.42%)     (0.33%)     (0.28%)       (0.32%)          0.30%
  Investment income
 (loss) -- excluding
    waivers and
    expense
    reduction (2)           (0.63%)     (0.51%)     (0.52%)      (46.94%)            --
  Portfolio turnover
    rate (1)                55.65%      77.02%      41.41%         8.71%          55.65%
Net Assets -- end of
  the period (000's)      $13,780     $18,099     $12,503       $   309         $ 5,299
                          ========    ========    ========    ============    ============

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.
(3) In 2004, one of the Growth Equity Fund's sub-advisers fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.04% for each class of shares.

 120                                                              AB Funds Trust

                                                                  SMALL CAP EQUITY FUND
                                         ------------------------------------------------------------------------
                                                            GS2 CLASS                             GS4 CLASS
                                         ------------------------------------------------    --------------------
                                         FOR THE     FOR THE     FOR THE       FOR THE       FOR THE     FOR THE
                                           YEAR        YEAR        YEAR         PERIOD         YEAR        YEAR
                                          ENDED       ENDED       ENDED      08/27/01* TO     ENDED       ENDED
                                         12/31/04    12/31/03    12/31/02      12/31/01      12/31/04    12/31/03
                                         --------    --------    --------    ------------    --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                 $ 11.52     $  7.88     $ 10.12       $  10.00      $  14.99    $  10.25
                                         -------     -------     -------       --------      --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)             (0.01)      (0.03)      (0.01)            --++       (0.02)      (0.04)
  Realized and unrealized gain
    (loss) on investments -- net            1.74        3.67       (2.23)          0.12          2.25        4.78
                                         -------     -------     -------       --------      --------    --------
    Total from investment
      operations                            1.73        3.64       (2.24)          0.12          2.23        4.74
                                         -------     -------     -------       --------      --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                    --          --          --             --            --          --
  Distributions from capital gains         (0.74)         --          --             --         (0.74)         --
                                         -------     -------     -------       --------      --------    --------
    Total dividends and
      distributions                        (0.74)         --          --             --         (0.74)         --
                                         -------     -------     -------       --------      --------    --------
NET ASSET VALUE -- END OF THE
  PERIOD                                 $ 12.51     $ 11.52     $  7.88       $  10.12      $  16.48    $  14.99
                                         =======     =======     =======       ========      ========    ========
Total Return (1)                           15.04%      46.19%     (22.13%)         1.20%        14.89%      46.24%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                       1.18%       1.18%       1.18%          1.18%         1.25%       1.25%
  Expenses -- including expense
    reduction (2)                           1.15%       1.12%       1.11%          1.18%         1.22%       1.19%
  Expenses -- before waivers and
    expense reduction (2)                   1.20%       1.27%       1.60%         76.30%         1.37%       1.43%
  Investment income (loss) -- net
    (2)                                    (0.10%)     (0.26%)     (0.12%)         0.12%        (0.16%)     (0.34%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)                  (0.15%)     (0.41%)     (0.61%)       (75.00%)       (0.31%)     (0.58%)
  Portfolio turnover rate (1)             148.32%     130.80%     160.46%         91.89%       148.32%     130.80%
Net Assets -- end of the period
  (000's)                                $28,639     $25,415     $ 4,869       $     81      $432,763    $357,703
                                         =======     =======     =======       ========      ========    ========

                                      SMALL CAP EQUITY FUND
                                     ------------------------
                                            GS4 CLASS
                                     ------------------------
                                     FOR THE       FOR THE
                                       YEAR         PERIOD
                                      ENDED      08/27/01* TO
                                     12/31/02      12/31/01
                                     --------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  13.18      $  13.07
                                     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.02)        (0.01)
  Realized and unrealized gain
    (loss) on investments -- net        (2.91)         0.12
                                     --------      --------
    Total from investment
      operations                        (2.93)         0.11
                                     --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --
  Distributions from capital gains         --            --
                                     --------      --------
    Total dividends and
      distributions                        --            --
                                     --------      --------
NET ASSET VALUE -- END OF THE
  PERIOD                             $  10.25      $  13.18
                                     ========      ========
Total Return (1)                       (22.23%)        0.84%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                    1.25%         1.25%
  Expenses -- including expense
    reduction (2)                        1.19%         1.25%
  Expenses -- before waivers and
    expense reduction (2)                1.51%         1.52%
  Investment income (loss) -- net
    (2)                                 (0.19%)       (0.13%)
  Investment income
    (loss) -- excluding waivers and
    expense reduction (2)               (0.51%)       (0.40%)
  Portfolio turnover rate (1)          160.46%        91.89%
Net Assets -- end of the period
  (000's)                            $232,992      $321,743
                                     ========      ========

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   121

                                                                                      SMALL CAP EQUITY FUND
                                                                 ----------------------------------------------------------------
                                                                                    GS6 CLASS                         GS8 CLASS
                                                                 ------------------------------------------------    ------------
                                                                 FOR THE     FOR THE     FOR THE       FOR THE         FOR THE
                                                                   YEAR        YEAR        YEAR         PERIOD          PERIOD
                                                                  ENDED       ENDED       ENDED      08/27/01* TO    11/08/04* TO
                                                                 12/31/04    12/31/03    12/31/02      12/31/01        12/31/04
                                                                 --------    --------    --------    ------------    ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                           $ 11.41     $  7.83     $ 10.09       $ 10.00         $ 12.14
                                                                 -------     -------     -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     (0.08)      (0.04)      (0.04)           --++         (0.01)
  Realized and unrealized gain (loss) on investments -- net         1.75        3.62       (2.22)         0.09            0.95
                                                                 -------     -------     -------       -------         -------
    Total from investment operations                                1.67        3.58       (2.26)         0.09            0.94
                                                                 -------     -------     -------       -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                --          --          --            --              --
  Distributions from capital gains                                 (0.74)         --          --            --           (0.74)
                                                                 -------     -------     -------       -------         -------
    Total dividends and distributions                              (0.74)         --          --            --           (0.74)
                                                                 -------     -------     -------       -------         -------
NET ASSET VALUE -- END OF THE PERIOD                             $ 12.34     $ 11.41     $  7.83       $ 10.09         $ 12.34
                                                                 =======     =======     =======       =======         =======
Total Return (1)                                                   14.66%      45.72%     (22.40%)        0.90%           7.77%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                               1.50%       1.50%       1.50%         1.50%           1.95%
  Expenses -- including expense reduction (2)                       1.47%       1.44%       1.43%         1.50%           1.91%
  Expenses -- before waivers and expense reduction (2)              1.69%       1.70%       1.82%       123.38%           2.19%
  Investment income (loss) -- net (2)                              (0.43%)     (0.59%)     (0.44%)       (0.28%)         (0.68%)
  Investment income (loss) -- excluding waivers and expense
    reduction (2)                                                  (0.65%)     (0.85%)     (0.83%)     (122.16%)         (0.96%)
  Portfolio turnover rate (1)                                     148.32%     130.80%     160.46%        91.89%         148.32%
Net Assets -- end of the period (000's)                          $17,875     $22,520     $12,878       $   115         $ 5,386
                                                                 =======     =======     =======       =======         =======

---------------
 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

 122                                                              AB Funds Trust

                                                                      INTERNATIONAL EQUITY FUND
                                           --------------------------------------------------------------------------------
                                                             GS2 CLASS                                GS4 CLASS
                                           ---------------------------------------------   --------------------------------
                                           FOR THE    FOR THE    FOR THE      FOR THE       FOR THE     FOR THE    FOR THE
                                             YEAR       YEAR       YEAR        PERIOD         YEAR        YEAR       YEAR
                                            ENDED      ENDED      ENDED     08/27/01* TO     ENDED       ENDED      ENDED
                                           12/31/04   12/31/03   12/31/02     12/31/01      12/31/04    12/31/03   12/31/02
                                           --------   --------   --------   ------------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD     $ 11.06    $  8.26    $  9.50      $ 10.00      $    12.96   $   9.66   $  11.09
                                           -------    -------    -------      -------      ----------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                 0.16       0.08#      0.11           --++          0.17       0.15#      0.11
 Realized and unrealized gain (loss) on
   investments -- net                         1.93       2.90      (1.22)       (0.47)           2.26       3.31      (1.43)
                                           -------    -------    -------      -------      ----------   --------   --------
   Total from investment operations           2.09       2.98      (1.11)       (0.47)           2.43       3.46      (1.32)
                                           -------    -------    -------      -------      ----------   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income        (0.22)     (0.18)     (0.13)       (0.03)          (0.19)     (0.16)     (0.11)
 Return of capital                              --         --         --+          --              --         --         --+
                                           -------    -------    -------      -------      ----------   --------   --------
   Total dividends and distributions         (0.22)     (0.18)     (0.13)       (0.03)          (0.19)     (0.16)     (0.11)
                                           -------    -------    -------      -------      ----------   --------   --------
NET ASSET VALUE -- END OF THE PERIOD       $ 12.93    $ 11.06    $  8.26      $  9.50      $    15.20   $  12.96   $   9.66
                                           =======    =======    =======      =======      ==========   ========   ========
Total Return (1)                             18.93%     36.06%    (11.72%)      (4.69%)         18.80%     35.81%    (11.94%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
 Expenses -- net (2)                          0.97%      0.97%      0.96%        0.96%           1.15%      1.15%      1.15%
 Expenses -- including expense
   reduction (2)                              0.95%      0.95%      0.93%        0.96%           1.13%      1.13%      1.12%
 Expenses -- before waivers and expense
   reduction (2)                              1.13%      1.14%      1.43%       88.97%           1.31%      1.31%      1.35%
 Investment income (loss) -- net (2)          1.32%      0.86%      1.29%        0.11%           1.22%      1.39%      1.00%
 Investment income (loss) -- excluding
   waivers and expense reduction (2)          1.14%      0.67%      0.79%      (87.90%)          1.04%      1.21%      0.77%
 Portfolio turnover rate (1)                 32.65%     33.24%     30.13%       20.05%          32.65%     33.24%     30.13%
Net Assets -- end of the period (000's)    $87,300    $50,390    $ 5,416      $    27      $1,072,556   $920,664   $698,704
                                           =======    =======    =======      =======      ==========   ========   ========

                                                                  INTERNATIONAL EQUITY FUND
                                         ---------------------------------------------------------------------------
                                          GS4 CLASS                       GS6 CLASS                      GS8 CLASS
                                         ------------   ---------------------------------------------   ------------
                                           FOR THE      FOR THE    FOR THE    FOR THE      FOR THE        FOR THE
                                            PERIOD        YEAR       YEAR       YEAR        PERIOD         PERIOD
                                         08/27/01* TO    ENDED      ENDED      ENDED     08/27/01* TO   11/08/04* TO
                                           12/31/01     12/31/04   12/31/03   12/31/02     12/31/01       12/31/04
                                         ------------   --------   --------   --------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD     $  11.66     $ 10.95    $  8.19    $  9.43      $ 10.00        $ 12.05
                                           --------     -------    -------    -------      -------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                  0.01        0.12       0.10#      0.06        (0.01)#           --++
 Realized and unrealized gain (loss) on
   investments -- net                         (0.55)       1.90       2.80      (1.21)       (0.53)          0.84
                                           --------     -------    -------    -------      -------        -------
   Total from investment operations           (0.54)       2.02       2.90      (1.15)       (0.54)          0.84
                                           --------     -------    -------    -------      -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income         (0.03)      (0.17)     (0.14)     (0.09)       (0.03)         (0.09)
 Return of capital                               --          --         --         --++         --             --
                                           --------     -------    -------    -------      -------        -------
   Total dividends and distributions          (0.03)      (0.17)     (0.14)     (0.09)       (0.03)         (0.09)
                                           --------     -------    -------    -------      -------        -------
NET ASSET VALUE -- END OF THE PERIOD       $  11.09     $ 12.80    $ 10.95    $  8.19      $  9.43        $ 12.80
                                           ========     =======    =======    =======      =======        =======
Total Return (1)                              (4.61%)     18.52%     35.47%    (12.18%)      (5.40%)         6.93%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
 Expenses -- net (2)                           1.15%       1.35%      1.36%      1.37%        1.45%          1.80%
 Expenses -- including expense
   reduction (2)                               1.15%       1.33%      1.34%      1.34%        1.45%          1.78%
 Expenses -- before waivers and expense
   reduction (2)                               1.37%       1.58%      1.50%      1.64%      256.83%          2.16%
 Investment income (loss) -- net (2)           0.28%       1.06%      1.14%      0.88%       (0.32%)        (0.37%)
 Investment income (loss) -- excluding
   waivers and expense reduction (2)           0.06%       0.81%      0.98%      0.58%     (255.70%)        (0.75%)
 Portfolio turnover rate (1)                  20.05%      32.65%     33.24%     30.13%       20.05%         32.65%
Net Assets -- end of the period (000's)    $795,363     $19,551    $20,434    $14,078      $    51        $ 5,346
                                           ========     =======    =======    =======      =======        =======

---------------

 *  Commencement of operations.
++  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

Prospectus                                                                   123

GLOSSARY

30-DAY SEC YIELD -- A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

ACTIVE MANAGEMENT -- The portfolio management strategy that has the objective of generating performance greater than a broad-based benchmark index over a given time period. The strategy is opposite of passive management.

AMERICAN DEPOSITORY RECEIPT (ADR) -- Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

AMORTIZED COST -- This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

ANNUALIZED -- The expression of a rate of return over periods other than one year converted to annual terms.

ASSET-BACKED SECURITIES -- Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in "pools" of assets in which payments of both interest and principal on the securities are made periodically.

AVERAGE MATURITY -- The average length of time on which the principal of a bond in a bond fund must be repaid.

BASIS POINT -- One hundredth of 1% (0.01%).

BENCHMARK -- An index or other market measurement that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example the S&P 500(R) Index is a commonly used benchmark for U.S. Large Cap Equity portfolios.

COMMERCIAL PAPER -- The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

CREDIT QUALITY -- A measure that reflects the rating assigned by Standard & Poor's or Moody's to fixed income securities. It rates the issuing entity's capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA, AA, A, and BBB. Bonds rated BB or lower are considered high yield or "junk" bonds.

CAPITAL GAIN/LOSS -- A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

CONCENTRATION RISK -- Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

CORRELATION -- The statistical measure which indicates the tendency of two variables moving together.

CREDIT RATINGS -- See Credit Quality.

CREDIT RISK -- A risk that an issuer may default on its securities causing a loss to the debt holder.

 124                                                              AB Funds Trust

CURRENCY EXCHANGE RATE -- A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

CURRENCY RISK -- Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

CURRENT INCOME -- Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

DEFAULT RISK -- Risk that an issuer will be unable to timely meet interest and principal payments.

DEVELOPED MARKETS -- Financial markets in countries with developed economies. Examples include, but are not limited to, the U.S., United Kingdom, Germany, France and Japan.

DISTRIBUTION (12B-1) FEES -- Fees assessed to shareholders for marketing and distribution expenses for a fund.

DIVIDEND -- Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund's investments.

DIVIDEND YIELD -- Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

DOWNGRADED -- The act of lowering the credit rating of a fixed income instrument.

EMERGING MARKETS -- Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

EQUITY -- Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

EXPENSE RATIO -- Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) -- Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

FIXED INCOME SECURITIES -- A security that pays a fixed rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FOREIGN ISSUERS -- Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

FORWARD CONTRACTS -- A privately negotiated contract permitting the holder to purchase or sale a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

FUTURES CONTRACTS -- A standardized agreement to buy or sell a specified amount of a financial instrument or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market).

Prospectus                                                                   125

GLOBAL DEPOSITORY RECEIPT (GDR) -- Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporation to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

HEDGING -- The practice of undertaking one investment activity in order to protect against losses in another.

HIGH YIELD BONDS ("JUNK BONDS") -- A bond that has a credit rating of BB or lower and that pays a higher yield to compensate for the greater credit risk.

ILLIQUID SECURITIES -- A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

INTEREST -- Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

INTEREST RATE RISK -- Risk that changes in interest rates may adversely impact the value of a fixed income security. Generally, when interest rates rise fixed income securities decline in value. Conversely, when interest rates fall, fixed income securities generally increase in value. Longer-term fixed income instruments tend to be more subject to interest rate risk.

INTERNATIONAL EQUITY SECURITIES -- Investments in non-U.S. stocks or equity securities.

INVESTMENT GRADE BOND -- See Credit Quality.

MATURITY -- The date at which a debt instrument is due and payable.

MONEY MARKET INSTRUMENTS -- Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION ("NRSRO") -- NRSRO means any nationally recognized statistical rating organization, as designated by the SEC that does not directly or indirectly control, and is not controlled by or under common control with, the issuer of, or any insurer, guarantor or provider of credit support for, the security. As of March 7, 2003, the SEC has designated four rating agencies as NRSROs: (1) Dominion Bond Rating Service Ltd.; (2) Fitch, Inc.; (3) Moody's Investors Service; and (4) Standard & Poor's Division of the McGraw Hill Companies Inc.

NET ASSET VALUE -- The market value of a fund share. For the Funds, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

OPTIONS -- An instrument that provides the investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date.

PASSIVELY MANAGED -- Term associated with the management of a portfolio for the purpose of duplicating the investment composition and performance of a broad-based index (such as S&P 500 Index) using computer programs and statistical procedures. Because the fund has fees and transaction expenses (while the broad-based index has none), returns are likely to be below those of the broad-based index.

PREPAYMENT RISK -- Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates.

 126                                                              AB Funds Trust

POLITICAL RISK -- Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

PRICE TO EARNINGS (P/E) RATIO -- For a fund, it is the price of the stocks in the portfolio divided by their earnings per share. This gives investors an idea of how much they are paying for a companies earning power. In general, the higher the P/E ratio, the more earnings growth an investor is expecting and the riskier the investment.

PRICE TO BOOK (P/B) RATIO -- The weighted average of the price/book ratios of all the stocks in a fund's portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company's assets, while a low P/B ratio indicates the stock is relatively cheap.

PRINCIPAL -- Face amount of a debt instrument on which interest is either owed or earned.

RECORD DATE -- Date on which a shareholder must officially own shares in order to be entitled to a dividend.

RULE 2A-7 -- Rule under the Investment Company Act of 1940 which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type and maturity. The Money Market Fund adheres to the requirements of Rule 2a-7.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- Federal agency formed by the Securities Exchange Act of 1934 to administer that act and the Securities Act of 1933. Statutes administered by the SEC are designed to promote full disclosure and protect the investing public against malpractice in the securities markets.

SECURITIES LENDING -- A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

SELECT FUNDS -- Funds that directly invest in different types of fixed income obligations, stocks or other investments to meet their respective investment objectives. Nine (5 equity, 3 fixed income and one money market) separate Select Funds are offered through AB Funds Trust. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (sub-advisers) within a single Select Fund.

STANDARD DEVIATION -- A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

SWAP AGREEMENTS -- An agreement between two or more parties to exchange sets of cash flows over a period in the future. Two basic types of swaps are interest rate swaps and currency swaps.

TOTAL RETURN -- Return on an investment including both appreciation/(depreciation) and interest or dividends.

TRANSFER AGENT -- The agent that processes and records purchases and sales of Fund shares for all classes. PFPC Inc. serves as the transfer agent for the Funds.

TURNOVER -- Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

WEIGHTED AVERAGE MARKET CAP -- The weighted average is computed by weighing each company's market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

WEIGHTED AVERAGE MATURITY -- The weighted average is computed by weighing each securities maturity date by the market value of the security in the fund.

Prospectus                                                                   127

YIELD CURVE -- Graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The most common version of the yield curve plots Treasury securities, showing the range of yields from a three month Treasury bill to a 30-year Treasury bond.

YIELD SPREADS -- A difference in yield between various issues of securities.

YIELD TO MATURITY -- The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

 128                                                              AB Funds Trust

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Prospectus                                                                   129

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 130                                                              AB Funds Trust

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Prospectus                                                                   131

FOR MORE INFORMATION

YOU CAN LEARN MORE ABOUT THE FUNDS, BY REQUESTING THE FOLLOWING FREE DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): Provides additional information about the Funds' policies, investment restrictions, risks, and business structure. The SAI is legally considered a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS: Contain performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor's report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds' performance.

If you have questions or need information about your Plan account, contact your employer, your plan administrator or the Annuity Board at (800) 262-0511 (7 a.m. to 6 p.m. central time) Monday through Friday.

To request these free documents or for other information, you may call us at
(800) 262-0511 (7 a.m. to 6 p.m. central time) Monday through Friday or contact us in writing at:

AB Funds Trust
2401 Cedar Springs Road
Dallas, TX 75201-1498

Visit our Web site at www.absbc.org to access the prospectus, SAI and Annual/Semi-Annual Reports to Shareholders.

You may also get free copies by:

- Accessing them on the EDGAR Database on the SEC's Internet site -- http://www.sec.gov.

- Reviewing and copying them at the SEC's Public Reference Room in Washington D.C. (phone: 1-202-942-8090).

- Requesting copies (you will be charged a duplicating fee) from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

The investment company registration number is 811-10263

[AB FUNDS LOGO]

2401 Cedar Springs Rd., Dallas, TX 75201-1498
1.800.262.0511 - www.absbc.org

Serving Those Who Serve the Lord "...with the integrity of our hearts and the skillfulness of our hands." Psalm 78:72

8207                                                                 4/05   2318

[AB FUNDS TRUST LOGO]

Statement of Additional
Information (SAI)

APRIL 29, 2005

BLENDED FUNDS:

  --    FLEXIBLE INCOME FUND
  --    GROWTH & INCOME FUND
  --    CAPITAL OPPORTUNITIES FUND
  --    GLOBAL EQUITY FUND
  --    FLEXIBLE INCOME FUND I
  --    GROWTH & INCOME FUND I
  --    CAPITAL OPPORTUNITIES FUND I
  --    GLOBAL EQUITY FUND I
SELECT FUNDS:

  --    MONEY MARKET FUND
  --    LOW-DURATION BOND FUND
  --    MEDIUM-DURATION BOND FUND
  --    EXTENDED-DURATION BOND FUND
  --    EQUITY INDEX FUND
  --    VALUE EQUITY FUND
  --    GROWTH EQUITY FUND
  --    SMALL CAP EQUITY FUND
  --    INTERNATIONAL EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current Prospectus for the GS2 Class, GS4 Class, GS6 Class and GS8 Class shares, dated April 29, 2005, as amended from time to time. The financial statements contained in the Funds' Annual Report for the fiscal year ended December 31, 2004 are incorporated by reference into this SAI. You can obtain a free copy of the current Prospectus and Annual Report on our Web site at www.absbc.org or by calling (800) 262-0511.

 2                                                                AB Funds Trust

TABLE OF CONTENTS

                                                             PAGE
History of the Funds........................................   4
Description of Investments and Risks........................   4
Investment Restrictions.....................................  29
Management of the Funds.....................................  31
Proxy Voting................................................  68
Other Service Providers.....................................  68
Shares of Beneficial Interest...............................  69
Distribution and Shareholder Servicing Arrangements.........  70
Taxation....................................................  72
Valuation of Shares.........................................  77
Portfolio Holding Information...............................  79
Telephone Instructions......................................  81
Control Persons and Principal Holders of Securities.........  81
Calculation of Performance Data.............................  90
Financial Statements........................................  91
Appendix A -- Description of Securities Ratings............. A-1
Appendix B -- Descriptions of Proxy Voting Procedures....... B-1

Statement of Additional Information                                            3

HISTORY OF THE FUNDS

AB Funds Trust (the "Trust") is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. The Trust has established seventeen series (each, a "Fund" and together, the "Funds"), which are described in this SAI. Each Fund is a separate mutual fund with its own investment objective, strategies and risks.

The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I are each referred to as a "Blended Fund" and are together referred to as the "Blended Funds." The remaining Funds are each referred to as a "Select Fund" and are together referred to as the "Select Funds." The Low-Duration Bond Fund, Medium-Duration Bond Fund and Extended-Duration Bond Fund are together referred to as the "Bond Funds." The Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the "Equity Funds." The Money Market Fund is referred to as the "Money Market Fund."

Each Blended Fund is a "fund-of-funds," which means that it generally does not buy securities directly, but rather, allocates its assets among a different mix of mutual funds, known as the Select Funds, to meet a specified investment objective. The Select Funds, in turn, invest directly in different types of fixed income obligations, stocks, or other investments to meet their investment objectives.

Currently, there are four classes of shares issued by the Trust, the GS2 Class, GS4 Class, GS6 Class and GS8 Class (each, a "Class" and together, the "Classes"). The Trust's Board of Trustees ("Board" or "Board of Trustees") may issue additional classes of shares or series at any time without prior approval of the shareholders.

DESCRIPTION OF INVESTMENTS AND RISKS

You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of a transaction.

The following should be read in conjunction with sections of the Funds' Prospectus entitled "Investment Objective," "Principal Investment Strategies" and "Principal Risks" for each Fund. Unless otherwise defined in this SAI, the terms used herein have the respective meanings assigned to them in the Prospectus.

SBC Financial Services, Inc. serves as the Investment Adviser to the Funds. It is an affiliate of the Annuity Board of the Southern Baptist Convention ("Annuity Board"). The Investment Adviser allocates each Blended Fund's investments among the Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, it acts as a manager of managers and retains various Sub-Advisers to do so. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may not invest in all the instruments or use all the investment techniques permitted by the Funds' Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and restrictions.

The Funds do not invest in any company that is publicly recognized, as determined by the Annuity Board, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940 (the "1940 Act"). The Blended Funds invest primarily in the shares of the Select Funds

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and, unless indicated otherwise, the description of investments and risks in this SAI applies to the Blended Funds through their investments in the Select Funds. Each Blended Fund may from time to time invest and reinvest up to 10% of its assets directly in U.S. Treasury obligations, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts to gain exposure to the U.S. equity and fixed income markets on cash balances. The Blended Funds may also sell exchange-listed equity futures contracts, U.S. Treasury Securities, and exchange-listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity. Any such investment will be made for cash management purposes and will seek to provide market exposure approximating the strategic asset allocation of the applicable Blended Fund.

Asset-Backed and Mortgage-Backed Securities. To the extent described in the Prospectus, the Bond Funds and Money Market Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Bond Funds and Money Market Fund may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of such obligations ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various classes may be structured in a variety of ways.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored enterprise owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate

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instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Some, but not all, mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities. Commercial mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. The Select Funds may invest in such obligations issued by U.S. or foreign issuers; provided, however, that the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (the "FDIC") or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

The Select Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. (The Money Market Fund may invest in such obligations only if they are denominated exclusively in U.S. dollars.) Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of

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deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers' acceptances, which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.

Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Bond Funds. Although the Bond Funds invest mainly in fixed income securities, they may invest in U.S. common stock, including American Depository Receipts, for the purpose of creating synthetic convertible bonds.

Commercial Paper. The Select Funds may invest in commercial paper which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions, and similar taxable instruments issued by government agencies and instrumentalities. A Select Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.

Convertible Securities. The Equity Funds and Bond Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

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Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Depository Arrangements. Each Equity Fund may invest in American Depository Receipts ("ADRs") and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth under "Foreign Securities" in this SAI.

The International Equity Fund may also invest in European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") and Global Depository Receipts ("GDRs"). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth under "Foreign Securities" in this SAI.

FOREIGN CURRENCY

Foreign Currency -- Generally. The Equity Funds may invest in securities denominated in foreign currencies. In addition, the Bond Funds and the International Equity Fund may invest in foreign debt, including the securities of foreign governments, denominated in foreign currencies. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Absent other events that

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could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign-currency-denominated security or obligation.

Although the Equity Funds and the Bond Funds may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund's total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds and Bond Funds will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

Foreign Currency -- Forward Currency Exchange Contracts. The Equity Funds and the Bond Funds may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds also may use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.

When one of these Funds owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund's securities denominated in that foreign currency. When a Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund's net long and short foreign currency exposure will not exceed its total asset value.

In addition, when entering into a contract for the purchase or sale of a security, one of these Funds may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause a Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect a Fund from losses resulting from movements in exchange rates adverse to the Fund's position, they may also limit potential gains that result from beneficial changes in the value of such currency. A Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

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Foreign Currency -- Currency Futures Contracts and Options Thereon. The Equity Funds and the Bond Funds may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. These Funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. These Funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are usually effected with the currency trader who is a party to the original futures contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. See "Futures and Options" below.

Foreign Currency -- Currency Options. The Equity Funds and the Bond Funds may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. These Funds will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.

A call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that a Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency's market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency's market value. The use of currency options is subject to the same risks that apply to options generally. See "Futures and Options" below.

The purchase of a call option would entitle a Fund to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position.

One of these Funds may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle a Fund to sell specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

Foreign Currency -- Cover Requirements. When these Funds engage in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with guidelines established by the SEC with respect to coverage of these strategies. See "Futures and Options -- Cover Requirements" below.

Foreign Securities and Obligations. Each Equity Fund may invest in American Depository Receipts and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Fund invests primarily in the securities of foreign issuers. In addition, the Bond Funds and the International Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. The Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign

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governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed-income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see "Foreign Currency" above.

Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the International Equity Fund generally can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of additional taxes by foreign governments. In addition, dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent those taxes are not offset by credits or deductions allowed to investors under federal income tax law, they may reduce the net return to the shareholders.

The International Equity Fund, the Money Market Fund and the Bond Funds may invest in foreign debt, including the securities of foreign governments; provided, however, that the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

To the extent consistent with their investment objectives, these Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, the Equity Funds and the Bond Funds may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in

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emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund's inability to complete a contractual obligation to deliver securities.

Forward Commitments, When-Issued Securities and Delayed-Delivery
Transactions. To the extent consistent with their respective investment objectives, each Select Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

When a Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, a Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

FUTURES AND OPTIONS

Futures and Options -- Generally. The Equity Funds may purchase or sell (1) put and call options on securities, indexes and other financial instruments and (2) futures contracts and options thereon. The Equity Funds may enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodities Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Equity Funds may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Bond Funds may purchase or sell
(1) put and call options on fixed income securities and (2) futures contracts and options thereon. In addition, the Bond Funds may invest in long or short positions in any of the instruments contemplated in this section. The Blended Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury securities, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. The Blended Funds may also sell exchange-listed equity futures contracts, U.S. Treasury securities, and exchange-listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity.

Futures and Options -- Futures Contracts Generally. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.

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Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange, an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss and a Fund may incur brokerage fees when it purchases or sells futures contracts. While each Fund's futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

Futures and Options -- Options Generally. Options may relate to particular securities, foreign and domestic securities indexes, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund's execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Statement of Additional Information                                           13

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures and Options -- Financial Futures Contracts. Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.

Futures and Options -- Bond Index Futures and Options Thereon. The Bond Funds and the Blended Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

Futures and Options -- Interest Rate Futures and Options. Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

A Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Futures and Options -- Stock Index Futures Contracts. A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

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For example, an Equity Fund or Blended Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Futures and Options -- Options on Indexes and Yield Curve Options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Futures and Options -- Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Futures and Options -- Options on Stock Index Futures. The Equity Funds and the Blended Funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Futures and Options -- Cover Requirements. The Funds will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions a Fund either (1) set aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount, or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. A Fund cannot sell or close out securities, currencies, or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if a Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair value of the assets used for cover declines, a Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.

A Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund's price to sell the currency or (2) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund's price to buy the currency or (2) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

Statement of Additional Information                                           15

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian or the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.

When selling a call option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract, or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option, or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Futures and Options -- Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Funds' investment goals and legally permissible for the Funds.

High Yield, High Risk Securities. The Extended-Duration Bond Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("lower rated securities") or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Medium-Duration Bond Fund may invest up to 10% of its assets in lower rated securities or securities that are unrated but deemed equivalent by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk. The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's net asset value. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Trust's Board of Trustees.

Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Illiquid and Restricted Securities. A Fund will invest no more than 15% (10% with respect to the Money Market Fund) of the value of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. It includes, among other things, repurchase agreements maturing in more than seven days.

Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the Investment Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), and for which a liquid institutional market has developed. The Board of Trustees will review periodically any determination by the Investment Adviser or Sub-Adviser to treat a restricted security as liquid, including the Investment Adviser's or Sub-Adviser's assessment of current trading activity and the availability of reliable price information.

Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Investment Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

Initial Public Offerings. The Equity Funds may purchase stock in an initial public offering ("IPO"). By definition, an IPO has not traded publicly until the time of its offering. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries maybe regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. Investing in IPOs entails other risks, including possible high portfolio turnover and limited liquidity.

Interest Rate Swaps, Floors and Caps and Currency Swaps. The Bond Funds may enter into interest rate swaps and may purchase interest rate floors or caps. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or

Statement of Additional Information                                           17
receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Equity Funds and the Bond Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Funds.

If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

Interfund Borrowing and Lending. The SEC granted the Trust an exemptive order to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility, if implemented, will provide a borrowing Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

Investment Companies. Each Select Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open-end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds. The SEC granted the Trust an exemptive order which permits the Select Funds (other than the Money Market Fund) to invest cash reserves in the Money Market Fund. This exemptive order requires that the Money Market Fund not acquire the securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act. Each Select Fund's aggregate investment of cash reserves in the Money Market Fund may not exceed 25% of the Select Fund's total assets. The Funds have also obtained SEC exemptive relief permitting each Fund to invest in cash collateral received in connection with securities lending in shares of a money market fund managed by The Northern Trust Company.

Exchange-traded funds ("ETFs") are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500(R) Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock

 18                                                               AB Funds Trust
prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

As described in the Prospectus, the Blended Funds invest primarily in the shares of the Select Funds. This diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.

The Funds may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Loan Participations. Each Bond Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Bond Funds invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loans interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its

Statement of Additional Information                                           19
limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Bond Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Sub-Advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Money Market Instruments. To the extent consistent with its investment objective and strategies, each Select Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the Money Market Fund. The Blended Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. In addition, each Select Fund (except the Money Market Fund) and Blended Fund may invest its cash reserves in shares of the Money Market Fund. The Funds have also obtained SEC exemptive relief permitting each Fund to invest in cash collateral received in connection with securities lending in shares of a money market fund managed by The Northern Trust Company.

Mortgage Dollar Rolls. The Bond Funds may enter mortgage dollar rolls. The Bond Funds may purchase pools of mortgage securities for future settlement, generally 30 to 60 days. Please refer to Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. In a mortgage "dollar roll," a Bond Fund sells these mortgages for delivery prior to settlement and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) but not identical securities on a specified future date from the same party. To be considered similar, the securities returned to the Bond Funds generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. During the period before the repurchase, the Bond Fund forgoes principal and interest payments on the securities. The Bond Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Bond Fund's NAV and may be viewed as a form of leverage. One reason the Bond Funds enter into these transactions is to gain the economic benefit from the ownership of mortgage pools while avoiding the administrative cost of accounting for monthly principal and interest payments.

The market value of the mortgage pools may rise prior to the future settlement date which would benefit the Bond Funds. Conversely, the value of the mortgage pools could fall in which case the Bond Funds would incur a loss in market value. Cash which would be used to purchase the mortgages will be invested in instruments that are permissible investments for the applicable Bond Funds. Each Bond Fund will hold and maintain, until the settlement date, segregated cash or liquid assets in an amount equal to its forward purchase price.

Mortgages purchased for forward delivery involve certain risks, including a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Bond Fund. There is no assurance that mortgage dollar rolls will be economically beneficial to the Bond Funds.

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Municipal Instruments. The Bond Funds and the Money Market Fund may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.

Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

The Bond Funds and the Money Market Fund may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.

An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of

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its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described under "Foreign Securities," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The Bond Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds, under the supervision of the Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently it is not the intention of any Bond Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

Portfolio Turnover Rate. The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Investment Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Preferred Stocks. The Equity Funds and Bond Funds may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments and usually dividends than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts. Each Select Fund may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes

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in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Repurchase Agreements. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. Each Select Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). The Funds may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Securities Lending. The Select Funds may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, obligations issued or guaranteed by the U.S. government or its agencies, or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

The Funds have received an exemptive order from the SEC that permits each Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Funds' participation in a securities lending program. The Northern Trust Company serves as custodian for the Funds and Northern Trust Investments, Inc., a wholly-owned subsidiary of The Northern Trust Company, serves as a Sub-Adviser to several of the Funds. The exemptive relief also permits each Fund to invest up to 25% of its total assets in shares of a money market fund managed by The Northern Trust Company, to manage cash collateral received in connection with securities lending. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions.

Small Company Securities. The Small Cap Equity Fund invests primarily in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater

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price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Cap Equity Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500(R) Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Stripped Obligations. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Select Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, to the extent consistent with their respective investment objectives and strategies, the Select Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Funds are unaware of any binding legislative, judicial or administrative authority on this issue.

The Select Funds may buy Treasury inflation-linked securities. When a Fund buys inflation-indexed securities, the Treasury Department pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security's issue determines the fixed interest or coupon rate. At maturity, the Treasury Department redeems the Fund's securities at their inflation-adjusted principal or par amount, whichever is greater. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.

Other types of stripped securities may be purchased by the Bond Funds and Money Market Fund, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed

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obligations. A common type of SMBS will have one class receiving all of the interest payments ("interest only"), while the other class receives all of the principal repayments ("principal only"). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

Supranational Organization Obligations. The Bond Funds and the Money Market Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Swaps -- Generally. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund's investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, a Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Funds will segregate only the amount of its net obligation, if any.

Swaps -- Equity Swaps. Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indexes of stocks).

An Equity Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging

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purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Swaps -- Credit Default Swaps. Each Bond Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Bond Funds may act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.

Swaps -- Currency Swaps. The Equity Funds and the Bond Funds may enter into currency swaps, as described above under "Interest Rate Swaps, Floors and Caps and Currency Swaps." Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Swaps -- Swaptions. The Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

The Funds bear the market risk arising from any change in index values or interest rates. In addition, entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. See "Futures and Options" and "Swaps" above.

Swaps -- Total Return Swaps. Each Select Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

Temporary Defensive Positions. For temporary defensive purposes, the Funds may invest without limit in short-term high-quality money market obligations such as those eligible for purchase by the Money Market Fund. The Funds may also, for temporary defensive purposes, invest in shares of the Money Market Fund.

The Equity Index Fund. The Equity Index Fund seeks total return matching the total return performance of the S&P 500(R) Index. The S&P 500(R) Index is a market value-weighted index consisting of 500 common stocks that are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's(R) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's(R) primary objective for the S&P 500(R) Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500(R) Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected for inclusion by Standard & Poor's(R) because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's(R) makes no representation or warranty, implied or express, to purchasers of Equity Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500(R) Index to track general stock market performance.

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The Equity Index Fund is subject to the risk of tracking variance. It may exclude the stocks of certain companies included in the S&P 500(R) Index that are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board. Tracking variance also may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform the Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500(R) Index or the manner in which that Index is calculated or because the indexing and investment approaches of the Sub-Advisers do not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. If the performance of the Equity Index Fund is not comparable to the performance of the S&P 500(R) Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's(R), a division of The McGraw-Hill Companies, Inc. ("S&P(R)"). S&P(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P(R)'s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P(R) and of the S&P 500(R) Index which is determined, composed and calculated by S&P(R) without regard to the Licensee or the Fund. S&P(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P(R) is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P(R) has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P(R) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P(R) SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P(R) MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P(R) MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P(R) HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Money Market Fund. The Money Market Fund is subject to diversification requirements. It will not invest more than 5% of its total assets in the securities (including securities collateralizing a repurchase agreement) of a single issuer, except that it may invest in U.S. government securities or repurchase agreements that are collateralized by U.S. government securities without any such limitation.

The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 under the 1940 Act, which may allow the Fund to exceed limits specified in the Prospectus and this SAI for certain securities subject to guarantees or demand features. Rule 2a-7 also allows an exception for up to 3 business days from the diversification test for holding securities of one issuer, provided, among other things, that the securities are limited to first tier quality and constitute no more than 25% of the

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Money Market Fund's assets. The Fund will be deemed to satisfy the maturity, diversification, and quality requirements described in the Prospectus and this SAI to the extent it satisfies Rule 2a-7 requirements.

U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and stripped Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as Government National Mortgage Association participation certificates are backed by the full faith and credit of the U.S. Treasury. However, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the I.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

Variable and Floating Rate Instruments. The Bond Funds and the Money Market Fund may invest in variable and floating rate instruments to the extent consistent with their investment objectives and policies described in the Prospectus. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes, and (except for the Money Market Fund) leveraged inverse floating rate debt instruments and notes ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments (including inverse floaters) held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants and Rights. The Equity Funds may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

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Yankee Bonds. To the extent consistent with their respective investment policies, each Bond Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth under "Foreign Securities" in this SAI.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. To the extent consistent with their respective investment policies, each Bond Fund and the Money Market Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. (See "Taxation -- Tax Treatment of Fund Investments.") Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions are applicable to each Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund's outstanding shares. The Funds may not:

1. Invest in any company that is publicly recognized, as determined by the Annuity Board, as being in the liquor, tobacco, gambling, pornography, or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of the Annuity Board.

2. Purchase securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or, for the Money Market Fund, securities issued by domestic banks.

Statement of Additional Information                                           29

3. Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes, and (c) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

4. With respect to 75% of a Fund's total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.

5. Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of each Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of loans.

6. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7. Underwrite securities issued by any other person, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

8. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives.

Non-Fundamental Investment Restrictions. The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to all the Funds.

1. A Fund shall not invest in companies for purposes of exercising control or management.

2. A Fund shall not purchase securities on margin, except that a Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

3. A Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and amount to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities,

 30                                                               AB Funds Trust
   liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Funds may maintain short positions in U.S. Treasury securities and in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4. A Fund shall not purchase any portfolio security while borrowings representing more than 5% of the Fund's total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5. A Fund shall invest no more than 15% (10% with respect to the Money Market
   Fund) of the value of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

6. A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC.

7. Each of the Bond Funds, the Equity Index Fund, the Growth Equity Fund, the Value Equity Fund, the Small Cap Equity Fund, the International Equity Fund and the Global Equity Fund shall not change its policies regarding the investment of 80% of its assets consistent with its name without 60 days' prior notice to its shareholders.

If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. It is the intention of the Funds, unless otherwise indicated, that with respect to their policies that are a result of application of law, they will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws. None of these restrictions are intended to limit investments by the Blended Funds in shares of the Select Funds.

MANAGEMENT OF THE FUNDS

The Board of Trustees. The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Trustees and executive officers of the Funds, their ages, business addresses and their principal occupations during the past five years are set forth below.

--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                    TERM OF OFFICE                               COMPLEX       OTHER TRUSTEESHIPS/
NAME (DATE OF BIRTH), ADDRESS AND   AND LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN         DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)     DURING PAST 5 YEARS      BY TRUSTEE       HELD BY TRUSTEE
---------------------------------   --------------   -----------------------    ----------     -------------------
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
 Joseph A. Mack (11/22/39)            Since 2002    Director, Office of Public     17       N/A
 3400 Wilmont Avenue                                Policy, South Carolina
 Columbia, SC 29205                                 Baptist Convention,
 Trustee                                            1999 - present; Deputy
                                                    Director,
                                                    SC Retirement Systems.
--------------------------------------------------------------------------------------------------------------------------
 James Ray Taylor (10/19/33)          Since 2002    Retired since 1994.            17       N/A
 3009 Tanglewood Park West
 Fort Worth, TX 76109
 Trustee
--------------------------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           31

--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                    TERM OF OFFICE                               COMPLEX       OTHER TRUSTEESHIPS/
NAME (DATE OF BIRTH), ADDRESS AND   AND LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN         DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)     DURING PAST 5 YEARS      BY TRUSTEE       HELD BY TRUSTEE
---------------------------------   --------------   -----------------------    ----------     -------------------
--------------------------------------------------------------------------------------------------------------------------
 Michael R. Buster (11/18/57)         Since 2002    Executive Pastor,              17       N/A
 3656 Bridle Road                                   Prestonwood Baptist
 Prosper, Texas 75078                               Church, 1989 - present
 Trustee
--------------------------------------------------------------------------------------------------------------------------
 William Craig George (7/8/58)        Since 2004    Regional loan                  17       N/A
 617 Glen Eden Drive                                administrator, Central
 Raleigh, NC 27612                                  Carolina Bank, 1995 -
 Trustee                                            present.
--------------------------------------------------------------------------------------------------------------------------
 Kevin P. Mahoney (7/26/57)           Since 2004    Executive Pastor, FBC West     17       N/A
 First Baptist Church                               Palm Beach, FL, July
 1101 South Flagler Drive                           2000 - present;
 West Palm Beach, FL 33401                          Administrative Pastor, FBC
 Trustee                                            Merritt Island, FL, June
                                                    1995 - June 2000.
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------------
 George Tous van Nijkerk (8/12/39)    Since 2000    Executive Director of          17       Annuity Board -- Trustee
 2401 Cedar Springs Road                            Administration, Christ
 Dallas, TX 75201-1407                              Baptist Church, February
 Trustee                                            2004 - present;
                                                    Administrative Services
                                                    Director, Providence
                                                    Baptist Church,
                                                    1999 - 2004.
--------------------------------------------------------------------------------------------------------------------------
 Gerald B. Jones (5/24/32)            Since 2000    Owner, Jones Motorcars,        17       Annuity Board -- Trustee
 Jones Motorcars, Inc.                              Inc. 1957 - present.                    Bank of
 3535 N. College Avenue                                                                     Arkansas -- Director
 Fayetteville, AR 72703-5108
 Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                    TERM OF OFFICE                               COMPLEX       OTHER TRUSTEESHIPS/
NAME (DATE OF BIRTH), ADDRESS AND   AND LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN         DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)     DURING PAST 5 YEARS      BY TRUSTEE       HELD BY TRUSTEE
---------------------------------   --------------   -----------------------    ----------     -------------------
--------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES(3)
--------------------------------------------------------------------------------------------------------------------------
 John R. Jones (12/6/53)              Since 2000    Executive Vice President       N/A      N/A
 2401 Cedar Springs Road                            and Chief Operating
 Dallas, TX 75201-1407                              Officer, Annuity Board of
 President                                          the Southern Baptist
                                                    Convention, 1995 -
                                                    present.
--------------------------------------------------------------------------------------------------------------------------
 Rodric E. Cummins (6/28/57)          Since 2000    Executive Officer and          N/A      N/A
 2401 Cedar Springs Road                            Chief Investment Officer,
 Dallas, TX 75201-1407                              Annuity Board of the
 Vice President and Investment                      Southern Baptist
 Officer                                            Convention,
                                                    1998 - Present; Baptist
                                                    Foundation of Texas,
                                                    1984 - 1998.
--------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Billinger (12/5/46)       Since 2000    Executive Officer and          N/A      N/A
 2401 Cedar Springs Road                            Treasurer, Annuity Board
 Dallas, TX 75201-1407                              of the Southern Baptist
 Vice President and Treasurer                       Convention,
                                                    1995 - present.
--------------------------------------------------------------------------------------------------------------------------
 Rodney R. Miller (5/23/53)           Since 2000    General Counsel, Legal and     N/A      N/A
 2401 Cedar Springs Road                            Compliance, Annuity Board
 Dallas, TX 75201-1407                              of the Southern Baptist
 Vice President, Secretary and                      Convention,
 Chief Legal Officer                                1995 - present.
--------------------------------------------------------------------------------------------------------------------------

 32                                                               AB Funds Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                    TERM OF OFFICE                               COMPLEX       OTHER TRUSTEESHIPS/
NAME (DATE OF BIRTH), ADDRESS AND   AND LENGTH OF    PRINCIPAL OCCUPATION(S)     OVERSEEN         DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)     DURING PAST 5 YEARS      BY TRUSTEE       HELD BY TRUSTEE
---------------------------------   --------------   -----------------------    ----------     -------------------
--------------------------------------------------------------------------------------------------------------------------
 Patricia A. Weiland (8/25/59)        Since 2004    Director, Mutual Funds,        N/A      N/A
 2401 Cedar Springs Road                            Annuity Board of the
 Dallas, TX 75201-1407                              Southern Baptist
 Vice President and                                 Convention, 2000 -
 Chief Compliance Officer                           present; Vice-President,
                                                    Northern Trust Company,
                                                    1998 - 2000.
--------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee serves for an indefinite term, until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

(2) Messrs. Tous van Nijkerk and Jones are "interested persons" of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of the Annuity Board.

(3) The executive officers of the Trust may be deemed to be affiliates of the Investment Adviser due to their positions with the Investment Adviser and/or the Annuity Board.

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. Currently, the Board is comprised of eight individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of the Annuity Board. The remaining Trustees are referred to as "Disinterested" or "Independent" Trustees. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. All Trustees serving on the Trust's Board at all times must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. Currently, the Board has a Nominating Committee, an Audit Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George and Mahoney. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Trust's governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2004, there were three meetings of the Nominating Committee.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Taylor, Buster, George and Mahoney. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2004, there were three meetings of the Audit Committee.

Valuation Committee. The Board has a Valuation Committee, comprised of all the Trustees, certain officers of the Trust and employees of PFPC Inc., which provides accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an adhoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting

Statement of Additional Information                                           33
following the Valuation Committee's meeting. During the fiscal year ended December 31, 2004, there were seven meetings of the Valuation Committee.

Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust's family of investment companies overseen by him), as of December 31, 2004.

--------------------------------------------------------------------------------

                          DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO OF
NAME OF TRUSTEE                                 THE TRUST
---------------           ------------------------------------------------------
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 George Tous van Nijkerk  $10,001-$50,000 in the Low-Duration Bond Fund
                          $10,001-$50,000 in the Value Equity Fund
                          $10,001-$50,000 in the Small Cap Equity Fund
                          $10,001-$50,000 in the International Equity Fund
                          Over $100,000 in the Capital Opportunities Fund
--------------------------------------------------------------------------------
 Gerald B. Jones          NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Joseph A. Mack           $10,001-$50,000 in the Growth and Income Fund
                          $10,001-$50,000 in the Capital Opportunities Fund
--------------------------------------------------------------------------------
 James Ray Taylor         NONE
--------------------------------------------------------------------------------
 Michael R. Buster        $10,001-$50,000 in the Medium-Duration Bond Fund
                          Over $100,000 in the Value Equity Fund
                          Over $100,000 in the International Equity Fund
                          Over $100,000 in the Small Cap Equity Fund
--------------------------------------------------------------------------------
 William Craig George     NONE
--------------------------------------------------------------------------------
 Kevin P. Mahoney         $10,001-$50,000 in the Value Equity Fund
                          $10,001-$50,000 in the Growth Equity Fund
                          $10,001-$50,000 in the Small Cap Equity Fund
                          $10,001-$50,000 in the International Equity Fund
                          $10,001-$50,000 in the Equity Index Fund
                          $10,001-$50,000 in the Growth & Income Fund
                          $10,001-$50,000 in the Global Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------  -------------------------------------------------------
                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                WITHIN THE FAMILY OF INVESTMENT COMPANIES
---------------           ---------------------------------------------------
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 George Tous van Nijkerk  Over $100,000
--------------------------------------------------------------------------------
 Gerald B. Jones          NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Joseph A. Mack           $50,001-$100,000
--------------------------------------------------------------------------------
 James Ray Taylor         NONE
--------------------------------------------------------------------------------
 Michael R. Buster        Over $100,000
--------------------------------------------------------------------------------
 William Craig George     NONE
--------------------------------------------------------------------------------
 Kevin P. Mahoney         Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of March 31, 2005.

As of December 31, 2004, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust's Investment Adviser, Sub-Advisers or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser, Sub-Advisers or Distributor.

Mr. Mack is a beneficiary of a health plan sponsored by the Annuity Board, and a beneficiary of the South Carolina Baptist Convention Annuity Plan.

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

The Investment Adviser. The Funds have employed SBC Financial Services, Inc., ("SBC Financial") a Texas non-profit corporation, as their Investment Adviser. The Annuity Board is the sole member of, and therefore controls, the Investment Adviser. The Annuity Board also controls SBC Trust Services, Inc., a Texas non-profit corporation which serves as custodian of certain IRAs invested in the Funds. Thus, the Trust, SBC Financial and SBC Trust Services, Inc. are under the common control of the Annuity Board. The Annuity Board was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional

 34                                                               AB Funds Trust
investment programs. The Annuity Board is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

The Trust and the Investment Adviser have entered into an Investment Advisory Agreement with respect to each Fund which is renewable annually, after an initial term of two years, by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. The Agreement will continue in effect from year to year thereafter only if such continuance is approved annually by either the Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund, and in either case by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party to the Agreements, voting in person at a meeting called for the purpose of voting on such approvals. The Agreement may be terminated at any time without penalty by the Board of Trustees, by votes of the shareholders or by the Investment Adviser, upon sixty days written notice. The Agreement terminates automatically if assigned.

The Sub-Advisers. The Investment Adviser and the Trust have entered into a Sub-Advisory Agreement with Northern Trust Investments, Inc. ("Northern Investments") whereby Northern Investments is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Northern Investments may from time to time invest in long and/or short positions in Treasury securities and derivative instruments such as futures contracts within the Blended Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

In addition, the Investment Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage each Select Fund's investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Investment Adviser, to make day-to-day investment decisions for the Select Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Select Funds in accordance with each Select Fund's investment objectives and policies. The Investment Adviser allocates the portion of each Select Fund's assets for which a Sub-Adviser will make investment decisions. The Investment Adviser may make reallocations at any time in its discretion.

Continuance of the Sub-Advisory Agreements, after the second year, must be specifically approved at least annually (i) by vote of the Trustees or by vote of the shareholders of the Funds, and (ii) by vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreements or "interested persons" of any part thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements will terminate if assigned, and are terminable at any time without penalty by the Sub-Adviser or by the Trustees of the Funds, or by a majority of the outstanding shares of the Funds, on 60 days' written notice to the Investment Adviser and the Sub-Advisers.

Advisory Fees. Under the Investment Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Investment Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund's average net assets.

In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Trustees (including all of the Independent Trustees) primarily considered whether approving the Investment Advisory Agreement and the Sub-Advisory Agreements (the "Advisory Agreements") would be in the best interest of each Fund and its shareholders, an evaluation largely based on the nature and quality of the services to be provided under the Advisory Agreements and the overall fairness of the agreement to the Funds. With respect to the nature and quality of the services provided, the Board of Trustees considered the performance of each Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies and the degree of risk undertaken by the Sub-Advisers.

The Board of Trustees also reviewed and evaluated a report prepared by an independent consulting firm engaged by the Investment Adviser that outlined comparative performance and fee information to assist the Trustees in their consideration of these matters. With respect to the overall fairness of the Advisory Agreements, the Board of Trustees primarily considered the fee structure of the Advisory Agreements. The Board reviewed information about the rate of compensation paid to the Investment Adviser and Sub-Advisers, overall expense ratios for

Statement of Additional Information                                           35
mutual funds comparable in size, character and investment strategy to the Funds. The Board also considered voluntary limits on Fund expenses undertaken by the Investment Adviser. The Board of Trustees considered whether each Fund and its shareholders might benefit from any economies of scale as well as whether the Investment Adviser and Sub-Advisers would receive fall-out benefits that should be taken into consideration in negotiating the fee. In considering these matters, the Independent Trustees met separately with experienced 1940 Act counsel who is independent of the Investment Adviser and the Distributor.

In addition to the annual meeting of the Board of Trustees at which the Advisory Agreements are reviewed, the Board meets at least three more times each year to review the investment performance of each Fund and to provide oversight management of the Trust. At the quarterly meetings of the Board of Trustees the Investment Adviser and selected Sub-Advisers make presentations to the Board providing additional opportunities to discuss performance of the Funds and other operational matters, including compliance matters.

For the fiscal years ended December 31, advisory fees paid to the Investment Adviser and the aggregate advisory fees paid to the Sub-Advisers were as follows:

                                    2004                          2003                          2002
                           PAID TO       PAID TO         PAID TO       PAID TO         PAID TO       PAID TO
                          INVESTMENT       SUB-         INVESTMENT       SUB-         INVESTMENT       SUB-
FUND                       ADVISER       ADVISERS        ADVISER       ADVISERS        ADVISER       ADVISERS
----------------------------------------------------------------------------------------------------------------------
Flexible Income           $ 281,802     $    2,990      $ 273,519     $    3,115      $ 282,483     $    4,098
----------------------------------------------------------------------------------------------------------------------
Growth & Income           1,193,211         16,455      1,054,654         13,384      1,095,029         14,472
----------------------------------------------------------------------------------------------------------------------
Capital Opportunities       954,017         11,914        803,747         11,263        818,608         15,252
----------------------------------------------------------------------------------------------------------------------
Global Equity               859,781          9,677        687,853         10,697        720,202         12,835
----------------------------------------------------------------------------------------------------------------------
Flexible Income I            29,746            332         13,907            138            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Growth & Income I           107,685          1,984         33,200            587            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Capital Opportunities
  I                          62,378          1,313         25,846            558            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Global Equity I              28,513            653         11,400            230            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
International Equity      4,881,513      5,155,589      3,752,543      4,034,061      3,594,515      3,865,898
----------------------------------------------------------------------------------------------------------------------
Small Cap Equity          1,306,804      3,311,130        901,742      2,367,339        857,576      2,278,616
----------------------------------------------------------------------------------------------------------------------
Growth Equity             6,790,977      4,991,703      5,790,679      3,475,504      5,682,638      3,204,094
----------------------------------------------------------------------------------------------------------------------
Value Equity              5,604,857      3,196,507      4,511,177      2,739,566      4,558,395      2,753,756
----------------------------------------------------------------------------------------------------------------------
Equity Index                616,910          6,873        510,356         95,303        488,261         90,289
----------------------------------------------------------------------------------------------------------------------
Money Market              1,244,715        577,903      1,311,922        609,106      1,281,173        594,830
----------------------------------------------------------------------------------------------------------------------
Extended-Duration Bond    1,215,868        978,467      1,203,470        979,128      1,112,378        972,724
----------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond      1,924,817      1,718,990      1,839,564      1,655,698      1,879,036      1,690,966
----------------------------------------------------------------------------------------------------------------------
Low-Duration Bond         1,631,402      1,700,226      1,593,181      1,666,980      1,600,792      1,670,205
----------------------------------------------------------------------------------------------------------------------

The Investment Adviser has agreed, through April 30, 2006, to waive fees and reimburse expenses of the GS2 Class, GS4 Class, GS6 Class and GS8 Class of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, a specified annual percentage rate of each Class'

 36                                                               AB Funds Trust
average daily net assets, which are set forth in the prospectus. For the fiscal years ended December 31, the Investment Adviser waived fees and reimbursed expenses as follows:

                                         2004                      2003                       2002
                                   FEES       EXPENSES       FEES       EXPENSES        FEES       EXPENSES
FUND                              WAIVED     REIMBURSED     WAIVED     REIMBURSED      WAIVED     REIMBURSED
------------------------------------------------------------------------------------------------------------
Flexible Income                 $  117,642    $    --     $  114,343    $    --      $  109,960      $ --
------------------------------------------------------------------------------------------------------------
Growth & Income                     11,549         --         21,177         --          26,334        --
------------------------------------------------------------------------------------------------------------
Capital Opportunities               28,222         --         55,595         --          63,707        --
------------------------------------------------------------------------------------------------------------
Global Equity                       44,960         --         69,563         --          81,477        --
------------------------------------------------------------------------------------------------------------
Flexible Income I                   29,746     35,696         13,907     20,531             N/A       N/A
------------------------------------------------------------------------------------------------------------
Growth & Income I                   52,113         --         33,200      3,820             N/A       N/A
------------------------------------------------------------------------------------------------------------
Capital Opportunities I             62,378      1,442         25,846     11,526             N/A       N/A
------------------------------------------------------------------------------------------------------------
Global Equity I                     28,513     38,994         11,400     25,413             N/A       N/A
------------------------------------------------------------------------------------------------------------
International Equity             1,635,218         --      1,263,010         --       1,255,540        --
------------------------------------------------------------------------------------------------------------
Small Cap Equity                   524,217         --        523,923         --         532,340        --
------------------------------------------------------------------------------------------------------------
Growth Equity                    1,174,603         --      1,146,568         --       1,156,668        --
------------------------------------------------------------------------------------------------------------
Value Equity                       304,962         --        437,954         --         423,135        --
------------------------------------------------------------------------------------------------------------
Equity Index                        74,504         --        183,553         --         166,090        --
------------------------------------------------------------------------------------------------------------
Money Market                       (46,872)        --         22,759         --          84,126        --
------------------------------------------------------------------------------------------------------------
Extended-Duration Bond              77,079         --         95,841         --         123,825        --
------------------------------------------------------------------------------------------------------------
Medium-Duration Bond               758,345         --        714,302         --         830,794        --
------------------------------------------------------------------------------------------------------------
Low-Duration Bond                  504,001         --        441,527         --         507,920        --
------------------------------------------------------------------------------------------------------------

Each Fund has agreed to reimburse the Investment Adviser for any operating expenses in excess of the expense limitation paid, waived or assumed by the Investment Adviser for that Fund during the limitation period, provided the Investment Adviser would not be entitled to recapture any amount that would cause a Fund's operating expenses to exceed the expense limitation during the year in which the recapture would be made, and provided further that no amount will be recaptured by the Investment Adviser more than three years after the year in which it was incurred or waived by the Investment Adviser.

The Investment Adviser recaptured the following amounts during the fiscal year ended December 31, 2004:

FUND                                                            GS2 CLASS    GS4 CLASS    GS6 CLASS
---------------------------------------------------------------------------------------------------
Growth & Income                                                     N/A       $ 6,804          --
---------------------------------------------------------------------------------------------------
Money Market                                                     $1,554       $78,206          --
---------------------------------------------------------------------------------------------------
Extended-Duration Bond                                           $1,371            --      $7,767
---------------------------------------------------------------------------------------------------
Equity Index                                                     $8,620            --          --
---------------------------------------------------------------------------------------------------
Value Equity                                                     $8,328            --          --
---------------------------------------------------------------------------------------------------

The Funds have been granted an order by the SEC that permits the Investment Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval, and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the applicable Select Fund will be notified of such a change within 90 days.

The Investment Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Equity Funds. The

Statement of Additional Information                                           37
amount of operating expenses paid through such brokerage service arrangements for the fiscal year ended December 31, 2004 were as follows:

                                                                  EXPENSES PAID THROUGH
FUND                                                          BROKERAGE SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------------------
Value Equity                                                             $128,459
--------------------------------------------------------------------------------------------
Growth Equity                                                             115,076
--------------------------------------------------------------------------------------------
Small Cap Equity                                                          129,288
--------------------------------------------------------------------------------------------
International Equity                                                      200,125
--------------------------------------------------------------------------------------------

Control Persons of Sub-Advisers. The following is a description of parties who control the Sub-Advisers.

MONEY MARKET FUND:

BlackRock Institutional Management Corporation ("BIMC"), Wilmington,
Delaware: BIMC is an wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock") is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. As of February 27, 2004, PNC indirectly owns approximately 71% of BlackRock's outstanding common stock.

LOW-DURATION BOND FUND:

BlackRock Advisors, Inc. ("BAI"), Wilmington, Delaware: BAI is an wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock") is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. February 27, 2004, PNC indirectly owns approximately 71% of BlackRock's outstanding common stock.

Northern Trust Investments, N.A.("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Pacific Investment Management Company LLC ("PIMCO"), Newport Beach,
California: PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management, LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based multinational insurance and financial services holding company.

Payden & Rygel, Los Angeles, California: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $50 billion in assets under management. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on

 38                                                               AB Funds Trust
their overall investment strategies. The firm manages its portion of the Low Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee, comprised of managing principals averaging a 14-year tenure with the firm, oversees the investment process.

MEDIUM-DURATION BOND FUND:

Goldman Sachs Asset Management, L.P. ("GSAM"), New York, NY: GSAM, a registered investment adviser since 1990, is headquartered in New York. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for its clients. GSAM is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co.

Northern Trust Investments, N.A.("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Pacific Investment Management Company LLC ("PIMCO"), Newport Beach,
California: PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company, which is owned by Pacific Asset Management LLC and PIMCO Holding LLC. PIMCO Holding LLC's sole member is Allianz GP Sub LLC, which is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual holding Company. Allianz A.G. indirectly holds a controlling interest in PIMCO Advisors. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based multinational insurance and financial services holding company.

Western Asset Management Company, Pasadena, California: Western Asset Management Company is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Limited ("WAML"), London, England: The firm is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. It is an affiliated company of Western Asset Management Company, a sub-adviser to the Medium-Duration Bond Fund.

EXTENDED-DURATION BOND FUND:

Loomis, Sayles & Company, L.P., Boston, Massachusetts: Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America is part of an international Asset Management Group based in Paris, France. The Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Statement of Additional Information                                           39

STW Fixed Income Management Ltd. ("STW"), Santa Barbara, California: STW's controlling person is William H. Williams, CEO and CIO, who owns 100% of the common stock of the privately held company.

EQUITY INDEX FUND:

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

VALUE EQUITY FUND:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS"), Dallas, Texas: BHMS is wholly-owned by Old Mutual Asset Managers (US) LLC, which is a wholly-owned subsidiary of Old Mutual PLC, an international financial services group based in London.

Equinox Capital Management, LLC, New York, New York: Equinox Capital Management, LLC is owned entirely by active employees. It is not affiliated with, nor participates in joint ventures with, any other firm. Ronald J. Ulrich, Chairman, owns a controlling interest.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Numeric Investors LLC ("Numeric"), Cambridge, MA: Numeric (formerly Numeric Investors L.P.) was created and began managing investments in December 1989. The firm is a Delaware limited liability company owned by its founder and president, Langdon B. Wheeler, its senior employees, and a private equity partner, TA Associates, which has a 5% equity stake. TA has warrants, which if exercised, would result in their ownership rising to approximately 48% of Numeric.

GROWTH EQUITY FUND:

Marsico Capital Management, LLC ("Marsico"), Denver, Colorado: Marsico is a registered investment advisor since September 1997. Marsico is a wholly-owned indirect subsidiary of Bank of America Corporation.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

RCM, San Francisco, California: RCM is an indirect, wholly-owned subsidiary of Allianz Global Investors AG, which is in turn a wholly-owned subsidiary of Allianz AG. Allianz and RCM are committed to the integrity of their investment platform and the retention and overall well-being of employees is key. RCM does not anticipate that there will be any changes to the portfolio management of the Fund.

Sands Capital Management, Inc, ("Sands") Arlington, Virginia: Sands is a registered investment advisory firm founded in 1992. Sands is an independently owned corporation headquartered in Arlington, Virginia.

 40                                                               AB Funds Trust

TCW Investment Management Company ("TCW"), Los Angeles, California: TCW has been providing investment management services since 1971. The TCW Group principally includes the parent company, The TCW Group, Inc.; Trust Company of the West, an independent trust company chartered by the State of California; TCW Asset Management Company (TAMCO); TCW Investment Management Company (TIMCO); and TCW London International, Limited (TCW London). TAMCO, TIMCO and TCW London are investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. TCW is further divided into three divisions for AIMR compliance purposes: the Marketable Securities Division; the Alternative Investments and Structured Products Division; and the Managed Accounts Division. On July 6, 2001, The TCW Group, Inc. became an indirect subsidiary of Societe Generale, S.A., upon the sale of a 51% of its outstanding voting shares of stock to Societe Generale Asset Management, S.A. (SGAM). Societe Generale, S.A. is a publicly held financial firm headquartered in Paris, France. Between 2003 and 2006, SGAM will acquire another 19% stake in TCW, for a total ownership position of 70%. The remaining 30% ownership of TCW will remain in the firm and will be sold back to other TCW employees by existing TCW shareholders as they retire or leave the firm. Of the percentage remaining at TCW, approximately 97% is owned by it's active senior employees and 3% owned by certain outside directors.

SMALL CAP EQUITY FUND:

Aronson+Johnson+Ortiz LP, Philadelphia, Pennsylvania: Aronson+Johnson+Ortiz is wholly-owned and operated by nine active partners. Founder of the firm, Theodore
R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

Lord, Abbett & Co. LLC ("Lord Abbett"), Jersey City, NJ: Lord Abbett is a registered investment advisory firm founded in 1929. Lord Abbett is a private, independent money management company.

Lotsoff Capital Management ("LCM"), Chicago, Illinois: LCM is a registered investment advisory firm founded in 1981. LCM is independently owned by its 17 general partners.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Provident Investment Counsel, Inc. ("PIC"), Pasadena, California: PIC is wholly-owned by Old Mutual plc, a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance.

TimesSquare Capital Management, Inc. ("TSCM"), New York, New York: TSCM is a registered investment advisory firm founded in 2000. TSCM is a wholly-owned subsidiary of CIGNA Investment Group, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation.

TSCM has notified the Trust of its impending acquisition by Affiliated Managers Group, Inc., an asset management holding company. The transaction is expected to close during the fourth quarter of 2004.

INTERNATIONAL EQUITY FUND:

Alliance Capital Management L.P. ("Alliance Capital"), New York, NY: Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial") is the general partner. Alliance Capital Management Holding L.P.

Statement of Additional Information                                           41

("Alliance Holding") owns approximately 31.7% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). Equity interests of Alliance Holding are traded on the NYSE in the form of units ("Alliance Holding Units"). As of December 31, 2004, AXA Financial, together with ACMC and certain of its wholly-owned subsidiaries, beneficially owned approximately 1.8% of the outstanding Alliance Holding Units and 61.3% of economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is wholly-owned subsidiary of AXA, a French insurance holding company.

Capital Guardian Trust Company ("CGTC"), Los Angeles, California: CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc.

Mondrian Investment Partners Limited ("Mondrian"), London, England: Mondrian (formerly Delaware International Advisers, Ltd.) is owned by a holding company controlled by senior members of its management and private equity funds sponsored by Hellman & Friedman LLC.

Genesis Asset Managers LLP ("Genesis"), Guernsey, Channel Islands: Genesis (formerly Genesis Asset Managers Limited) which operates out of Guernsey, Channel Islands is part of the Genesis Group which specializes in the investment management of Emerging Markets. The Genesis Group was formed in 1989 and as of June 2004, is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by Genesis management. As of December 31, 2004, Genesis had approximately $10.8 billion assets under management. Investment decisions for its portion of the International Equity Fund are made by a team of country, sector and industry specialists at Genesis.

Philadelphia International Advisors, L.P., Philadelphia,
Pennsylvania: Philadelphia International Advisors, L.P. ("PIA") is a registered investment adviser with the SEC and is a limited partnership with Glenmede Trust Company. The general partner is Philadelphia International Partners, L.P., the principals (10) of which are PIA's investment professionals and two senior managers. The Glenmede Trust Company transferred its international equities business to PIA effective January, 2002.

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Oechsle International Advisors, LLC, Boston, Massachusetts: Oechsle International Advisors, LLC is a Delaware limited liability company. Oechsle Group, LLC, also a Delaware limited liability company, is its Member Manager. Oechsle Group, LLC controls Oechsle International Advisors, LLC. Oechsle Group, LLC is controlled by the Executive Managing Principals. The Executive Managing Principals are: L. Sean Roche, Chief Operating Officer and Chief Investment Officer; Stephen P. Langer, Director of Marketing; and Warren R. Walker. Effective January 1, 2005, Mr. Roche became Chief Investment Officer replacing Mr. Keesler in this role. Mr. Keesler will oversee a separate investment division of the firm.

Walter Scott & Partners Limited, Edinburgh, Scotland: Walter Scott & Partners, established in 1983, is an independent investment management firm. It is wholly owned by active employees. The founders and senior investment professionals have in excess of 15 years experience each investing in the equity around the world.

THE BLENDED FUNDS:

Northern Trust Investments, N.A. ("Northern Investments"), Chicago,
Illinois: Northern Investments is a wholly-owned subsidiary of The Northern Trust Company, an Illinois state chartered bank, which serves as the custodian for the Funds. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust

 42                                                               AB Funds Trust

Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions.

Fund Expenses. Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares. Each Blended Fund also bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. In addition, the Fund may allocate transfer agency and certain other expenses by Class.

Statement of Additional Information                                           43

PORTFOLIO MANAGERS

Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended December 31, 2004.

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 Alliance Capital Management
   L.P.

 Ed Baker                              9        $1,254          2          $343            6         $657

 Aronson+Johnson+Ortiz LP*            12        $3,277         16         $3,210          79        $12,820

 Theodore R. Aaronson

 Kevin M. Johnson

 Gina Marie N. Moore

 Martha E. Ortiz

 Barrow, Hanley, Mewhinney &
   Strauss, Inc.

 J. Ray Nixon                         N/A         N/A           5          $101           26        $2,696

 BlackRock Advisors, Inc.

 Scott Amero                          35        $17,200        42         $11,500         384       $96,300

 Keith Anderson                       30        $15,000        35         $10,300         366       $90,700

 Todd Kopstein                         3        $2,100         11         $1,700          46        $9,900

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 Alliance Capital Management
   L.P.
 Ed Baker                             N/A        N/A         N/A        N/A         2        $1,013
 Aronson+Johnson+Ortiz LP*             3        $143          2        $278         35       $3,039
 Theodore R. Aaronson
 Kevin M. Johnson
 Gina Marie N. Moore
 Martha E. Ortiz
 Barrow, Hanley, Mewhinney &
   Strauss, Inc.
 J. Ray Nixon                         N/A        N/A         N/A        N/A        N/A        N/A
 BlackRock Advisors, Inc.
 Scott Amero                          N/A        N/A          3       $2,600        20       $5,900
 Keith Anderson                       N/A        N/A          3       $2,600        20       $5,900
 Todd Kopstein                        N/A        N/A         N/A        N/A         3         $588

 44                                                               AB Funds Trust

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 Capital Guardian Trust Company

 David I. Fisher                      24        $26,320        36         $47,660         379      $110,300

 Arthur J. Gromadzki                  13        $4,720         10         $28,340         195       $51,460

 Richard N. Havas                     15        $5,530         23         $36,200         278       $83,480

 Seung Kwak                           13        $4,720         11         $28,440         187       $49,690

 Nancy J. Kyle                        16        $21,610        30         $44,340         230       $66,120

 Equinox Capital Management, LLC

 Wendy D. Lee                         N/A         N/A          N/A          N/A            5         $912

 Genesis Asset Managers LLP

 Karen Yerburgh                       N/A         N/A           2          $382            3         $924

 Paul Ballantyne                      N/A         N/A          N/A          N/A            1         $883

 Andrew Elder                          1         $161           3          $728           N/A         N/A

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 Capital Guardian Trust Company
 David I. Fisher                       1        $620          4        $430         14       $9,250
 Arthur J. Gromadzki                   1        $620         N/A        N/A         15       $6,010
 Richard N. Havas                      1        $620         N/A        N/A         12       $6,820
 Seung Kwak                            1        $620         N/A        N/A         9        $6,620
 Nancy J. Kyle                         1        $620         N/A        N/A         11       $6,660
 Equinox Capital Management, LLC
 Wendy D. Lee                         N/A        N/A         N/A        N/A        N/A        N/A
 Genesis Asset Managers LLP
 Karen Yerburgh                       N/A        N/A         N/A        N/A        N/A        N/A
 Paul Ballantyne                      N/A        N/A         N/A        N/A        N/A        N/A
 Andrew Elder                         N/A        N/A         N/A        N/A        N/A        N/A

Statement of Additional Information                                           45

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

Goldman Sachs Asset Management,
  L.P.

 Jonathan Beinner                     24        $16,500        47         $22,400        1,060      $88,700

 Tom Kenny                            24        $16,500        47         $22,400        1,060      $88,700

 Chris Sullivan                        7        $2,800          6         $3,900          152       $39,800

 James Clark                           7        $2,800          6         $3,900          152       $39,800

 Philip Moffitt                        4         $491          31         $10,400         95        $25,300

 Andrew Wilson                         4         $491          31         $10,400         95        $25,300

 Iain Lindsay                          4         $491          31         $10,400         95        $25,300

 Jim Cielinski                         6        $2,800         30         $14,200         172       $62,100

 Tom Teles                            11        $7,900         10         $4,800          175       $53,500

 Loomis, Sayles & Company, L.P.

 Daniel J. Fuss                       10        $5,599          4          $190           71        $10,148

 Lord, Abbett & Co. LLC

 Michael T. Smith                      4         $547          N/A          N/A            2         $167

 Lotsoff Capital Management*           1          $60           3          $100           122       $1,784

 Joseph N. Pappo

 Donald W. Reid, PhD

 Marsico Capital Management, LLC

 Thomas F. Marsico                    29        $21,648        11         $1,045          167       $16,997

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
Goldman Sachs Asset Management,
  L.P.
 Jonathan Beinner                     N/A        N/A          13      $7,900        26      $11,300
 Tom Kenny                            N/A        N/A          13      $7,900        26      $11,300
 Chris Sullivan                       N/A        N/A          4       $3,800        4        $1,500
 James Clark                          N/A        N/A          4       $3,800        4        $1,500
 Philip Moffitt                       N/A        N/A          9       $4,100        12       $5,500
 Andrew Wilson                        N/A        N/A          9       $4,100        12       $5,500
 Iain Lindsay                         N/A        N/A          9       $4,100        12       $5,500
 Jim Cielinski                        N/A        N/A          9       $7,600        13       $6,900
 Tom Teles                            N/A        N/A          4       $3,800        12       $5,300
 Loomis, Sayles & Company, L.P.
 Daniel J. Fuss                       N/A        N/A         N/A        N/A         5        $1,371
 Lord, Abbett & Co. LLC
 Michael T. Smith                     N/A        N/A         N/A        N/A        N/A        N/A
 Lotsoff Capital Management*          N/A        N/A          1         $14        N/A        N/A
 Joseph N. Pappo
 Donald W. Reid, PhD
 Marsico Capital Management, LLC
 Thomas F. Marsico                    N/A        N/A         N/A        N/A        N/A        N/A

 46                                                               AB Funds Trust

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 Mondrian Investment Partners
   Ltd.

 Russell Mackie                        2         $400          N/A          N/A           21        $2,600

 Clive A. Gillmore                    12        $4,300         N/A          N/A           17        $1,800

 Northern Trust Investments,
   N.A.*                              367      $198,700        N/A          N/A           N/A         N/A

 Alexander Matturri

 Kai Yee Wong

 Brent Reeder

 Lucy Johnston

 Chad Rakvin

 Numeric Investors LLC

 Arup K. Datta                         2         $701           3          $220           34        $4,348

 Joseph J. Schirripa                   2         $241           1           $57           21        $3,068

 Oechsle International Advisors,
   LLC*                                2         $218           3          $335           38        $4,986

 Peter Sanborn

 Martina Oechsle Vasconcelles

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 Mondrian Investment Partners
   Ltd.
 Russell Mackie                       N/A        N/A         N/A        N/A        N/A        N/A
 Clive A. Gillmore                    N/A        N/A         N/A        N/A        N/A        N/A
 Northern Trust Investments,
   N.A.*                              N/A        N/A         N/A        N/A        N/A        N/A
 Alexander Matturri
 Kai Yee Wong
 Brent Reeder
 Lucy Johnston
 Chad Rakvin
 Numeric Investors LLC
 Arup K. Datta                         1        $334          2        $164         10       $1,818
 Joseph J. Schirripa                   1         35          N/A        N/A         5        $1,289
 Oechsle International Advisors,
   LLC*                               N/A        N/A         N/A        N/A         7         $840
 Peter Sanborn
 Martina Oechsle Vasconcelles

Statement of Additional Information                                           47

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 Pacific Investment Management
   Company LLC

 Chris Dialynas                       10        $2,255         14         $5,934          95        $38,589

 Payden & Rygel

 James Sarni                           5        $1,100         N/A          N/A           26        $4,800

 Colleen Ambrose                       5        $1,100         N/A          N/A            2         $200

 Joyce Horn                            1         $200           1          $500           25        $4,000

 Philadelphia International
   Advisors, L.P.*                     5        $2,495          3          $487           53        $2,414

 Andrew B. Williams

 Robert Benthem de Grave

 Frederick Herman

 Peter O'Hara

 Provident Investment Counsel,
   Inc.*                               3         $347           1         $1,300          21         $895

 Ned W. Brines

 Andrew J. Pearl

 Barry B. Burch

 Anne E. Westreich

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 Pacific Investment Management
   Company LLC
 Chris Dialynas                       N/A        N/A         N/A        N/A         12       $2,634
 Payden & Rygel
 James Sarni                          N/A        N/A         N/A        N/A         1         $500
 Colleen Ambrose                      N/A        N/A         N/A        N/A        N/A        N/A
 Joyce Horn                           N/A        N/A         N/A        N/A        N/A        N/A
 Philadelphia International
   Advisors, L.P.*                    N/A        N/A         N/A        N/A         3         $238
 Andrew B. Williams
 Robert Benthem de Grave
 Frederick Herman
 Peter O'Hara
 Provident Investment Counsel,
   Inc.*                              N/A        N/A         N/A        N/A         1         $23
 Ned W. Brines
 Andrew J. Pearl
 Barry B. Burch
 Anne E. Westreich

 48                                                               AB Funds Trust

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 RCM Capital Management LLC

 Brad Branson, CFA                     1         $435          N/A          N/A            4         $377

 Ray Edelman                          N/A         N/A           1          $538            3         $111

 Sands Capital Management, Inc.

 Frank M. Sands, Sr., CFA              4        $1,062         N/A          N/A          1,133      $10,363

 David E. Levanson, CFA                4        $1,062         N/A          N/A          1,133      $10,363

 Frank M. Sands, Jr., CFA              4        $1,062         N/A          N/A          1,133      $10,363

 A. Michael Sramek, CFA               N/A         N/A           3          $315          1,133      $10,363

 STW Fixed Income Management
   Ltd.*                               1         $240          N/A          N/A           74        $10,100

 William H. Williams

 Edward H. Jewett

 Richard A. Rezek Jr., CFA

 David J. Mulholland

 John Barclay Rodgers, CFA

 TCW Investment Management
   Company*                            9        $5,829          9         $2,575          218       $17,293

 Craig C. Blum

 Stephen A. Burlingame

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 RCM Capital Management LLC
 Brad Branson, CFA                    N/A        N/A         N/A        N/A        N/A        N/A
 Ray Edelman                          N/A        N/A         N/A        N/A        N/A        N/A
 Sands Capital Management, Inc.
 Frank M. Sands, Sr., CFA              1        $132         N/A        N/A         6         $893
 David E. Levanson, CFA                1        $132         N/A        N/A         6         $893
 Frank M. Sands, Jr., CFA              1        $132         N/A        N/A         6         $893
 A. Michael Sramek, CFA               N/A        N/A         N/A        N/A         6         $893
 STW Fixed Income Management
   Ltd.*                              N/A        N/A         N/A        N/A        N/A        N/A
 William H. Williams
 Edward H. Jewett
 Richard A. Rezek Jr., CFA
 David J. Mulholland
 John Barclay Rodgers, CFA
 TCW Investment Management
   Company*                           N/A        N/A          1         $57         6        $1,712
 Craig C. Blum
 Stephen A. Burlingame

Statement of Additional Information                                           49

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 TimesSquare Capital Management,
   Inc.

 Yvette Bockstein                     71        $5,220         N/A          N/A           N/A         N/A

 Grant Babyak                         87        $5,523         N/A          N/A           N/A         N/A

 Ian Anthony Rosenthal                87        $5,523         N/A          N/A           N/A         N/A

 Kenneth Duca                         87        $5,523         N/A          N/A           N/A         N/A

 Andrew Galligan                      87        $5,523         N/A          N/A           N/A         N/A

 Walter Scott & Partners
   Limited-Senior Investment
   Team*                               3         $444          12         $1,205          105       $13,198

 Dr. Walter Grant Scott

 Dr. Kenneth J. Lyall

 Western Asset Management
   Company

 Stephan A. Walsh                      2        $1,000          1         $1,000          73        $24,000

 S. Kenneth Leech                      4        $8,000          1         $3,000          79        $32,000

 Edward A. Moody                      N/A         N/A          N/A          N/A           104       $22,000

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 TimesSquare Capital Management,
   Inc.
 Yvette Bockstein                      2        $192         N/A        N/A        N/A        N/A
 Grant Babyak                          2        $192         N/A        N/A        N/A        N/A
 Ian Anthony Rosenthal                 2        $192         N/A        N/A        N/A        N/A
 Kenneth Duca                          2        $192         N/A        N/A        N/A        N/A
 Andrew Galligan                       2        $192         N/A        N/A        N/A        N/A
 Walter Scott & Partners
   Limited-Senior Investment
   Team*                              N/A        N/A         N/A        N/A         1         $70
 Dr. Walter Grant Scott
 Dr. Kenneth J. Lyall
 Western Asset Management
   Company
 Stephan A. Walsh                     N/A        N/A         N/A        N/A         6         $600
 S. Kenneth Leech                     N/A        N/A         N/A        N/A         2        $2,300
 Edward A. Moody                      N/A        N/A         N/A        N/A         11       $4,300

 50                                                               AB Funds Trust

--------------------------------------------------------------------------------------------------------------

                                  Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                                  ----------------------------------------------------------------------------
                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                  ----------------------------------------------------------------------------
                                    NUMBER        TOTAL       NUMBER        TOTAL       NUMBER        TOTAL
SUB-ADVISERS                          OF         ASSETS         OF         ASSETS         OF         ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS       ($MM)      ACCOUNTS       ($MM)      ACCOUNTS       ($MM)
--------------------------------------------------------------------------------------------------------------

 Western Asset Management
   Limited

 Stephen A. Walsh                      2        $1,000          1         $1,000          73        $24,000

 S. Kenneth Leech                      4        $8,000          1         $3,000          79        $32,000

 Edward A. Moody                      N/A         N/A          N/A          N/A           104       $22,000

--------------------------------  -----------------------------------------------------------------------
                                  For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                                  -----------------------------------------------------------------------
                                  REGISTERED INVESTMENT       OTHER POOLED
                                        COMPANIES         INVESTMENT VEHICLES      OTHER ACCOUNTS
                                  -----------------------------------------------------------------------
                                    NUMBER       TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
SUB-ADVISERS                          OF        ASSETS        OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGERS                 ACCOUNTS      ($MM)     ACCOUNTS    ($MM)     ACCOUNTS     ($MM)
--------------------------------  -----------------------------------------------------------------------
 Western Asset Management
   Limited
 Stephen A. Walsh                     N/A        N/A         N/A        N/A         6         $600
 S. Kenneth Leech                     N/A        N/A         N/A        N/A         2        $2,300
 Edward A. Moody                      N/A        N/A         N/A        N/A         11       $4,300

* The Sub-Adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Statement of Additional Information                                           51

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with the portfolio managers' management of the Select Funds' investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.

By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

Compensation. Following is a description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2004.

Alliance Capital Management L.P. Investment professionals, which include portfolio managers and research analysts that are part of investment groups (or teams) that service individual fund portfolios, are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

 52                                                               AB Funds Trust

Among the factors included in this annual assessment of investment professional compensation are: relative investment pre-tax performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

Aronson+Johnson+Ortiz LP. Each of our portfolio managers is a principal of the firm. Remuneration to principals is derived from a base salary, profit sharing, and an annual contribution to our Simplified Employee Pension Plan program equal to 15% of salary. In addition, bonuses of up to 100% of salary are occasionally awarded to both principals and associates, based on merit and elbow grease. No part of any individual's compensation is derived from performance or asset value of any account.

Barrow, Hanley, Mewhinney & Strauss, Inc. In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst. In addition, many of our employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all of our large cap portfolio managers are partners of the firm and receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

BlackRock Advisors, Inc. BAI's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     Long-Term Retention and Incentive Plan (LTIP) -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Messrs. Amero, Anderson and Kopstein have received awards under the LTIP.

     Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the annual pre-tax performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Messrs. Amero, Anderson and Kopstein, is mandatorily deferred in a similar manner for a number of years.

Statement of Additional Information                                           53

     Options and Restricted Stock Awards -- While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Anderson and Kopstein have been granted stock options in prior years, and Messrs. Amero and Anderson participate in BlackRock's restricted stock program.

     Incentive Savings Plans -- The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of Messrs. Amero, Anderson and Kopstein is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall annual pre-tax performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio manager of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the annual pre-tax performance of the Fund or other account is measured. For Messrs. Amero, Anderson and Kopstein, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Merrill Lynch 1-3 Year Treasury Index). In addition, some of the annual incentive compensation of Messrs. Amero, Anderson and Kopstein may include a portion of the performance fees paid by certain accounts and funds that each manages.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Capital Guardian Trust Company. Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pre-tax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts. The benchmarks used to measure performance of the portfolio managers for the International Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Equinox Capital Management, LLC. The method of compensation for our portfolio managers is dependent upon the overall pre-tax annual performance of the portfolios under management as well as the level of client service and satisfaction. The portfolio managers are, in part, compensated based on the profitability of the firm, which is correlated with client retention. Research Analysts are compensated based on individual and organizational performance. Current compensation is determined by the investment returns generated in areas under their responsibility as well as by a qualitative assessment of their contribution to the investment process

 54                                                               AB Funds Trust
and organization. Compensation includes base salary, variable bonus, profit sharing, and equity participation. Base salaries are competitive, but more than 65% of analyst compensation may be derived from a variable bonus, which is heavily skewed to portfolio pre-tax annual performance contribution. The traders and client service personnel are compensated through a base salary and a variable cash bonus, which is paid at year-end and is dependent upon the individual's contribution to the firm and the overall success of the firm. Currently, two-thirds of employees are owners of the firm and the intent is for all employees to become owners over time. We believe this a distinguishing feature of Equinox that aids in attracting and retaining quality professionals because there are so few firms that offer ownership opportunities to their employees. Equinox utilizes third party benchmarking surveys to ensure that our compensation structure is competitive with other firms in our industry.

Genesis Asset Managers LLP. Genesis' fees are based on the value of the assets under management. A 40% interest in Genesis is largely held by a broad group of key professionals at Genesis (the "Partners"), predominantly the current investment team at the firm. Genesis's compensation structure for Partners is comprised of three elements: (1) a monthly drawing, the equivalent of salary;
(2) share of net profits determined by the overall profitability of the firm in a given year, together with recognition of individual contribution and (3) a share of revenues, quarterly payments based on individual partnership interests. It is important to stress that Genesis's research and investment process is structured on a collegiate basis and that superior investment contribution to the team is expected.

Goldman Sachs Asset Management, L.P. GSAM and the GSAM Fixed Income Team's (the "Fixed Income Team") compensation packages for its portfolio managers are comprised of a base salary plus a performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager's individual performance; the Fixed Income Team's total revenues for the past year, which in part is derived from advisory fees, and for certain accounts, performance-based fees; the portfolio manager's contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance for the firm's fiscal year; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams' performance exceeded performance benchmarks over the proceeding one-year and three-year periods; (2) whether the team managed portfolios within a defined range surrounding the targeted tracking error; (3) whether the team performed consistently with its own objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner. The benchmark for measuring performance of the Medium-Duration Bond Fund is the Lehman Brothers Aggregate Bond Index.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit sharing program in which Goldman, Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate, subject to certain net worth requirements. Portfolio managers may also receive grants of restricted Goldman Sachs stock units and/or stock options as part of their compensation. Certain GSAM Portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Loomis, Sayles & Company, L.P. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components -- base salary and variable compensation. Base salary is a

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fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors -- investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

Investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5-year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. Performance is calculated by comparing pre-tax total returns.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Lord, Abbett & Co. LLC. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the

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investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Lotsoff Capital Management. Joseph N. Pappo and Donald W. Reid are principals of Lotsoff Capital Management and have a revenue sharing arrangement for the revenues generated by the equity division. These revenues are not based on fund performance. All other employees receive a salary plus a subjective bonus based both upon individual performance and the overall profitability of the firm. In addition, all employees participate in a Profit Sharing and a 401K Plan in which matching contributions are based upon the firm's profitability.

Marisco Capital Management, LLC. MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Mondrian Investment Partners Ltd. Mondrian has the following programs in place to retain key investment staff:

     1. Competitive Salary -- All investment professionals are remunerated with a competitive base salary.

     2. Profit Sharing Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

     3. Equity Ownership -- Mondrian is majority management owned. All senior staff (investment professionals and other support functions) are shareholders in the business.

Incentives focus on the key areas of research quality, pre-tax long-term (three and five years) performance, pre-tax short-term (one year) performance, teamwork, client service and marketing. The long term and short term performance incentives relate to specific stocks the portfolio managers recommend. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

Northern Trust Investments, N.A. Compensation is based on a number of different factors that are position-specific. Percentage breakouts between each factor vary. Incentive payouts are based primarily on the group's short and long-term investment performance, client retention and revenue generation versus revenue targets. For

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investment professionals directly responsible for portfolio performance, 25% of their compensation is directly tied to pre-tax investment performance. In terms of expectations, 75% relates to portfolio management and research that supports and/or improves expectations. Performance is calculated by comparing pre-tax total returns over a 12 month period to relevant benchmarks of the portfolios under management.

Numeric Investors LLC. Numeric Investors LLC has a two tiered compensation scheme. The first part is a fixed salary. The target for this is the mid range for similar positions within our industry. The second part is a cash bonus. The total bonus awarded to an individual is contingent upon two components; an individual's performance and the overall performance of the firm. While there are metrics used to evaluate an employee's individual contributions to the firm, individual client performance and individual client AUM are not a specific metric used. Performance is generally calculated by comparing pre-tax, net of fee total returns over a one year period to relevant benchmarks of the portfolios under management. In addition, Numeric contributes for all employees employed with the firm at least six months in a given year, the maximum currently allowed by law for a non-contributory defined contribution plan.

Oechsle International Advisors, LLC. All investment professionals receive two forms of compensation: salary and bonus. In addition, those who are also principals of the firm receive equity distributions. Although percentages vary by investment professional and other factors that affect compensation, salary generally represents less than 50%, with bonus/equity distributions accounting for the remainder. The firm regards the bonus component of compensation as an especially important means of rewarding and incentivizing performance. Bonuses are variable and reflect an individual's contribution measured by: (1) pre-tax portfolio performance over a one year period; (2) the success of individual stock ideas; (3) general contribution from participation in the investment process; (4) the value of country analysis and perspective in the analyst's assigned region; and (5) value derived from the coordination and exploitation of investment ideas from other regions. The firm measures the success of investment ideas over trailing periods.

Pacific Investment Management Company LLC. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. Compensation for portfolio managers is not based on the performance of the fund directly.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers: 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups; appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha; amount and nature of assets managed by the portfolio manager; consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion); generation and contribution of investment ideas in the

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     context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis; absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager; contributions to asset retention, gathering and client satisfaction; contributions to mentoring, coaching and/or supervising; and personal growth and skills added.

     Final award amounts are determined by the PIMCO Compensation Committee.

     Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

     Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management. Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Payden & Rygel. In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm. Key personnel receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm's performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals. Payden &Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined on overall

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contribution and are subjective. We believe that basing compensation on specific measures such as investment performance can at times create conflicts of interest.

Philadelphia International Advisors, L.P. Portfolio managers have a compensation package that includes base salary (fixed), revenue sharing (fixed %/pre-tax), performance bonuses (variable/pre-tax), and partnership distributions (based on profitability). The performance bonus is determined by Andrew Williams, Chief Investment Officer. In short, this bonus is based on how well the portfolio manager's countries and recommended stock ideas perform relative to appropriate indexes, as well as their general contribution to the overall management process. The benchmarks are designed to gauge the portfolio manager's stock selection capabilities within their respective regions versus those of the product's performance benchmark (MSCI EAFE) and our proprietary stock selection model. Performance based compensation is distributed at year-end based on the pre-tax performance of the previous 12-months. The probability of a manager/analyst taking undue risk in their recommendations is remote as the investment decision-making process is a team approach with Andy Williams having final decision authority. All portions of the portfolio managers' comprehensive compensation plan are received from PIA, and not from individual clients.

PIA's compensation program is structured to encourage entrepreneurial behavior within a strong team-oriented environment. In addition to competitive employment packages based on industry standards, senior management and all investment professionals are equity stakeholders in Philadelphia International Partners, one of the two entities that owns all equity interest in PIA. We believe this meaningful ownership stake aligns the interests of our investment team with those of our clients and further ensures the continuity of the team. All supporting professionals are rewarded with a compensation structure that can be divided into four components: base salary, personal merit bonus, profit sharing, and an exceptional benefits package.

Provident Investment Counsel, Inc. There are four distinct elements to PIC's compensation system: salary, incentive bonus compensation, point-holder bonus, and long term incentive plan. When factoring in all four elements of compensation, our portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry. Team members can earn a very meaningful multiple of salary based on objective evaluation of their contribution to the performance results achieved in our clients' portfolios. Incentive bonuses are based solely on the investment performance of the client portfolio and each analyst relative to industry peers, on a short term and long term basis. Generally, performance is calculated by comparing pre-tax total returns over a one and three year period to relevant benchmarks of the portfolios under management, and the performance bonus, if maximized, will be the largest component of compensation for team members. Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in our point-holders moving well up into the first quartile of compensation versus peer competitors. Team members are not compensated for new business.

RCM Capital Management LLC. At RCM, Portfolio Managers in general, receive a salary and incentive compensation in the form of a bonus and profit sharing. Bonus compensation is structured as follows (and is subject to change at our discretion):

- The system is designed to align individual interest with delivering the investment objectives of the client.

- A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance.

- The individual performance criteria is derived from a calculation using both quantitative and qualitative factors. The calculation is a mix of:

  - 70% quantitative input (based on pre-tax investment performance of both the team and individual - 50% performance against client mandated benchmark, 50% performance against appropriate peer group).

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    Performance is calculated over a three year trailing period and the risk assumed in delivering that performance is an additional factor in the calculation.

  - 30% qualitative input (based on individual performance - 10% peer review and 20% manager appraisal).

In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm's Management Committee. Allocations vest over a number of years.

Sands Capital Management, Inc. The Portfolio Managers' compensation structure has six components: (1) a salary competitive in the industry, (2) an annual qualitative bonus based on subjective review of the employees overall contribution (3) a standard profit sharing plan and 401(k) plan (4) a long term incentive bonus (5) a "synthetic" equity plan, and (6) an investment results bonus.

Employees benefit from synthetic equity in the firm in two different ways: through a Synthetic Equity Dividend and Synthetic Equity Payout. The Synthetic Equity Dividend is a bonus based on the growth rate of the firm's gross revenues, and is paid out at year-end to each eligible employee. The long-term incentive Synthetic Equity Payout is based on the most recent Synthetic Equity Dividend, and is paid to the employee upon retirement or resignation from the firm. The vesting amount for the payout can be one to three times the bonus amount depending on the tenure of employment, and whether the employee leaves or retires.

The long-term incentive bonus is based on a change in the firm's gross revenues over the previous year, a minimum or the target amount will be added to the Synthetic Equity Dividend and paid annually according to the Synthetic Equity Payout formula. The investment results bonus -- comprised of both a 1 and 3 year rolling results base, calculated from the performance variance of the Sands Capital Tax Exempt Institutional composite and the Russell 1000 Growth index. For each 100 bps of out-performance, the target bonus is increased by 10%. The weighting of the two time frames is 60/40% for the 3 year and 1 year, respectively. This Investment Results Bonus is calculated as of September 30th each year in order to pay out by year-end. Performance is calculated by comparing pre-tax total returns.

STW Fixed Income Management Ltd. Compensation is not fixed. STW employees do not receive investment-performance-based incentive compensation. Compensation is not based on the value of assets held in client portfolios. All portfolio managers receive a salary and a discretionary year-end bonus tied to personal performance. STW also provides a 401(k) defined contribution plan. Additionally, portfolio managers who are principals are eligible for an additional bonus compensation plan (phantom stock) tied to the firm's profits.

TCW Investment Management Company. Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, "TCW") and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof. Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group

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expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark; or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCWin its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

TimesSquare Capital Management, Inc. TimesSquare Capital Management's compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client's investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for Portfolio Managers. Investment professionals' compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

     Base Salaries. Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. Based on recent research, our top performing employees' compensation falls within the top decile of the industry. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

     Annual Bonus Plan. Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Performance is calculated by comparing pre-tax total returns.

     Equity Ownership. Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, all our investment professionals retain ownership.

Walter Scott & Partners Limited. Compensation is fixed to the extent that all members of staff have a fixed basic salary. Compensation is not based on the Fund's pre or after tax performance nor is it based on the value of

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assets in the portfolio. At all levels throughout the company the remuneration is a combination of salary and bonus. The bonus is informal and is related to the success of the firm.

Western Asset Management Company. Western's system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to gross investment performance across all accounts versus appropriate peer groups and benchmarks over a variety of periods. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western's business. Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Western Asset Management Limited. Western's system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to gross investment performance across all accounts versus appropriate peer groups and benchmarks over a variety of periods. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western's business. Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Securities Ownership. Portfolio managers of the subadvisers do not beneficially own any shares of the Select Funds.

Fund Brokerage. The Investment Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either, (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Investment Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Investment Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.

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The Investment Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Investment Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Subject to its obligation to seek best execution, the Investment Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Funds would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

If the Investment Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Investment Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Investment Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Investment Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The Select Funds have obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to a Select Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same Select Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the same Select Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same Select Fund. SBC Financial believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds' investment options without exposing the Select Funds to the potential abuses of self-dealing.

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For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund was as follows:

                                                                        AGGREGATE DOLLAR AMOUNT OF
                                                                        BROKERAGE COMMISSIONS PAID
FUND                                                               2004            2003            2002
----------------------------------------------------------------------------------------------------------
Flexible Income Fund                                            $      366      $      432      $      576
----------------------------------------------------------------------------------------------------------
Growth & Income Fund                                                 2,853           3,268           4,320
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund                                           2,604           3,794           5,516
----------------------------------------------------------------------------------------------------------
Global Equity Fund                                                   3,246           4,702           6,344
----------------------------------------------------------------------------------------------------------
Flexible Income I                                                      107              38             N/A
----------------------------------------------------------------------------------------------------------
Growth & Income I                                                      788             319             N/A
----------------------------------------------------------------------------------------------------------
Capital Opportunities I                                                791             387             N/A
----------------------------------------------------------------------------------------------------------
Global Equity I                                                        794             284             N/A
----------------------------------------------------------------------------------------------------------
Money Market Fund                                                       --              --              --
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund                                              45,029          20,471          20,834
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund                                           84,541          85,903          98,260
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund                                             --              --              --
----------------------------------------------------------------------------------------------------------
Equity Index Fund                                                    7,451          27,734           5,642
----------------------------------------------------------------------------------------------------------
Value Equity Fund                                                1,167,494       1,287,535       2,018,608
----------------------------------------------------------------------------------------------------------
Growth Equity Fund                                               1,494,852       1,567,067       1,369,580
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                                            2,756,099       1,948,436       2,010,939
----------------------------------------------------------------------------------------------------------
International Equity Fund                                        1,256,249       1,074,360       1,006,856
----------------------------------------------------------------------------------------------------------

During the fiscal years ended December 31, 2002, 2003 and 2004, certain portfolio transactions for the Medium-Duration Bond Fund, the Growth Equity Fund, and the Small Cap Equity Fund were executed through broker-dealers affiliated with the respective Fund's Sub-Adviser directing the applicable transactions as follows. (The remaining Funds did not execute trades through broker-dealers affiliated with the Sub-Adviser directing transactions.)

                                                                                    AGGREGATE DOLLAR AMOUNT OF
                                                                                    BROKERAGE COMMISSIONS PAID
                                                            AFFILIATED         ------------------------------------
FUND                            BROKER-DEALER              SUB-ADVISER           2004          2003          2002
-------------------------------------------------------------------------------------------------------------------
Medium-Duration Bond                                     Goldman Sachs
  Fund                     Goldman Sachs                 Asset Management      $  1,229      $  3,250      $  7,855
-------------------------------------------------------------------------------------------------------------------
                                                         Pacific
                                                         Investment
Medium-Duration Bond                                     Management
  Fund                     Deutsche Bank Alex Brown      Company LLC                N/A           N/A      $  1,893
-------------------------------------------------------------------------------------------------------------------
                                                         Northern Trust
                           Northern Trust                Investments,
Growth Equity Fund         Securities                    N.A.                       N/A      $159,669           N/A
-------------------------------------------------------------------------------------------------------------------
                                                         Northern Trust
                           Northern Trust                Investments,
Small Cap Equity Fund      Securities                    N.A.                  $139,968           N/A      $100,505
-------------------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           65

The table below shows, for the fiscal year ended December 31, 2004, the percentage of the Medium-Duration Bond Fund's and Small Cap Equity Fund's aggregate brokerage commissions paid to the identified broker-dealers and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealers.

                                                                        PERCENTAGE OF THE   PERCENTAGES OF THE
                                                                        FUND'S AGGREGATE     FUND'S AGGREGATE
                                                        AFFILIATED          BROKERAGE        DOLLAR AMOUNT OF
FUND                           BROKER-DEALER           SUB-ADVISER      COMMISSIONS PAID       TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Medium-Duration Bond                                 Goldman Sachs
  Fund                    Goldman Sachs              Asset Management          1.45%                1.25%
--------------------------------------------------------------------------------------------------------------
                                                     Northern Trust
                                                     Investments,
Small Cap Equity Fund     Northern Trust             N.A.
                          Securities                                           5.08%               16.17%
--------------------------------------------------------------------------------------------------------------

As of the close of the fiscal period ended December 31, 2004, the Funds' aggregate holdings of securities of their regular broker-dealers or their parents were as follows:

                                                               DOLLAR VALUE OF SECURITIES
                                                                         OWNED
                                                                    (000'S OMITTED)
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                     $43,926
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                              17,465
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           38,858
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                               37,000
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                28,135
----------------------------------------------------------------------------------------------------------
Bank of America Securities LLC                                           30,000
----------------------------------------------------------------------------------------------------------
LOW-DURATION BOND FUND
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                              1,044
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           17,739
----------------------------------------------------------------------------------------------------------
Credit Suisse First Boston LLC                                            1,862
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                      12,480
----------------------------------------------------------------------------------------------------------
Bank of America Securities LLC                                           10,401
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                               14,125
----------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc                                                      1,314
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                14,141
----------------------------------------------------------------------------------------------------------
MEDIUM-DURATION BOND FUND
----------------------------------------------------------------------------------------------------------
Credit Suisse First Boston LLC                                              850
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                               6,096
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                         710
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           12,677
----------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                                                       430
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                              1,105
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                 4,183
----------------------------------------------------------------------------------------------------------
Bank of America Securities, LLC                                           8,000
----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                       2,102
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                               2,348
----------------------------------------------------------------------------------------------------------

 66                                                               AB Funds Trust

                                                               DOLLAR VALUE OF SECURITIES
                                                                         OWNED
                                                                    (000'S OMITTED)
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           10,534
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                                2,626
----------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                            1,015
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                              5,860
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                   450
----------------------------------------------------------------------------------------------------------
Bank of America Securities, LLC                                           8,009
----------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                       1,904
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                               9,149
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           52,145
----------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                                                8,367
----------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                                                     1,438
----------------------------------------------------------------------------------------------------------
J.P. Morgan Securities, Inc.                                             25,986
----------------------------------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.                                                   655
----------------------------------------------------------------------------------------------------------
Bank of America Securities, LLC                                          38,174
----------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------
Goldman Sachs & Co.                                                       6,663
----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.                              20,201
----------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                           21,215
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------
Credit Suisse First Boston LLC                                              289
----------------------------------------------------------------------------------------------------------

During the fiscal period ended December 31, 2004, the following Funds through an agreement or understanding with a broker, or through an internal allocation policy, directed brokerage transactions to the brokers indicated because of research services provided, as follows:

                                                                         AGGREGATE DOLLAR
                                         AGGREGATE DOLLAR                AMOUNT OF RELATED
                                      AMOUNT OF TRANSACTIONS           BROKERAGE COMMISSIONS
          NAME OF BROKER                     DIRECTED                          PAID
-------------------------------------------------------------------------------------------------------------
VALUE EQUITY
-------------------------------------------------------------------------------------------------------------
Frank Russell Securities, Inc.             $60,352,589                       $110,655
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                        21,692,486                          7,895
-------------------------------------------------------------------------------------------------------------
Lynch, Jones & Ryan, Inc.                   24,512,651                         54,200
-------------------------------------------------------------------------------------------------------------
GROWTH EQUITY
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                        11,313,222                          7,231
-------------------------------------------------------------------------------------------------------------
Lynch, Jones & Ryan, Inc.                   18,382,164                         16,842
-------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY
-------------------------------------------------------------------------------------------------------------
Allied Research Services, Inc.                 196,854                            395
-------------------------------------------------------------------------------------------------------------
Frank Russell Securities, Inc.              36,035,483                        134,895
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                        31,936,142                         50,025
-------------------------------------------------------------------------------------------------------------
Lynch, Jones & Ryan, Inc.                    7,277,081                         17,473
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------
Instinet Corporation                         3,421,754                          3,285
-------------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           67

Codes of Ethics. The Trust, the Investment Adviser and each of the Sub-Advisers have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Trust's Board of Trustees and could result in severe penalties.

PROXY VOTING

The Trust endeavors to ensure that proxies relating to its portfolio securities are voted in the best interests of the Trust's shareholders, and in a manner that is not in conflict with the moral and ethical posture of the Annuity Board.

The Trust has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to SBC Financial. Because SBC Financial views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser's proxy voting. The proxy voting policies and procedures adopted by SBC Financial and each of the Sub-Advisers may be amended from time to time based on the Trust's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated. Please refer to Appendix B of this SAI for a description of the policies and procedures adopted by SBC Financial and each of the Sub-Advisers.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request by calling 800-262-0511, by visiting the Trust's website at www.absbc.org or by visiting the SEC's website at http://www.sec.gov.

OTHER SERVICE PROVIDERS

Distributor. PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, is the distributor of each Fund's shares pursuant to a Distribution Agreement. The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days' written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Distributor in its capacity as distributor. The Distributor may enter into agreements with affiliates of the Investment Adviser in connection with distribution. The Distributor has agreed to use efforts deemed appropriate by it to solicit orders for the sale of the Funds' shares, which are offered on a continuous basis. The Distributor is affiliated with BlackRock Institutional Management Corporation and BlackRock Advisors, Inc., which are Sub-Advisers to the Money Market Fund and Low-Duration Bond Fund, respectively, and with PFPC Inc., which provides Transfer Agency and Administration and Accounting services to the Funds. The Distributor, BlackRock and PFPC Inc. are all members of The PNC Financial Services Group, Inc.

Transfer Agency Services. PFPC Inc. ("PFPC"), which has its principal business address at 760 Moore Road King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, PFPC maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund's cash distributions to shareholders.

 68                                                               AB Funds Trust

Administrative and Accounting Services. PFPC also provides administrative and accounting services to the Funds. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of net asset value; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. PFPC does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, PFPC receives from each Fund a fee computed daily and paid monthly. For the fiscal years ended December 31, 2002, 2003 and 2004, PFPC received $3,410,818, $3,404,474 and $4,052,008 respectively, after waivers from the Trust for its administrative and accounting services.

Custodian. The Northern Trust Company serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Funds. It is located at 50 South La Salle Street, Chicago, IL 60675.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042, serves as the independent registered public accounting firm to the Trust.

Legal Counsel. The law firm of Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Trust.

Counsel to Independent Trustees. The law firm of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as counsel to the Independent Trustees.

SHARES OF BENEFICIAL INTEREST

The Trust's trust instrument authorizes the issuance of an unlimited number of shares for each of the Funds and their Classes, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at net asset value per share. Certificates certifying the ownership of shares will not be issued.

The Annuity Board will, at all times, directly or indirectly control the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board will control the vote on any matter that requires shareholder approval.

The assets belonging to a Fund shall be held and accounted for separately from other assets of the Trust. Each share of a Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of a Fund represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular Fund or Class are allocated among all the Funds in a manner the Trustees believe to be fair and equitable.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have authorized seventeen Funds and four Classes of shares to be issued currently. The Trust offers the GS2 Class, GS4 Class, GS6 Class and GS8 Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the

Statement of Additional Information                                           69
individual Fund or class, except in the case of election or removal of Trustees, the amendment of the Trust's trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one Fund or Class.

The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning at least 50% of the applicable Fund or class. Amendments and supplements to the Trust's trust instrument may be made only by majority vote of shareholders.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

The Board of Trustees adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund, the GS6 Class of each Fund and the GS8 Class of each Fund ("Service Plan") and separate Plans of Distribution for the GS6 Class and GS8 ("12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay service fees of 0.19% of average daily net assets. Under its Service Plan, the GS6 Class of each Select Fund is authorized to pay service fees of 0.30% of average daily net assets and the GS6 Class of each Blended Fund is authorized to pay service fees of 0.11% of average daily net assets. Under its Service Plan, the GS8 Class of each Select Fund is authorized to pay service fees of 0.40% of average daily net assets and the GS8 Class of each Blended Fund is authorized to pay service fees of 0.21% of average daily net assets. Service fees are paid to parties that provide service for, and maintain shareholder accounts. Under its 12b-1 Plan, the GS6 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.10% of average daily net assets. Under its (12b-1) Plan, the GS8 Class of each Fund is authorized to pay distribution (12b-1) fees of 0.30% of average daily net assets. Under the 12b-1 Plans, assets of each Select Fund and Blended Fund may be used to compensate the Annuity Board, the Distributor or others for certain expenses relating to the distribution of shares of the Funds to investors.

The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the 12b-1 Plan.

The 12b-1 Plan authorizes the use of the Funds' assets to compensate parties which provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries.

Pursuant to the Service Plan, each Fund may pay the Annuity Board for service activities and recordkeeping activities. Service activities include, but are not limited to such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. No more than 0.25% of the fees under the Service Plan shall constitute a payment for service activities and any "service fee" paid by a Fund, as that term is defined in subparagraph b(9) of Rule 2830 of the Conduct Rules of the NASD, shall not exceed 0.25%.

The 12b-1 Plan requires that any person authorized to direct the disposition of monies paid or payable by the Funds pursuant to the 12b-1 Plan or any related agreement prepare and furnish to the Board of Trustees, for its review, at least quarterly, written reports complying with the requirements of Rule 12b-1 and setting out the amounts expended under the 12b-1 Plan and the purposes for which those expenditures were made. The 12b-1 Plan provides that so long as they are in effect, the selection and nomination of Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act (the "Independent Trustees") will be

 70                                                               AB Funds Trust
committed to the discretion of the Independent Trustees then in office, provided that the shareholders of the Trust may also nominate and select Independent Trustees as specified in the Trust Instrument.

Neither the 12b-1 Plan nor any related agreements can take effect until approved by a majority vote of the Trustees, as well as the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on the 12b-1 Plans and the related agreements. The Board of Trustees, as well as a majority of the Independent Trustees, first approved the 12b-1 Plan on May 15, 2001.

The 12b-1 Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Board of Trustees and the Independent Trustees in the manner described above. The 12b-1 Plan may be terminated at any time by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the operations of the 12b-1 Plan or in any agreement related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of the applicable Class.

The 12b-1 Plan may not be amended to increase materially the amount of the distribution fees unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the applicable Class. In addition, no material amendment may be made unless approved by the Board of Trustees and the Independent Trustees in the manner described above.

For the fiscal period ended December 31, 2004, the GS6 and GS8 Classes of the Blended Funds and the Select Funds paid the following distribution expenses:

                                                                 COMPENSATION
                                                 UNDERWRITING     TO BROKER-     MARKETING/
            GS6 CLASS                PRINTING    COMPENSATION      DEALERS       ADVERTISING    OTHER
----------------------------------------------------------------------------------------------------------------
Flexible Income Fund                 $ 7,104         $ --            $ --          $4,567       $1,015
----------------------------------------------------------------------------------------------------------------
Growth & Income Fund                   8,432           --              --           5,420        1,205
----------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund             4,911           --              --           3,157          702
----------------------------------------------------------------------------------------------------------------
Global Equity Fund                     6,431           --              --           4,135          919
----------------------------------------------------------------------------------------------------------------
Money Market Fund                      4,854           --              --           3,121          693
----------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund                11,941           --              --           7,677        1,706
----------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund             12,503           --              --           8,037        1,786
----------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund           15,404           --              --           9,902        2,201
----------------------------------------------------------------------------------------------------------------
Equity Index Fund                      9,536           --              --           6,130        1,362
----------------------------------------------------------------------------------------------------------------
Value Equity Fund                     11,998           --              --           7,713        1,714
----------------------------------------------------------------------------------------------------------------
Growth Equity Fund                    10,183           --              --           6,546        1,455
----------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                 12,834           --              --           8,250        1,833
----------------------------------------------------------------------------------------------------------------
International Equity Fund             11,993           --              --           7,709        1,713
----------------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           71

                                                                 COMPENSATION
                                                 UNDERWRITING     TO BROKER-     MARKETING/
            GS8 CLASS                PRINTING    COMPENSATION      DEALERS       ADVERTISING    OTHER
----------------------------------------------------------------------------------------------------------------
Flexible Income Fund                 $ 1,250         $ --            $ --          $  803       $  178
----------------------------------------------------------------------------------------------------------------
Growth & Income Fund                   1,262           --              --             811          180
----------------------------------------------------------------------------------------------------------------
Capital Opportunities Fund             1,270           --              --             816          181
----------------------------------------------------------------------------------------------------------------
Global Equity Fund                     1,277           --              --             822          183
----------------------------------------------------------------------------------------------------------------
Money Market Fund                      1,243           --              --             799          178
----------------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund                 1,240           --              --             797          177
----------------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund              1,244           --              --             800          178
----------------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund            1,251           --              --             804          179
----------------------------------------------------------------------------------------------------------------
Equity Index Fund                      1,267           --              --             814          181
----------------------------------------------------------------------------------------------------------------
Value Equity Fund                      1,275           --              --             819          182
----------------------------------------------------------------------------------------------------------------
Growth Equity Fund                     1,283           --              --             825          183
----------------------------------------------------------------------------------------------------------------
Small Cap Equity Fund                  1,295           --              --             833          185
----------------------------------------------------------------------------------------------------------------
International Equity Fund              1,276           --              --             820          182
----------------------------------------------------------------------------------------------------------------

The Funds may pay up to the entire amount of the distribution fee and shareholder service fee to the Annuity Board or to unaffiliated service providers who provide these services to the Funds. In addition, the Annuity Board has agreed to make payments from its own resources to an unaffiliated service provider of the Baylor Health Care Plan for shareholder servicing and recordkeeping in an annual amount of 0.35% of the assets of the plan invested in the Funds.

TAXATION

GENERAL

The following discussion of certain federal income tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you are investing through a Tax-Deferred Account (such as a retirement plan account or an IRA), special tax rules apply. You should consult your own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Character of Distributions. As described in the Prospectus, unless your investment is held in a Tax-Deferred Account, dividends from net investment income and distributions from net short-term capital gain and net gains from certain foreign currency transactions, if any (collectively, "dividends"), generally are taxable to you as ordinary income, and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions") are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares.

A portion of a Fund's dividends (whether paid in cash or reinvested in additional shares) may be eligible for (1) the recently enacted 15% maximum federal income tax rate applicable to dividends that individual taxpayers receive through 2008 and (2) the dividends-received deduction allowed to corporations (although dividends a corporate shareholder deducts are subject indirectly to the federal alternative minimum tax). The eligible portion for any Fund for purposes of the 15% rate may not exceed the aggregate dividends it receives from domestic corporations and certain foreign corporations, whereas only dividends a Fund receives from domestic

 72                                                               AB Funds Trust
corporations are eligible for purposes of the dividends-received deduction. Accordingly, a Fund's distributions of interest income, net capital gain, net short-term capital gain, and net foreign currency gains do not qualify for the reduced tax rate or the deduction. But distributions to individual shareholders of net capital gain a Fund recognizes on sales or exchanges of capital assets after May 6, 2003, and through the end of 2008 ("Reduced Rate Period") also will be subject to federal income tax at a maximum rate of 15%. The Funds will inform you of the amount of your dividends and capital gain distributions when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. You should be aware that if you purchase shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, a Fund may distribute to you, as ordinary income or capital gain, an amount of income that exceeds your proportionate share of the actual amount of such income earned during the period of your investment in the Fund.

Redemption and Exchange of Fund Shares. As discussed in the Prospectus, unless your investment is held in a Tax-Deferred Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on whether you held your redeemed shares for more than one year. Any capital gain an individual shareholder recognizes on a redemption during the Reduced Rate Period of his or her Fund shares held for more than one year will qualify for the 15% maximum tax rate referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions to you on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Treatment as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to continue to qualify for that treatment for the current taxable year. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund for treatment as a regulated investment company if the Board determines that course of action to be beneficial to shareholders. In such a case or if a Fund otherwise fails to maintain that qualification, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax. To avoid a nondeductible 4% federal excise tax ("Excise Tax"), a Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats them as received by you in December) to avoid the Excise Tax, but the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes.

Backup Withholding. Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds payable to you (in the case of the Money Market Fund, only of dividends payable to you) ("backup withholding") if (1) you are an individual or other noncorporate shareholder and (2) you fail to furnish the Fund with your correct taxpayer identification number or social security number. Withholding at that rate also is required from a Fund's dividends and (except for the Money Market Fund) capital gain distributions payable to you if you are such a shareholder and (a) the IRS notifies you or the Funds that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Statement of Additional Information                                           73

Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on your particular situation.

TAX TREATMENT OF FUND INVESTMENTS

Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net proceeds pursuant to applicable federal income tax rules.

Market Discount. If a Fund purchases a debt security at a price lower than its stated redemption price, the difference is "market discount." If the amount of market discount is more than de minimis, a Fund must include a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included in income for each taxable year is equal to the lesser of (1) the amount of market discount accruing during the year (plus any accrued market discount for prior taxable years not previously taken into account) or (2) the amount of the principal payment with respect to the year. Generally, market discount accrues on a daily basis for each day a Fund holds the debt security at a constant rate over the time remaining to the debt security's maturity or, at the Fund's election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount and PIK Securities. Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund currently receives no cash on account of that discount, the original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, would be subject to the distribution requirements applicable to regulated investment companies. Similar treatment is required for "interest" on PIK securities paid in the form of additional securities rather than cash. A Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).

Effect of Foreign Investments on Distributions. Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Funds. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Deferred Account), and any such losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

The Funds may be subject to foreign withholding or other taxes on income from certain foreign securities. If more than 50% of the International Equity Fund's total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes it paid. If the Fund makes this election, the year-end statement you receive from it will show more taxable income than it actually distributed to you. However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your U.S. federal income tax. (The exception, again, is a Tax-Deferred Account.) You will be provided with the information necessary to complete your individual income tax return if the Fund makes this election.

Passive Foreign Investment Companies. The International Equity Fund may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least

 74                                                               AB Funds Trust

75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the International Equity Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirements applicable to regulated investment companies and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Equity Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the requirements applicable to regulated investment companies.

A Fund may invest in some futures contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) -- and some foreign currency options and forward contracts with respect to which it makes a particular election -- that will be "section 1256 contracts." Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to regulated investment companies (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures contract, or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly

Statement of Additional Information                                           75
resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

INDIVIDUAL RETIREMENT ACCOUNTS

Traditional IRAs. Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $4,000. Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $8,000 to the two IRAs, provided that neither contribution exceeds $4,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be

 76                                                               AB Funds Trust
distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Roth IRAs. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $4,000 per taxable year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

WITHHOLDING

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

VALUATION OF SHARES

Each Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Because each Blended Fund invests in shares of the Select Funds, the price of a Blended Fund's shares is based upon the net asset values of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Blended Fund's shares will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

The Funds value their portfolio securities and compute their NAVs per share on each day that the New York Stock Exchange (the "NYSE") is open for trading (except for the Friday after Thanksgiving), in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Funds' methods for valuing their portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday.

The Funds (except the Money Market Fund) each value portfolio securities listed on an exchange on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on

Statement of Additional Information                                           77
the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of Fund shares, particularly shares of the International Fund and Bond Funds, may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by FT Interactive Data on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. Equity securities which are traded in the over-the-counter market only, but which are not included in the Nasdaq National Market System, will be valued at the last quoted bid price. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.

Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.

If the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Trust believe accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined

 78                                                               AB Funds Trust
by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs, such as "A-1" by Standard & Poor's(R) and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser or Sub-Adviser pursuant to guidelines approved by the Board. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees, Investment Adviser or Sub-Adviser to be comparable to those rated in the highest rating category, will be limited.

Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PORTFOLIO HOLDINGS INFORMATION

It is the Trust's policy to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Trust's Board of Trustees.

In accordance with SEC regulatory requirements, each Fund files a complete schedule of its portfolio holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Fund generally discloses top ten portfolio holdings on a quarterly basis 20 days after the end of the month or quarter. Certain Sub-advisers retained by the Investment Adviser to manage a portion of a Fund may require a more stringent lag time (i.e., longer than 15 days) before portfolio holdings information may be released and, in such cases, the Investment Adviser adheres to the requirements of the Sub-adviser. Top ten portfolio holdings are posted on the Trust's website quarterly and complete portfolio holdings are available to all investors upon request.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the Trust's website.

Statement of Additional Information                                           79

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a) The Investment Adviser, Sub-adviser, and Sub-adviser candidates for the Funds (and their access persons);

(b) Administrator;

(c) Fund Accountant;

(d) Auditors of the Funds;

(e) Legal counsel for the Trust and to the independent directors/trustees of the Trust;

(f) Custodian and sub-custodians of the Funds;

(g) Ratings or ranking agencies;

(h) Companies that provide analytical services to the Funds, the Investment Adviser and Sub-adviser;

(i) Pricing services employed by the Funds;

(j) Proxy voting services employed by the Funds;

(k) Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);

(l) Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,

(m) Companies that provide other services that are deemed to be beneficial to the Funds.

The Funds may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities, provided that (1) the recipient is subject to a written confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to this information to third parties. In such cases, disclosure of the Funds' portfolio holdings information may be made only with prior written approval of the Trust's Chief Executive Officer or its Chief Compliance Officer.

The Trust's Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Trust's Board of Trustees on a quarterly basis. The policies of the Funds' Sub-advisers are monitored by their respective compliance staff and any violations are required to be reported to the Funds' Chief Compliance Officer and the Board of Trustees of the Funds. In no event shall the Investment Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

Any conflict between the interests of shareholders and the interests of the Investment Adviser, Sub-adviser or any if its affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

 80                                                               AB Funds Trust

TELEPHONE INSTRUCTIONS

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Funds or their service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds or their service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Funds, the Annuity Board and PFPC may be recorded.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2005, the following persons owned of record or were known by the Funds to own beneficially 5% or more of a Class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund's outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund's outstanding shares.

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC CHAP                                                      48%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC CAP                                                       35%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC Endowment Fund                                             6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC CHAP                                                      56%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC CAP                                                       33%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC CHAP                                                      63%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC CAP                                                       29%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC CHAP                                                      59%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC CAP                                                       28%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC CHAP                                                      31%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC CAP                                                       18%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           81

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid Medium Duration Bond Fund             13%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid Growth Equity Fund                     8%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Money Market Liquid Value Equity Fund                      5%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Flexible Income Blended Fund                              26%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Growth and Income Blended Fund                            24%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Fixed Benefit Plan                                        21%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Capital Opportunities Blended Fund                        10%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Insurance Fund                                             8%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Capital Preservation Fund                                  5%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Growth and Income Blended Fund                            33%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Fixed Benefit Plan                                        28%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Capital Opportunities Blended Fund                        13%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Insurance Fund                                             7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC CHAP                                                       6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Capital Preservation Fund                                  6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Growth and Income Blended Fund                            32%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Fixed Benefit Plan                                        28%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 82                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC CHAP                                                      17%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Capital Opportunities Blended Fund                        13%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC CAP                                                        8%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC CHAP                                                      36%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC CAP                                                       21%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Global Equity Blended Fund                                11%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                        10%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Capital Opportunities Blended Fund                         9%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Growth and Income Blended Fund                             7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Global Equity Blended Fund                                22%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Fixed Benefit Plan                                        21%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Capital Opportunities Blended Fund                        18%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Growth and Income Blended Fund                            15%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC CHAP                                                      13%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC CAP                                                        7%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Global Equity Blended Fund                                21%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Fixed Benefit Plan                                        20%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           83

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Capital Opportunities Blended Fund                        17%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC CHAP                                                      16%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Growth and Income Blended Fund                            14%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC CAP                                                        8%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC CHAP                                                      33%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC CAP                                                       16%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Global Equity Blended Fund                                15%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Capital Opportunities Blended Fund                        12%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Growth and Income Blended Fund                            10%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Fixed Benefit Plan                                        10%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Global Equity Blended Fund                                22%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                        22%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Capital Opportunities Blended Fund                        19%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Growth and Income Blended Fund                            17%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC CHAP                                                      11%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC CAP                                                        6%
(GS4 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC Endowment Fund                                           100%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 84                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC Protection Benefit Plan                                  100%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC Protection Benefit Plan                                  100%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC Operating Fund                                           100%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Operating Fund                                           100%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Fixed Benefit Plan                                        69%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       STATE STREET BANK & TRUST CO                                    16%
(GS6 Class)                  TTEE Baylor Southern Baptist Protection
                             Program Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       STATE STREET BANK & TRUST CO                                    14%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Fixed Benefit Plan                                        77%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    STATE STREET BANK & TRUST CO                                    16%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    STATE STREET BANK & TRUST CO                                     6%
(GS6 Class)                  TTEE FBO Baylor Southern Baptist Protection Program
                             Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Fixed Benefit Plan                                        62%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  STATE STREET BANK & TRUST CO                                    23%
(GS6 Class)                  TTEE Baylor Southern Baptist Protection
                             Program Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  STATE STREET BANK & TRUST CO                                    16%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           85

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                       100%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC FIXED BENEFIT PLAN                                        77%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            STATE STREET BANK & TRUST CO                                    14%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Value Equity Fund            STATE STREET BANK & TRUST CO                                     9%
(GS6 Class)                  TTEE Baylor Southern Baptist Protection
                             Program Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Fixed Benefit Plan                                        76%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           STATE STREET BANK & TRUST CO                                    18%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           STATE STREET BANK & TRUST CO                                     6%
(GS6 Class)                  TTEE FBO Baylor Southern Baptist Protection Program
                             Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Fixed Benefit Plan                                        82%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        STATE STREET BANK & TRUST CO                                    12%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        STATE STREET BANK & TRUST CO                                     6%
(GS6 Class)                  TTEE FBO Baylor Southern Baptist Protection Program
                             Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                        79%
(GS6 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    STATE STREET BANK & TRUST CO                                    11%
(GS6 Class)                  TTEE FBO Baylor Health Care Systems
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------

 86                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
International Equity Fund    STATE STREET BANK & TRUST CO                                    10%
(GS6 Class)                  TTEE FBO Baylor Southern Baptist Protection Program
                             Convention Annuity Plan
                             ATTN Bob Height
                             1 Heritage Drive
                             North Quincy, Massachusetts 02171-2105
----------------------------------------------------------------------------------------------------------
Flexible Income Fund I       ABSBC CAP                                                       80%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund I       ABSBC CAP                                                       64%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund I       ABSBC Baylor University Retirement Plan                         19%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund I       ABSBC Employer Asset Plan                                       16%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC CAP                                                       87%
I                            PO BOX 2190
(GS2 Class)                  Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC Baylor University Retirement Plan                         12%
I                            PO BOX 2190
(GS2 Class)                  Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund I         ABSBC CAP                                                       77%
(GS2 Class)                  PO BOX 2190
                             Dallas Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund I         ABSBC Baylor University Retirement Plan                         22%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC CAP                                                       82%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Operating Fund                                             6%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Flexible Income Fund I                                    37%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Growth & Income Fund I                                    33%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Capital Opportunities Fund I                              11%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC CAP                                                        8%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Low-Duration Bond Fund       ABSBC Fixed Benefit Plan                                         7%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Growth & Income Fund I                                    55%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           87

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Capital Opportunities Fund I                              17%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC CAP                                                       14%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Medium-Duration Bond Fund    ABSBC Fixed Benefit Plan                                         8%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Growth & Income Fund I                                    41%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC CAP                                                       26%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Fixed Benefit Plan                                        15%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Extended-Duration Bond Fund  ABSBC Capital Opportunities Fund I                              13%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC CAP                                                       58%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                        11%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Growth & Income Fund I                                     9%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Capital Opportunities Fund I                               9%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Global Equity Fund I                                       9%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Global Equity Fund I                                      23%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Growth & Income Fund I                                    22%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Capital Opportunities Fund I                              22%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC CAP                                                       21%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Fixed Benefit Plan                                         5%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------

 88                                                               AB Funds Trust

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC CAP                                                       28%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Growth & Income Fund I                                    21%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Capital Opportunities Fund I                              21%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Global Equity Fund I                                      21%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC CAP                                                       51%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Growth & Income Fund I                                    14%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Capital Opportunities Fund I                              14%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Global Equity Fund I                                      14%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Growth & Income Fund I                                    20%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Global Equity Fund I                                      18%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Capital Opportunities Fund I                              18%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC CAP                                                       15%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    NORTHERN TRUST CO CUST                                          12%
(GS2 Class)                  FBO Church of the Nazarene
                             PENSION
                             PO BOX 92956
                             Chicago, Illinois 60675-2956
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                         6%
(GS2 Class)                  PO BOX 2190
                             Dallas, Texas 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    NORTHERN TRUST CO CUST                                           5%
(GS2 Class)                  FBO Church of the Nazarene
                             PO BOX 92956
                             Chicago, Illinois 60675-2956
----------------------------------------------------------------------------------------------------------
Flexible Income Fund         ABSBC Endowment Fund                                           100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Growth & Income Fund         ABSBC Protection Benefit Plan                                  100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------

Statement of Additional Information                                           89

                                                                                   PERCENTAGE OF SHARES
                                              SHAREHOLDER NAME                     OWNED (ROUNDED TO THE
NAME OF FUND (CLASS)                             AND ADDRESS                     NEAREST WHOLE PERCENTAGE)
----------------------------------------------------------------------------------------------------------
Capital Opportunities Fund   ABSBC Protection Benefit Plan                                  100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Global Equity Fund           ABSBC Operating Fund                                           100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Money Market Fund            ABSBC Operating Fund                                           100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Low Duration Bond Fund       ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Medium Duration Bond Fund    ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Extended Duration Bond Fund  ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Equity Index Fund            ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Value Equity Fund            ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
Small Cap Equity Fund        ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190
----------------------------------------------------------------------------------------------------------
International Equity Fund    ABSBC Fixed Benefit Plan                                       100%
(GS8 Class)                  PO BOX 2190
                             Dallas, TX 75221-2190

The Annuity Board will, at all times, directly or indirectly control the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board will control the vote on any matter that requires shareholder approval. The Annuity Board is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.

CALCULATION OF PERFORMANCE DATA

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield, average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of a Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.

 90                                                               AB Funds Trust

FINANCIAL STATEMENTS

The Funds' Annual Report for the fiscal year ended December 31, 2004 has been filed with the U.S. Securities and Exchange Commission. The audited financial statements, including the notes thereto, in the Annual Report (the "Audited Financial Statements"), and the financial highlights in the Annual Report, are incorporated by reference into this SAI. The Audited Financial Statements have been audited by the Funds' Independent Registered Public Accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.

Statement of Additional Information                                           91

                      (This page intentionally left blank)

 92                                                               AB Funds Trust

APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

A description of the rating policies of Moody's and S&P(R) with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS.

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Statement of Additional Information                                          A-1

STANDARD & POOR'S(R) CORPORATE BOND RATINGS.

AAA -- This is the highest rating assigned by Standard & Poor's(R) to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A -- Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated "CI" are income bonds on which no interest is being paid.

D -- Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P(R) believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS.

Prime-1 -- Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3 -- Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

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STANDARD & POOR'S(R) COMMERCIAL PAPER RATINGS.

S&P(R) commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P(R) believes that such payments will be made during such grace period.

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APPENDIX B -- PROXY VOTING

The Trust is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best financial interests of the Trust's shareholders and in a manner that takes into consideration only those factors that may affect the value of the shareholders' investments and does not subordinate the financial interests of the shareholders and the value of their investments to unrelated objectives. SBC Financial, the Trust's Investment Adviser, is responsible for the selection and ongoing monitoring of the sub-advisers who provide the day-to-day portfolio management for each Fund. The Trust has delegated proxy voting responsibility to SBC Financial. Because SBC Financial views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. In deciding to delegate this responsibility, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by SBC Financial and the Sub-Advisers. SBC Financial must periodically report to the Board of Trustees with respect to the Trust's implementation of its proxy program.

Provided are summaries of the proxy voting policies and guidelines of the Advisor and each Sub-Adviser. These summaries are not an exhaustive list of all of the issues that may arise, nor can the Advisor or Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser's full proxy voting policy are available to upon request.

SBC FINANCIAL SERVICES, INC. The Advisor's policy is to administer proxy voting matters in a manner consistent with the best interest the Trust and its shareholders and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations. Typically, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investment of a portion of the Fund's portfolio. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the client.

In limited instances, securities held by the Advisor in transition and not overseen by a sub-adviser will be voted by the Advisor in a manner that is consistent with the shareholders' best interest if the shareholders choose not to exercise their voting authority upon notice. In such limited circumstances, the Advisor will generally vote in favor of proposals that (1) maintain or strengthen the shared interest of shareholders and management; (2) increase shareholder value; (3) maintain or increase shareholder influence over the issuer's board of directors and management; and (4) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

The Advisor may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. For purposes of identifying conflicts, the Advisor's Proxy Administrator will rely on publicly available information about a company and its affiliates, and information about the company and its affiliates that is generally known by the Advisors' employees or senior management.

In the event that the Proxy Administrator determines that the Advisor has a conflict of interest with respect to a proxy proposal, the Proxy Administrator shall determine whether the conflict is "material" to that proposal. The Proxy Administrator may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Administrator must conclude that the proposal is not directly related to the Advisor's conflict with the issuer. If the Proxy Administrator determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

If the Proxy Administrator determines that the Advisor has a material conflict of interest, then prior to voting on the proposal, the Proxy Administrator must do one of the following: (1) fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Advisor shall vote on the proposal; (2) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the

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recommendation of such third party; or (3) vote on the proposal and detail how the Advisor's material conflict did not influence the decision-making process. The Proxy Administrator may not address a material conflict by abstaining from voting, unless he or she has determined that abstaining from voting on the proposal is in the best interests of a client.

ALLIANCE CAPITAL MANAGEMENT L.P. ("ALLIANCE CAPITAL"). Alliance Capital makes proxy voting decisions in the best interests of its clients. Barring compelling reasons to withhold votes for directors, Alliance Capital will vote in favor of the management slate of trustees. Alliance Capital will normally support management's recommendation of auditors except when inherent conflicts exist. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the Trust's management on changes in the Company's articles of incorporation or by-laws. Changes that are non-routine will be reviewed carefully by Alliance Capital to ensure no material effects to shareholders. Alliance Capital will examine analyze each corporate restructuring, merger and acquisition proposal on a case by case basis. Alliance Capital will generally vote in favor of proposals that protect or expand shareholder rights and oppose measures that seek to limit those rights. Alliance Capital favors proposals promoting transparency and accountability. Alliance Capital will oppose anti-takeover measures that entrench management or dilute shareholder ownership regardless of whether such proposals are advanced by management or shareholders. Alliance Capital will review executive compensation plans on a case by case basis to ensure that the long-term interests of management and shareholders are properly aligned. Alliance Capital will vote against social, political and environmental issues that are unduly burdensome or that are excessive in cost.

Alliance Capital has formed two proxy voting committees, one for growth and one for value. These committees establish general proxy policies and consider specific proxy voting matters as necessary. These committees, in conjunction with the analysts that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Alliance Capital recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan it manages, whose retirement plan it administers, or with whom it has another business relationship that may affect how it votes on the issuer's proxy. Alliance Capital believes that its centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only its clients' best interests in mind. That said, Alliance Capital has implemented additional procedures to ensure that votes are not the product of a conflict of interest, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how it intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interest exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that its voting decision is consistent with its clients' best interests.

ARONSON+JOHNSON+ORTIZ L.P. ("AJO"). AJO exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority.

Each client account is voted by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee (POC). Our policies and procedures are designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Adviser's Act of 1940 (as amended).

AJO has a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors; therefore, for detailed analyses of proxy issues, AJO relies primarily on one or more independent, third-party proxy voting services, and we generally vote proxies in accordance with the recommendations we

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receive from these services. Procedures are in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually. On rare occasions, we do not follow the third-party recommendation; however, we only vote against a recommendation when it is in the portfolio's best interests to do so and when AJO has no material conflict of interest. We rely solely on the third-party recommendations in situations where AJO has a material conflict of interest.

In some instances, AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHMS"). BHMS will vote each proposal in the best interest of the beneficial owner. Generally, Barrow will vote for proposals that restore and protect shareholder rights. Additionally, BHMS will vote in favor of proposals supporting best practices for corporate governance regarding the election of independent directors, approval of independent auditors, executive compensation plans and shareholders rights issues. Barrow will reject proposals that protect management from mergers and acquisitions, have the effect of diluting the value of existing shares, reduce shareholder power over any company action, and that are motivated by political, ethical or social concerns.

BHMS has a Proxy Oversight Committee that reviews and re-evaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Proxy Oversight Committee in order to assure that all proxy voting decisions are in the best interest of shareholders. BHMS's Proxy Coordinator reviews each proxy proposed and re-evaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. The Proxy Coordinator sends all voting decisions to ISS.

All proxies will be voted uniformly in accordance with BHMS policies. This includes proxies of companies who are also clients of BHMS, thereby eliminating potential conflicts of interest.

BLACKROCK ADVISORS, INC. ("BLACKROCK"). BlackRock's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

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BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy:

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

CAPITAL GUARDIAN TRUST COMPANY ("CGTC"). CGTC considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the bests interest of CGTC's clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst's knowledge of a company, its current management, management's past record and CGTC's general position on the issue.

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

CGTC associates in the proxy and legal departments are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and analyst's recommendation, and decides how to vote.

Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

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Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

This summary of CGTC's Proxy Voting Policy and Procedures is qualified by the full policy, which is available upon request.

EQUINOX CAPITAL MANAGEMENT, LLC ("EQUINOX"). Equinox policies and procedures are designed to ensure that the Equinox votes proxies in the best interest of its clients. Equinox utilizes ISS to cast and record all client votes, and to provide independent research on corporate governance, proxy and corporate responsibility issues. Proxy research is downloaded from ProxyMaster.com, ISS's internet platform, and then distributed to Equinox's research analysts who are responsible for ensuring voting decisions are consistent with Equinox's guidelines.

Material conflicts of interest are handled on a case-by-case basis. Material conflicts of interest between Equinox and its clients will be handled as follows: (i) Equinox may resolve material conflicts of interest by delegating full voting responsibility to its proxy voting service, ISS, or by suggesting that a client use another party to determine how proxies should be votes; (ii) Equinox may disclose material conflicts of interest to clients and obtain their consent before voting; or (iii) Equinox may resolve material conflicts of interest by taking any other steps that result in a decision to vote the proxies that is based on the client's best interest and is not a result of the conflict.

GENESIS ASSET MANAGERS LLP ("GENESIS"). Genesis considers proxy voting as part of its investment management duties and votes proxies in the best interests of clients. Genesis utilizes ISS to provide notices of meetings, agendas, research materials and voting recommendations. Genesis' proxy voting area is responsible for reviewing and documenting information received from ISS before presenting the information to the appropriate manager. Details or queries may be referred to the appropriate country or sector specialist for input or to determine whether any voting issued presented affect the value of the securities held. Voting rights are exercised in the manner deemed prudent and in the best interest of the client concerned. Genesis then instructs ISS on how to vote.

If a material conflict should arise between Genesis' interests and those of its clients, it is Genesis' policy to advise the client of such conflict and obtain their consent to vote. However, as Genesis is an independent investment management company without affiliation to a brokerage or securities firm, and since it does not actively trade for its own account, the possibility of material conflicts is minimized.

GOLDMAN, SACHS ASSET MANAGEMENT. ("GSAM"). AB Funds Trust, on behalf of the Medium Duration Bond Fund, has delegated the voting of portfolio securities to the Sub-Adviser, GSAM. GSAM has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the Funds. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, GSAM follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

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ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations from ISS, GSAM's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM's guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately-held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

LORD, ABBETT & CO. LLC ("LORD ABBETT"). Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of a potential conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if such a potential conflict of interest were to arise with any institutional client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors. Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis.

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Lord Abbett will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.

Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. Lord Abbett uses ISS for guidance on appropriate compensation ranges for various industries and company sizes.

In large-cap companies, Lord Abbett would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Lord Abbett generally opposes cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Shareholder Rights

Cumulative Voting. We generally oppose cumulative voting proposals on the basis that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting. On balance, Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions

Takeover Issues. Votes on mergers and acquisitions must be considered on a case by case basis. It is Lord Abbett's policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that Lord Abbett supports, as long as they are not tied in with other measures that clearly entrench management, are:
Anti-greenmail provisions, Fair Price Amendments, Shareholder Rights Plans and "Chewable Pill" provisions.

Social Issues. It is Lord Abbett's general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.

Client Voting Instructions. A client may instruct Lord Abbett how to vote a particular proxy or how to vote all proxies for securities held in its Lord Abbett account. Lord Abbett will accept such voting instructions from a client.

Obtaining Further Information. If a Lord Abbett institutional client would like a copy of Lord Abbett's complete proxy voting policies and procedures or information as to how Lord Abbett voted the securities in the client's account, the client should call (201) 395-2467 and request such policies and procedures and/or such proxy voting information.

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If a client of Lord Abbett's Separately Managed Accounts would like the complete policies and procedures or voting information, that client should contact their Program Sponsor and request their Program Sponsor to call Lord Abbett's Portfolio Specialist Group at (866) 772-3375 and request that information.

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES"). Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

LOTSOFF CAPITAL MANAGEMENT ("LCM"). Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to various provisions of the Adviser's Act, LCM acts in a fiduciary capacity with respect to each of its advisory clients and, therefore, LCM must act in the interest of the beneficial owners of the accounts it manages.

With respect to proxies that LCM votes, the primary objective of LCM is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments. LCM will likely vote against any proposals that LCM believes could prevent companies from realizing their maximum market value, or

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would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. LCM will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments.

In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for advisory clients that are ERISA plan assets. As such, LCM must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated there under, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not, under any circumstances, allow our voting to be dictated by the position of any outsiders. It is LCM's intent to vote proxies in all instances except that, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to LCM according to the provision of stock loan agreements.

LCM's proxy voting process is dynamic and subject to periodic review. Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in LCM's discretion to address any such changes.

1. Proxy Voting Procedures

a. Business Operations
   These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. LCM generally votes in favor of such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders.

b. Changes in Status
   There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.

c. Shareholder Democracy
  We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. We will generally support proposals that maintain or expand shareholder democracy.

d. Compensation
   We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.

e. Other Matters
   There are proxy proposals that address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, LCM will review each issue on a case-by-case basis and determine what in our opinion, will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.

Statement of Additional Information                                          B-9

f. Additional Information
   On a case-by-case basis, certain issues may be voted inconsistently with our policy based on the recommendation of proxy services that we have retained.

MARSICO CAPITAL MANAGEMENT, LLC ("MCM"). It is the policy of MCM to vote all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here.

- Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

- Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

- MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

- MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

MONDRIAN INVESTMENT PARTNERS, LTD.("MONDRIAN"). Mondrian will vote proxies on behalf of clients pursuant to their Proxy Voting Policies and Procedures (the "Procedures"). Mondrian has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Mondrian's proxy voting process for its clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS will create a record of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Mondrian will also vote against management's recommendation when it believes that such position is not in the best interests of its clients.

 B-10                                                             AB Funds Trust

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows:
(i) generally abstain if a company changes its auditor and fails to provide shareholders with an explanation for the change; (ii) generally vote re-incorporation proposals on a case-by-case basis; (iii) generally vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders; (iv) generally vote amendments to the articles of association on a case-by-case basis; (v) generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares; (vi) generally vote for share repurchase plans, unless clear evidence of past abuse of the authority is available or the plan contains no safeguards against selective buybacks; and
(vii) votes with respect to management compensation plans are determined on a case-by-case basis.

Mondrian also has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Mondrian receives on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DIAL during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients. Clients may request that their client services representative provide them with a complete copy of the Procedures and information on how their securities were voted by Mondrian.

NORTHERN TRUST INVESTMENTS, N.A. ("NTI"). NTI has adopted proxy voting policies and procedures (the "NTI Proxy Voting Policy") to govern the voting of proxies on behalf of the funds it advises. The NTI Proxy Voting Policy is designed to ensure that shares are voted in the best interests of the funds and their shareholders. Absent special circumstances, NTI exercises proxy voting discretion on particular types of proposals in accordance with specific guidelines (the "NTI Proxy Guidelines") set forth in the NTI Proxy Voting Policy. The NTI Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

NTI has delegated responsibility for the content, interpretation and application of the NTI Proxy Guidelines to the "NTI Proxy Committee" comprised of senior investment and compliance officers from NTI and its affiliates. NTI has delegated to an independent third party voting service (the "Service Firm") the responsibility to review proxy proposals and to make voting recommendations to the NTI Proxy Committee in a manner consistent with the NTI Proxy Guidelines. The NTI Proxy Committee may apply these NTI Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the NTI Proxy Voting Policy, the NTI Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of the Fund. In exercising its discretion, the NTI Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the NTI Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future

Statement of Additional Information                                         B-11
directions, and other factors may lead the NTI Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported.

The NTI Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote. The NTI Proxy Committee documents the rationale for any proxy voted contrary to the recommendation of the Service Firm.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI or its affiliates may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust or its affiliates or on matters in which NTI has a direct financial interest. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the NTI Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The NTI Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The NTI Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the NTI Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for certain clients. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

NUMERIC INVESTORS LLC (NUMERIC"). Numeric relies on a third party proxy voting service, ISS, to vote all its proxies in accordance with a predefined policy. Numeric has the right to vote for specific issues that it believes are in the best interest of its clients but does not conform to the predefined policy. Numeric has exercised that right very infrequently.

Votes on director nominees are made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. ISS will vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. ISS will vote against proposals to eliminate cumulative voting, proposals to restrict or prohibit shareholder ability to call special meetings, as well as proposals to restrict or prohibit shareholder ability to take action by written consent. ISS will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Votes with respect to compensation plans should be determined on a case-by-case basis. ISS will vote for shareholder proposals that seek additional disclosure on executive and director pay information. Votes on proposals to change a company's state of incorporation, mergers and acquisitions, corporate restructuring, spin-offs, asset sales and liquidations will be made on a case-by-case basis. With respect to social and environmental issues, ISS refrains from providing a vote recommendation; however, ISS votes for disclosure reports on these issues, particularly when it appears companies have not adequately addressed or have been unresponsive to shareholder requests.

 B-12                                                             AB Funds Trust

With respect to proxies involving mutual funds, ISS will vote on proposals involving election of directors, conversions, proxy contests, investment advisory agreements, distribution agreements, mergers and changes to fundamental restrictions on a case-by-case basis.

Proxy votes cast by Numeric Investors in accordance with ISS's guidelines and recommendations will not present any conflicts of interest because Numeric Investors casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

OECHSLE INTERNATIONAL ADVISORS, LLC ("OECHSLE"). Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and recordkeeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and/or recommendations and may supplement research and analysis with its own.

Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines and the approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account. Any deviation from the predetermined guidelines requires documentation of the matter, certification of the rationale and authorization by designated personnel.

Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by: (i) voting in accordance with the predetermined guidelines or recommendations of the independent third party proxy service or in accordance with the guidelines and directives of the client; (ii) insulating the proxy voting process from influence by permitting only designated personnel to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other associated tasks; (iii) requiring principals and other employees to disclose conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting; and (iv) mandating that those who are delegated responsibility under the policies and procedures to inform designated personnel of any instance or effort to influence or manipulate the voting of proxies.

PAYDEN & RYGEL. Payden & Rygel expects to fulfill its fiduciary obligation to its clients by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own. To that end, Payden & Rygel has a Proxy Voting Committee to consider any issues related to proxy matters. Payden & Rygel considers all aspects of the issues presented by a proxy matter, and depending upon the particular client requirement, Payden & Rygel may vote differently for different clients on the same proxy issue.

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will: (i) vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer; (ii) vote for programs that permit an issuer to repurchase its own stock; (iii) vote against management proposals to make takeovers more difficult; (iv) vote for proposals that support board independence; and (v) vote for responsible social policies that are designed to advance the economic value of the issuer.

Statement of Additional Information                                         B-13

To ensure that proxy votes are voted in the client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows: (i) if one of Payden & Rygel's general proxy voting policies applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy (assuming that the policy in question furthers the interests of the client and not of Payden & Rygel); and (ii) if the general proxy voting policy does not further the interests of the client, Payden & Rygel will seek specific instructions from the client.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"). PIMCO has adopted written policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders. PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interests of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PHILADELPHIA INTERNATIONAL ADVISORS, LP ("PIA"). PIA has responsibility to see that proxies are appropriately voted. PIA votes all proxies in accordance with its general proxy policy unless otherwise specifically instructed by the client in writing. PIA has retained ISS, an independent third party proxy serve, to provide fundamental research on proxies and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA's clients. ISS will inform PIA's proxy administrator of any proxies that do not fall with the adopted guidelines.

 B-14                                                             AB Funds Trust

PIA has developed its proxy policy to serve the collective interests of its clients, and accordingly, will generally vote pursuant to its policy when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest, the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests of its clients.

PROVIDENT INVESTMENT COUNSEL ("PIC"). PIC has adopted and implemented policies and procedures that are designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and applicable law. PIC will carefully consider all proxy proposals. The analyst of the security on the proxy being voted will conduct the actual voting of proxy statements. In exercising judgment with respect to voting stock held in a fiduciary capacity, PIC's decisions are governed by our primary duty to safeguard and promote the interest of the accounts and their beneficiaries. In keeping with this duty, it is PIC's policy to vote in favor of those proposals that advance the sustainable economic value of the companies, and thus the shareholders whose securities are held. If, after careful consideration, PIC believes that corporate management's position on financial, corporate governance, social or environmental questions could adversely affect the long-term best economic interest of a company and/or its shareholders, the stock will be voted against management. Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted either "for" or "against." PIC has contracted with ISS to oversee PIC's proxy voting process. ISS will determine what proxy votes are outstanding and what issues are to be voted on.

Votes on mergers and acquisitions will be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to the prospects of the combined company, offering price, fairness opinion, how the deal was negotiated, changes in corporate governance, changes in capital structure and conflicts of interest. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. PIC will generally vote for management proposals to reduce the par value of common stock, and vote on a case-by-case basis on proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights.

Generally, PIC will vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company; vote for proposals to implement an employee stock ownership plan and proposals to implement a 401(k) savings plan for employees. With respect to social and corporate responsibility issues, most issues are voted on a case-by-case basis.

PIC will be deemed to have a conflict of interest in voting a proxy if (a) the company whose proxy is being voted, or any affiliate of that company, is a client of PIC, or (b) PIC has a material business relationship with the company whose proxy is to be voted, or any affiliate of that company. In the event of such a conflict of interest, the proxy will be voted as indicated in the voting guidelines so long as the application of the guidelines to the matter involves little or not discretion by PIC. If the guidelines do not cover the matter to be voted on, or cover the matter but involve more than little discretion by PIC, then the proxy will be voted as recommended by ISS.

RCM. RCM exercises its voting responsibilities as a fiduciary and intends to vote proxies in a manner consistent with the best interest of its clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power. A Proxy Committee is responsible for establishing RCM's proxy voting policies and procedures. To the extent that the guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, management of the company presenting a proposal, shareholder groups and independent proxy research services.

Statement of Additional Information                                         B-15

The voting of all proxies is conducted by the Proxy Specialist in consultation with the Proxy Committee. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM's proxy voting guidelines. RCM retains ISS to assist in the processing of proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies.

RCM will review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts. In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy, such as untimely notice of a shareholder meeting or requirements to vote proxies in person.

RCM votes for board of director nominees, on a case-by-case basis, and favors boards that consist of a substantial majority of independent directors. RCM also believes that key board committees should be composed of entirely independent outsiders, to assure that shareholder interests will be adequately addressed. Stock incentive plans and capital stock authorizations are voted on a case-by-case basis, after analyzing the details of the proposal and the company's performance in terms of shareholder returns. Proxies that concern a merger, restructuring or spin off that in some way affects a change in control of the company's assets will be voted on a case-by-case basis. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders. Shareholder proposals regarding social and environmental issues will be voted on a case-by-case basis. RCM generally supports proposals that encourage corporate social responsibility. However, in the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

RCM may have conflicts that can affect how it votes its clients' proxies and may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate another client. In order to ensure that all material conflicts are addressed appropriately while carrying out is obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM shall resolve such material conflicts of interest with its clients.

SANDS CAPITAL MANAGEMENT, INC. ("SANDS"). Sands' policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of its client and with its fiduciary duties under applicable law. Sands seeks to discharge its fiduciary duty to clients for whom is has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, Sands will vote on most issues presented in accordance with the company's management, unless Sands determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, Sands will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in Sands' judgment, it would not be in the best interests of the client to do so.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands' clients, including developing, authorizing, implementing and updating Sands' proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands' evaluation of each proposal will be performed in the context of the guidelines giving appropriate consideration to the circumstances of the

 B-16                                                             AB Funds Trust
company whose proxy is being voted. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

Generally, Sands will vote against proposals to eliminate cumulative voting. Sands will vote on a case-by-case basis mergers, acquisitions, corporate restructurings, spin-offs, proposals to increase the number of shares of common stock authorized for issue, executive and director compensation plans (including stock option plans), and social issues with a view toward promoting good corporate citizenship.

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands' employees, and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determined that the Adviser has a conflict of interest as a result of the following: (1) significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (2) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands' conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the analyst. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

STW FIXED INCOME MANAGEMENT LTD. ("STW"). STW manages only investment-grade fixed income securities. Virtually all votes required of investment-grade fixed income security holders relates directly to the rights and standing of bondholders. In each case, STW votes for or against a proposal with the best interest of the affected client-bondholder being the sole consideration. After receiving a proxy, STW will obtain information relevant to voting the proxy. STW will evaluate each proxy and vote in the best interests of the affected client.

STW will, prior to voting a proxy, identify any material conflicts that might exist with respect to that proxy. If material conflicts are identified, STW will determine how such conflicts should be addressed and resolved, and will fully disclose the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss utilizing an independent third party to vote the proxy in the affected client's best interest.

TCW ASSET MANAGEMENT COMPANY ("TCW"). In connection with its investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guideline") and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's

Statement of Additional Information                                         B-17
clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations.

The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process and includes only the more significant decisions within those categories. While the Guidelines provide a basis for making proxy voting decisions, TCW's portfolio managers may, as described above, determine to deviate from the Guidelines in their discretion consistent with TCW's obligations to its clients.

PROXY CONTESTS AND TENDER OFFERS

- Vote for proposals to provide equal access to proxy materials for shareholders
- Vote against proposals to ratify or adopt poison pill plans
- Vote against proposals establishing fair price provisions
- Vote against proposals to adopt advance notice requirements
- Vote against greenmail and golden parachute payments

CAPITAL STRUCTURE

- Vote for mergers, acquisitions, recapitalizations, and restructurings
- Vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions
- Vote against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders
- Vote against reverse stock split if no proportional reduction in the number of authorized shares

EXECUTIVE AND DIRECTOR COMPENSATION

- Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock
- Decide on a case-by-case basis the adoption of any stock award plan if the plan dilution is more than 5% of the outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity

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- Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution is more than 15% of the outstanding common equity
- Vote against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value
- Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of outstanding common equity

CORPORATE GOVERNANCE

- Vote for uncontested director nominees and management nominees in contested elections
- Vote for ratification of auditors unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees
- Vote for independent nominating, audit, and compensation committees
- Vote for cumulative voting and against proposals to eliminate cumulative voting
- Vote for proposals to limit the liability of directors, and against proposals to indemnify directors and officers
- Vote for proposals to repeal classified boards and against proposals to adopt classified boards
- Vote against proposals to give the board the authority to set the size of the board without shareholder approval
- Vote against proposals to eliminate or limit shareholders' right to act by written consent
- Vote against proposals to establish or increase supermajority vote requirements
- Vote against mandatory retirement or tenure for directories

MISCELLANEOUS ISSUES

- Vote for studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues
- Vote against required corporate action or changes in policy with respect to social issues

CONFLICT RESOLUTION

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast both in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or the portfolio manager has determined to override the Guidelines, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Statement of Additional Information                                         B-19

Second, in recognition of the significance of TCW's portfolio managers in the proxy voting process, if a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW's Proxy Voting Manager.

TCW or the Outside Service will keep records of the following items: (i) TCW's Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

TIMESSQUARE CAPITAL MANAGEMENT ("TSCM"). TSCM may exercise voting authority for certain clients. TSCM has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TSCM votes proxies in the best interests of its clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TSCM, and its affiliates, and its clients. TSCM will vote for proposals it believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising its voting authority, TSCM considers its own research and the proxy research of an independent proxy

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agent. TSCM also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TSCM's authorization and recording proxy votes.

WALTER SCOTT & PARTNERS LIMITED ("WSPL"). WSPL has established proxy voting policies and procedures that are designed to facilitate compliance with applicable law and to ensure that WSPL exercises discretionary proxy voting authority in its client's best interests. When a client grants WSPL proxy voting authority, WSPL owes that client a duty of care to monitor corporate actions and take timely action with respect to proxies received with respect to client holdings. Similarly, WSPL owes a duty of loyalty to vote those client proxies in a manner consistent with the client's best interests without regard for any interest WSPL may have in the matter.

In the absence of a conflict of interest, the decision on how a particular proxy is voted is generally made by the WSPL investment professional primarily responsible for that particular investment based on what is in the best interest of the particular client for whom the proxy is being voted. WSPL defines a client's best interest fundamentally with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective. WSPL believes that the quality of a company's management is an important consideration in determining whether the company is a suitable investment. WSPL also recognizes that management can offer valuable insights by virtue of its central role in a company's affairs. Accordingly, WSPL will generally weigh management's views in determining how to vote a proxy, subject in all events to WSPL's overall analysis of the likely effect of the vote on its client's interest in the company. WSPL generally will vote with management as we feel that management should be allowed to make those decisions that are essential to the ongoing operations of the company. If WSPL votes against management, the shares are generally sold; however, disagreement over one or two specific issues may not necessarily trigger a sale.

On corporate governance matters, WSPL will evaluate each proposal separately. WSPL will generally vote in favor of a management-sponsored proposal to increase corporate governance and disclosure unless the proposal is likely to have a negative effect on the interests of shareholders. WSPL will vote for changes such as stock splits which would enhance liquidity and open market share repurchase plans where all shareholders can participate pro rata but against proposals designed to discourage merger and acquisitions and other measures which do not provide shareholders with economic value.

With respect to compensation plans, WSPL will evaluate each proposal separately but generally, WSPL will vote for compensation plans that are reasonable but against those that are unduly generous or would result in excessive dilution to other shareholders. On social and corporate responsibility issues, WSPL will evaluate each proposal separately but would generally vote against proposals that involve an economic cost to the company or restrict the freedom of the management to operate in the best interests of the company and of its shareholders.

WSPL's Senior Management Committee is responsible for identifying potential conflicts of interest that may be material to the proxy voting process. Once it has identified a potential conflict of interest, the Committee will resolve the conflict prior to voting the proxy in question. The Committee may resolve the conflict of interest by: (a) obtaining informed client consent; (b) applying a pre-determined policy that is designed to serve the client's interests rather than WSPL's, provided that the application of the policy to the proxy in question requires the exercise of little or no discretion on WSPL's part; (c) applying a pre-determined policy based upon the recommendation of an independent third party; (d) implementing the recommendation of a third party engaged by the client; or (e) in any other manner reasonably designed to fulfill WSPL's fiduciary duty to the client.

WESTERN ASSET MANAGEMENT LIMITED ("WAML"). WAML's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration WAML's contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote. WAML's Compliance Department is responsible for administering and overseeing the proxy voting process. Research

Statement of Additional Information                                         B-21
analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in the procedures.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAML may vote the same proxy differently for different clients.

Under the guidelines, WAML votes for shareholder proposals to require shareholder approval of shareholder rights plans as well as for decisions reached by independent boards of directors. With respect to acquisitions, mergers, reorganizations and other transactions, WAML votes these issues on a case-by-case basis. Generally, WAML votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where WAML is otherwise withholding votes for the entire board of directors. WAML votes for proposals relating to the authorization of additional common stock. WAML generally favors compensation programs that relate executive compensation to a company's long-term performance

WAML may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies will be voted in accordance with WAML's guidelines. WAML votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and role the fund plays in the client's portfolios. In addition, WAML votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

WAML's Legal and Compliance Department reviews proxy issues to determine any material conflicts of interest. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAML obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., where the client is a mutual fund or other commingled vehicle), WAML seeks voting instructions from an independent third party.

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